UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Soliciting Material under §240.14a-12

SPIRIT AEROSYSTEMS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2023

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

SPIRIT AEROSYSTEMS®

MESSAGE FROM OUR CHAIR
March 15, 2023
Dear Fellow Stockholders:
I am pleased to invite you to our 2023 Annual Meeting of Stockholders on Wednesday, April 26, 2023, at 11:00 a.m. Eastern Daylight Time. The meeting will be held virtually.
2022 Presented Fresh Challenges
2022 was more challenging than anticipated. Following on the heels of the 737 MAX grounding and COVID-19 pandemic, 2022 brought the war in Ukraine, global supply chain difficulties, a rapidly shifting labor landscape, and inflationary pressures. These challenges have had a cumulative layering effect on our business and on the commercial aviation industry at large. Our teams acted to soften the successive blows by supporting our supply chain, engaging with our workforce, and accessing the capital markets to manage Spirit’s balance sheet; all without losing sight of long-term diversification and growth strategies.
Robert D. Johnson
Chair of the Board

We Are Focused on Three Priorities in 2023
We are determined to emerge from these challenges stronger. In order to do so, we are focusing on three priorities in 2023:
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Realizing commercial production rate increases across our programs while remaining focused on high safety and quality performance. Our commitment to safety and quality is uncompromising.

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Reducing structural costs throughout Spirit to position us for profitability and positive cash flows in the long term, even at existing commercial production rates. Although we cannot control customer production rates, we can take action to adjust our cost structure over time.

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Re-energizing our workforce. The demands on our workforce have been heavy these last several years and the U.S. labor market is seeing historic shifts. Maintaining an engaged workforce is a key component for success.

We remain excited about Spirit’s future. As the aerospace industry works to overcome persistent challenges and meet the strong demand for products, our core values of transparency, collaboration, and inspiration will drive our achievement.
On behalf of the entire Board of Directors, thank you for your support. Your vote is important. I urge you to promptly cast your vote consistent with the Board’s recommendations.
Sincerely,

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Spirit AeroSystems Holdings, Inc. (“Spirit” or the “Company”) will be conducted virtually via live audio webcast on Wednesday, April 26, 2023, at 11:00 a.m. Eastern Daylight Time. The record date for the Annual Meeting is February 28, 2023 (the “Record Date”). This Proxy Statement is being first released to stockholders on March 15, 2023.
MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Proposal	Description	Board Recommendation
Proposal 1	Election of directors	FOR each nominee
Proposal 2	Advisory vote on the frequency of the advisory vote to approve the compensation of named executive officers	FOR every 1 YEAR
Proposal 3	Advisory vote to approve the compensation of named executive officers	FOR
Proposal 4	Approval of Amended and Restated 2014 Omnibus Incentive Plan	FOR
Proposal 5	Ratification of appointment of Ernst & Young LLP as independent auditors for 2023	FOR
CASTING YOUR VOTE
Stockholders of record of our Class A Common Stock (the “Common Stock”) as of the close of business on the Record Date are entitled to vote using any of the below methods and the 16-digit control number on your notice or proxy card.
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be conducted virtually again this year. Stockholders may attend the Annual Meeting at www.virtualshareholdermeeting.com/SPR2023 by entering the 16-digit voting control number found on the notice or proxy card. Stockholders may vote and submit questions during the Annual Meeting on the website.
Your vote is important. Regardless of whether you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Thank you for your ongoing support of Spirit.
Sincerely,
Mindy McPheeters
Senior Vice President,
General Counsel and Corporate Secretary
March 15, 2023
Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com

Spirit AeroSystems 2023 Proxy Statement	1

2	Spirit AeroSystems 2023 Proxy Statement

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider before voting your shares. Please carefully read this entire Proxy Statement and our Annual Report for the year ended December 31, 2022, before voting. We use the terms “Spirit,” the “Company,” “we,” “us,” and “our” in this Proxy Statement to refer to Spirit AeroSystems Holdings, Inc. and its consolidated subsidiaries.
PROPOSAL 1 — Election of Directors
The Nominating and Corporate Governance Committee and Board of Directors recommend that stockholders vote “FOR” all director nominees. Each nominee is nominated for a one-year term.
See “Proposal 1 — Election of Directors” beginning on page 6 of this Proxy Statement.

Director Nominees
Spirit’s Board best serves the Company and its stockholders when there is a balance between fresh perspectives and longer serving directors who bring continuity through business and market cycles. Board composition, refreshment, and succession are focus items for our Board. Six independent directors have joined the Board since 2015, two of whom are women and two of whom are ethnically diverse (including one of the women). At the 2022 Annual Meeting, two of our senior directors retired. In our annual stockholder outreach, we received positive feedback on the Board’s recent additions and the resulting mix of tenure, diversity, age, and experience.
The following table sets forth the 2023 director nominees. The average tenure of our nominees is approximately eight years and the average age of our nominees is approximately 66 years old.
Name	Age	Director Since	Skills and Experience	Independent	Committee Memberships	Other Public Boards
Stephen A. Cambone	70	2019	Dr. Cambone has extensive advisory experience in strategic planning, operations, resource allocation, technology, and governmental affairs acquired through years in public and private service, including as the Pentagon’s first Under Secretary of Defense for Intelligence.	Yes		0
Irene M. Esteves	64	2015	Ms. Esteves has an invaluable depth and breadth of experience in finance, risk management, and business strategy across multiple industries. Ms. Esteves has overseen a variety of business functions in senior executive roles, including as EVP and CFO for Time Warner Cable Inc.	Yes	*	2
William A. Fitzgerald	62	2021	Mr. Fitzgerald has years of technical and operational leadership experience, including in global supply chain and aerospace manufacturing and services. Mr. Fitzgerald served most recently as Vice President and General Manager of Commercial Engines Operation for GE Aviation.	Yes		0
Paul E. Fulchino	76	2006	Mr. Fulchino has executive and strategic advisory experience spanning 40 years. He has particular expertise in growth attained through various roles, including as Chairman and CEO of the world’s largest technology-based service provider of component parts and services to the aviation industry (Aviall, Inc.) through its acquisition by The Boeing Company (“Boeing”).	Yes	*	1
Thomas C. Gentile III	58	2016	As Spirit’s President and CEO, Mr. Gentile has unique knowledge and insight regarding all aspects of our business. He also brings broad experience in global operations, technology, and capital planning from executive leadership and strategy roles with GE (including GE Aviation Services), McKinsey & Company, CBS, and General Motors.	No		0

Spirit AeroSystems 2023 Proxy Statement	3

Name	Age	Director Since	Skills and Experience	Independent	Committee Memberships	Other Public Boards
Robert D. Johnson, Board Chair	75	2006	Mr. Johnson has deep domestic and international executive experience in the aerospace industry, including risk management, financial oversight, operations, and strategy. Mr. Johnson’s global experience was acquired through a variety of roles, including as CEO of Dubai Aerospace Enterprise and as Chairman of Honeywell Aerospace.	Yes		2
Ronald T. Kadish	74	2006	Mr. Kadish has extensive military and executive experience with unique defense, government, risk oversight, and operations expertise. Mr. Kadish served as EVP of the Defense Group for Booz Allen Hamilton, in a variety of roles for the Department of Defense, and as a Lieutenant General in the United States Air Force.	Yes	*	0
John L. Plueger	68	2014	Mr. Plueger has unique operational and aviation industry experience from over 36 years in the aviation industry, along with financial and accounting expertise as a certified public accountant. Mr. Plueger currently serves as CEO and President of Air Lease Corporation.	Yes		1
James R. Ray, Jr.	59	2022	Mr. Ray has expertise in supply chain, business transformation, strategy development and execution, innovation, technology, acquisitions, and global business integration acquired through years in leadership at Stanley Black & Decker.	Yes		2
Patrick M. Shanahan	60	2021	Mr. Shanahan has policy, defense, cybersecurity, and operations experience, as well as a valuable customer perspective. Serving most recently as Acting Secretary of Defense and previously as the 33rd Deputy Secretary of Defense, he spearheaded modernization in cybersecurity and other critical areas. Mr. Shanahan spent over three decades in a variety of leadership roles with Boeing.	Yes		2
Laura H. Wright	63	2018	Ms. Wright has extensive experience in commercial aviation executive management, including corporate finance, accounting, operations, treasury, and risk management. Ms. Wright also provides unique commercial aircraft end-user insights from her 25-year career at Southwest Airlines, most recently as SVP and CFO.	Yes	*	3
Audit Committee	Risk Committee	Compensation Committee	Corporate Governance and Nominating Committee (the “Governance Committee”)	*Chair
PROPOSAL 2 — Frequency of Advisory Vote on Executive Compensation
The Board of Directors recommends that stockholders vote for every “1 YEAR” to continue to hold the advisory vote on the compensation of our named executive officers (“NEOs”) annually.
See “Proposal 2 — Frequency of Advisory Vote on Executive Compensation” beginning on page 29 of this Proxy Statement.

PROPOSAL 3 — Advisory Vote on Executive Compensation
The Board of Directors recommends that stockholders vote “FOR” the advisory approval of the compensation of our NEOs for 2022.
See “Proposal 3 — Advisory Vote on Executive Compensation” beginning on page 30 of this Proxy Statement.

4	Spirit AeroSystems 2023 Proxy Statement

Executive Compensation At-A-Glance
For 2022, we made significant changes to our incentive compensation programs based on stockholder feedback:
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We changed the weighting of our long-term incentives from 60% time-based and 40% performance-based to 50%:50%

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We removed the individual performance component of our annual cash incentive for our CEO and other NEOs going forward so that achievement is now based solely on Company performance

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We returned to more traditional performance metrics of Free Cash Flow* (“FCF”), Earnings Before Interest and Taxes* (“EBIT”), Revenue, and Quality for our 2022 annual cash incentive and retained total stockholder return for our 2022 long-term performance incentive grants

The following are the key metric results for our 2022 executive performance incentive programs, including long-term performance incentives with a vesting period concluding at the end of 2022.
FREE CASH FLOW*	EBIT*	REVENUE
($516) million TARGET: ($188) million	($295) million TARGET: $340 million	$5.030 billion TARGET: $5.337 billion
QUALITY INDEX SCORE	TOTAL STOCKHOLDER RETURN (2020-2022 performance)	FREE CASH FLOW AS A PERCENTAGE OF REVENUE*
0.90 TARGET: 1.00	Below 25th percentile TARGET: 50th Percentile	(12.87%) TARGET: 7.75%
*See Appendix A for an explanation and reconciliation of non-GAAP measures.
The Company’s incentive compensation payouts demonstrate the rigor of the performance targets set by the Compensation Committee.
ANNUAL CASH INCENTIVE 1-year performance period	2022 Average Payout For NEOs 18% of target	2021 Average Payout For NEOs 80% of target	2020 Average Payout For NEOs 88% of target
LONG-TERM PERFORMANCE INCENTIVE 3-year performance period	2020-2022 performance 0% vesting	2019-2021 performance 0% vesting	2018-2020 performance 0% vesting
PROPOSAL 4 — Approval of Amended and Restated 2014 Omnibus Incentive Plan
The Board of Directors recommends that stockholders vote “FOR” approval of the Spirit AeroSystems Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan (the “Amended and Restated Omnibus Incentive Plan”).
See “Proposal 4 — Approval of Amended and Restated 2014 Omnibus Incentive Plan” beginning on page 64 of this Proxy Statement.

PROPOSAL 5 —Ratification of Appointment of Independent Auditors
The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2023.
See “Proposal 5 — Ratification of Appointment of Independent Auditors” beginning on page 71 of this Proxy Statement.

Spirit AeroSystems 2023 Proxy Statement	5

PROPOSAL 1	ELECTION OF DIRECTORS
The Board has nominated each individual listed below for election as a director. The Board has determined it is in the best interests of the Company and its stockholders for each nominee to continue serving on the Board, subject to stockholder approval. All of our directors are elected each year at the Company’s annual meeting of stockholders. The directors elected at the Annual Meeting will serve until the 2024 annual meeting of stockholders and until the election and qualification of his or her respective successor, subject to earlier death or disability.
Spirit currently has 11 directors, which number may be modified from time to time by the Board. Each of the director nominees has agreed to serve if elected and, as of the date of this Proxy Statement, the Company has no reason to believe that any nominee will be unable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders’ intention is to vote the proxies for such other person as may be designated by the Board to fill such vacancy.
 The Board unanimously recommends a vote FOR each of the director nominees listed below.
Voting Standard
The Company’s bylaws provide for simple majority voting in an uncontested election of directors. In order for a director nominee to be elected, the votes that stockholders cast “FOR” the director nominee must exceed the votes that stockholders cast “AGAINST” the director nominee. In the event that an incumbent nominee does not receive the requisite majority of votes cast in this election, the Company will follow the procedure described under “General Information — What happens if an incumbent director nominee is not elected at the Annual Meeting?” Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on the election of directors. Your broker may not vote your shares on this proposal unless you give voting instructions.
Stephen A. Cambone Independent Director Age: 70 Director Since: 2019
PROFESSIONAL EXPERIENCE:
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Consultant, Techsource (2022-present)

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Consultant, Intelligence and Security Alliance (2021-present)

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Trustee, Rumsfeld Foundation (2012-present)

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Associate Vice Chancellor for Cyber Initiatives, Texas A&M University System (2017-2022)

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Founder, Adirondack Advisors, LLC (2012-2018)

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Senior positions at QinetiQ, Inc. (2007-2012), including Executive Vice President, Strategic Development, and President, Missions Solution Group

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Under Secretary of Defense for Intelligence, U.S. Department of Defense (2003-2006) and served in other roles with the U.S. Department of Defense from 2001-2003

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2019-present)

COMMITTEE ASSIGNMENTS:
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Audit

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Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Dr. Cambone brings to the Board extensive expertise in governmental affairs, defense, and intelligence, along with executive leadership experience in the defense technology industry. Dr. Cambone has world-class knowledge of cybersecurity matters and invaluable insight into strategic development, given his years of experience in the private sector and government.

6	Spirit AeroSystems 2023 Proxy Statement

Irene M. Esteves Independent Director Age: 64 Director Since: 2015
PROFESSIONAL EXPERIENCE:
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Executive Vice President and Chief Financial Officer, Time Warner Cable Inc. (2011-2013)

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Executive Vice President and Chief Financial Officer, XL Group plc (2010-2011)

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Senior Vice President and Chief Financial Officer, Regions Financial Corporation (2008-2010)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Roper Technologies (2021-present)

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Spirit AeroSystems Holdings, Inc. (2015-present)

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KKR Real Estate Finance Trust Inc. (2018-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Aramark Holdings Corp. (2015-2022)

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RR Donnelley & Sons Co. (2017-2022)

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Level 3 Communications (2014-2017)

COMMITTEE ASSIGNMENTS:
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Audit (Chair)

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Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Ms. Esteves has experience in global finance, corporate strategy, human resources, treasury, accounting, tax, risk management, mergers and acquisitions, and investor relations across multiple industries. Ms. Esteves also brings to the Board experience as a public company director. In addition, Ms. Esteves qualifies as an audit committee financial expert under Securities and Exchange Commission (“SEC”) rules.

William A. Fitzgerald Independent Director Age: 62 Director Since: 2021
PROFESSIONAL EXPERIENCE:
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Vice President, Commercial Engines, GE Aviation (2011-2021)

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Vice President GEnx Engine Program, GE Aviation (2010-2011)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2021-present)

COMMITTEE ASSIGNMENTS:
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Audit

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Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Fitzgerald offers the Board a depth of technical and operational experience from his years of leadership in aviation manufacturing and services. Mr. Fitzgerald has manufacturing, operations, supply chain, and engineering expertise, along with experience in executive management, international operations, and risk management.

Spirit AeroSystems 2023 Proxy Statement	7

Paul E. Fulchino Independent Director Age: 76 Director Since: 2006
PROFESSIONAL EXPERIENCE:
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Operating Partner, AE Industrial Partners (“AEI”) (2015-present)

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Chairman, AEI HorizonX Ventures (2021-2022)

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Senior Advisor, Boeing (2010-2014)

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Chairman, President, and Chief Executive Officer, Aviall, Inc. (2000-2010) (Aviall became a wholly-owned subsidiary of Boeing in September 2006)

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President and Chief Operating Officer, B/E Aerospace, Inc. (1996-1999)

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President and Vice Chairman, Mercer Management Consulting (1990-1996)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2006-present)

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BigBear.ai (2021-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Wesco Aircraft Holdings, Inc. (2008-2020)

COMMITTEE ASSIGNMENTS:
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Compensation (Chair)

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Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Fulchino provides the Board with executive leadership experience, and extensive knowledge and expertise regarding the commercial aviation component parts and services industry, the Company’s customers and supply base, compensation and human resource matters, and mergers and acquisitions. Mr. Fulchino also brings to the Board experience as a public company director.

Thomas C. Gentile III Age: 58 Director Since: 2016
PROFESSIONAL EXPERIENCE:
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President and Chief Executive Officer, Spirit AeroSystems Holdings, Inc. (2016-present)

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Executive Vice President and Chief Operating Officer, Spirit AeroSystems Holdings, Inc. (April 2016-August 2016)

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President and Chief Operating Officer, General Electric Capital Corporation (2014-2016)

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President and Chief Executive Officer, General Electric Healthcare Systems (2011-2014)

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President and Chief Executive Officer, General Electric Aviation Services (2008-2011)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2016-present)

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Gentile has demonstrated success in managing large, complex global technology businesses across multiple industries. He brings to the Board a deep understanding of aviation program management, product development, strategy, and business development. Mr. Gentile also brings to the Board experience as a public company director.

8	Spirit AeroSystems 2023 Proxy Statement

Robert D. Johnson, Chair Independent Director Age: 75 Director Since: 2006
PROFESSIONAL EXPERIENCE:
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Chief Executive Officer, Dubai Aerospace Enterprise Ltd. (2006-2008)

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Chairman, Honeywell Aerospace (2005-2006)

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President and Chief Executive Officer, Honeywell Aerospace (known as Allied Signal Aerospace until 2000) (1999-2005)

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President and Chief Executive Officer, Electronic and Avionics Systems, Honeywell Aerospace (known as Allied Signal Aerospace at the time) (1997-1999)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2006-present)

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Roper Technologies, Inc. (2005-present)

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Spirit Airlines, Inc. (2010-present)

COMMITTEE ASSIGNMENTS:
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Compensation

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Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Johnson, Chair of the Board, has international aviation industry executive leadership experience and executive compensation and human resources experience, and provides the Board with valuable insight and perspective resulting from his expertise in marketing, sales, supply chain, and production operations. Mr. Johnson also brings to the Board experience as a public company director.

Ronald T. Kadish Independent Director Age: 74 Director Since: 2006
PROFESSIONAL EXPERIENCE:
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Consultant, Raytheon (2018-2019)

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Senior Executive Advisor, Booz Allen Hamilton (“BAH”) (2015-2019)

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Executive Vice President, BAH (2005-2015)

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Director, U.S. Missile Defense Agency, U.S. Department of Defense (2002-2004)

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Director, Ballistic Missile Defense Organization, U.S. Department of Defense (1999-2001)

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Commander, Electronic Systems Center, Hanscom Air Force Base (1996-1999)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2006-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Northrop Grumman Innovation Systems, Inc. (formerly known as Orbital ATK, Inc.) (2015-2019)

COMMITTEE ASSIGNMENTS:
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Risk (Chair)

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Governance

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Kadish provides the Board with unique expertise in military, program management, security, international, and governmental matters, including having served three decades in the U.S. Air Force, rising to the rank of Lieutenant General. He delivers critical insight to the Board with respect to enterprise risk management, cybersecurity, global security, and our defense customers’ needs and expectations. Mr. Kadish also brings to the Board experience as a public company director.

Spirit AeroSystems 2023 Proxy Statement	9

John L. Plueger Independent Director Age: 68 Director Since: 2014
PROFESSIONAL EXPERIENCE:
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Chief Executive Officer and President, Air Lease Corporation (“ALC”) (2016-present)

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President and Chief Operating Officer, ALC (2010-2016)

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President and Chief Executive Officer, International Lease Finance Corporation (“ILFC”) (2010)

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President and Chief Operating Officer, ILFC (2002-2010)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2014-present)

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ALC (2010-present)

COMMITTEE ASSIGNMENTS:
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Audit

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Compensation

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Plueger provides the Board with valuable insight into aviation operations management stemming from his executive leadership roles at ILFC and ALC. In addition, Mr. Plueger has significant experience in finance and accounting matters as a certified public accountant, having received his training as an auditor from PricewaterhouseCoopers. Mr. Plueger qualifies as an audit committee financial expert under SEC rules. Mr. Plueger also brings to the Board experience as a public company director.

James R. Ray, Jr. Independent Director Age: 59 Director Since: 2022
PROFESSIONAL EXPERIENCE:
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President, Engineered Fastening, Stanley Black & Decker (2018-2020)

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Various roles, Stanley Black & Decker (2013-2018)

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SVP and General Manager, TE Connectivity, Inc. (2009-2013)

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Various roles, General Motors and Delphi Corporation (1993-2009)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2022-present)

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Leslie’s, Inc. (2021-present)

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Commercial Vehicle Group, Inc. (2020-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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RR Donnelley & Sons Co. (2021-2022)

COMMITTEE ASSIGNMENTS:
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Compensation

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Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Ray is an experienced senior executive and general manager with diverse global P&L leadership. Mr. Ray brings to the Board expertise in supply chain, business transformation, strategy development and execution, customer relationship management, innovation and technology development, mergers and acquisitions, and global business integration, along with experience as a public company director.

10	Spirit AeroSystems 2023 Proxy Statement

Patrick M. Shanahan Independent Director Age: 60 Director Since: 2021
PROFESSIONAL EXPERIENCE:
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Acting Secretary of Defense, Department of Defense (2019)

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Deputy Secretary of Defense, Department of Defense (2017-2018)

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Senior Vice President, Supply Chain & Operations, Boeing (2016-2017)

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Senior Vice President and General Manager, Commercial Airplane Programs, Boeing (2008-2016)

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Various roles, Boeing (1986-2007)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2021-present)

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Leidos Holdings, Inc. (2022-present)

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CAE, Inc. (2022-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Zanite Acquisition Corporation (2021-2022)

COMMITTEE ASSIGNMENTS:
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Audit

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Compensation

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Mr. Shanahan brings to the Board valuable defense knowledge and experience having served as the Acting Secretary of Defense and the 33rd Deputy Secretary of Defense. Mr. Shanahan also offers a unique customer perspective from his extensive leadership career at Boeing. Mr. Shanahan’s experience includes commercial and defense operations, cybersecurity, risk management, compensation oversight, public policy, and international expertise.

Laura H. Wright Independent Director Age: 63 Director Since: 2018
PROFESSIONAL EXPERIENCE:
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Senior Vice President and Chief Financial Officer, Southwest Airlines Co. (“SWA”) (2004-2012)

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Vice President, Finance, and Treasurer, SWA (2001-2004)

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Treasurer, SWA (1998-2001)

CURRENT PUBLIC COMPANY DIRECTORSHIPS:
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Spirit AeroSystems Holdings, Inc. (2018-present)

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TE Connectivity Ltd. (2014-present)

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CMS Energy Corp. (and its wholly-owned subsidiary, Consumers Energy Company) (2013-present)

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JOBY Aviation, Inc. (2021-present)

FORMER PUBLIC COMPANY DIRECTORSHIPS — PAST FIVE YEARS:
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Pebblebrook Hotel Trust (2009-2019)

COMMITTEE ASSIGNMENTS:
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Governance (Chair)

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Risk

QUALIFICATIONS, EXPERIENCE, KEY ATTRIBUTES, AND SKILLS:
Ms. Wright has experience in corporate finance and accounting, commercial aviation end-user operations, risk management, and mergers and acquisitions as a result of her position as Senior Vice President and Chief Financial Officer of SWA, and various other financial positions held during her 25-year career at SWA. Ms. Wright worked for Arthur Young & Co. from 1982-1988 prior to joining SWA. Ms. Wright is a certified public accountant and also brings to the Board experience as a public company director.

Spirit AeroSystems 2023 Proxy Statement	11

CORPORATE GOVERNANCE
GOVERNANCE HIGHLIGHTS
INDEPENDENT OVERSIGHT:
10 out of 11 directors are independent

All committees are composed solely of independent directors

Lead independent director is required if Chair and CEO roles not separate (currently the roles are separate)

Regular executive sessions of non-employee directors Ongoing review of independent director committee roles
BOARD REFRESHMENT:
Five new directors have joined the Board since 2018

Two of our six most recently appointed independent directors are women and two are ethnically diverse (including one of the women)

Average tenure of our nominees is approximately eight years, and average age is approximately 66 years old

Annual Board and committee evaluations are conducted

Regularly analyze Board and committee composition and succession

The Board promotes ongoing director education, including through membership in the National Association of Corporate Directors

HIGH GOVERNANCE STANDARDS:
Risk oversight process with separate committee roles

Overboarding policy in place

Two Audit Committee members qualify as audit committee financial experts

Board regularly reviews executive succession plans

Robust stock ownership requirements for directors and executive officers

Stockholders have the right to call special meetings

Active stockholder engagement program

Annual say-on-pay vote

Annual director elections

Majority voting standard in uncontested director elections

Stockholders have the right to act by written consent

Market-standard proxy access right

Insiders are not permitted to short-sell, hedge, or pledge Company securities

Single class of shares with equal voting rights

The Board is committed to maintaining corporate governance practices that maximize stockholder value. The Company’s Corporate Governance Guidelines (the “Governance Guidelines”) are intended to promote strong independent oversight, transparency, and efficient functioning of the Board and its Committees. The Board is responsible for overseeing, counseling, and directing management; ensuring that the long-term interests of our stockholders are being served; reviewing the major risks facing the Company and helping develop strategies to address those risks; assessing adherence to the Company’s standards and policies; and performing the duties and responsibilities assigned to the Board under the Governance Guidelines and our certificate of incorporation, bylaws, and applicable law. The Governance Guidelines speak to a number of different matters, including Board responsibilities, management succession, director conflicts of interest, director compensation, outside board memberships, the Board’s view on director age and term limits, and director attendance at meetings, among other things. The Governance Guidelines are available at http://investor.spiritaero.com/corporate-governance/govdocs/default.aspx.

12	Spirit AeroSystems 2023 Proxy Statement

CORPORATE GOVERNANCE  (continued)
Board Leadership
The Company recently modified its Governance Guidelines to require the appointment of a lead independent director at any time that the Chief Executive Officer (“CEO”) and Board Chair roles are not separate. Currently, the Company has separate CEO and Board Chair roles so the Board has not deemed it necessary to appoint a lead independent director. The Board believes that separation of these roles is appropriate for the Company as it maximizes the ability of the CEO to focus on managing Company operations, strategy, and performance, while benefiting from the Board Chair’s independent perspective and insight.
The Board Chair performs the following duties:
■
Approves the agenda for Board meetings;

■
Presides over and manages Board meetings;

■
Presides over and manages stockholder meetings;

■
Serves as a liaison between the CEO and the non-employee directors;

■
Provides feedback to the CEO on behalf of the independent directors regarding business issues and Board management; and

■
Engages with the CEO weekly to discuss Company performance and matters of significance.

Board Composition and Refreshment
Our Board strives to maintain an appropriate balance of tenure and diverse attributes. In order to promote thoughtful Board refreshment, we undertake annual Board and Committee assessments to maintain director accountability and identify areas of improvement. The Board has periodically evaluated age and term limits, along with retirement policies, and has determined that such limits and policies may arbitrarily restrict valuable Board members from service. Instead, the Board has determined that it will continue evaluating its members on their merits based on the contributions they make in the boardroom and their ability to enhance overall Board effectiveness.
Six of our 11 director nominees have joined the Board since 2015. The average age of our directors is 66.3 years old and of our independent directors is 67.1 years old. The average tenure of our directors is 8.1 years and of our independent directors is 8.2 years. Among our six newest independent directors, two are women and two are ethnically diverse (including one of the women). The following are highlights for our directors.

TENURE
INDEPENDENCE
5
3
3
8 YEARS
TENURE
1
10
91%
INDEPENDENT
0-5 Years
6-10 Years
11+ Years
Independent
Non-Independent

Spirit AeroSystems 2023 Proxy Statement	13

CORPORATE GOVERNANCE  (continued)
	Cambone	Esteves	Fitzgerald	Fulchino	Gentile	Johnson	Kadish	Plueger	Ray	Shanahan	Wright
Gender Diverse		■									■
Ethnically Diverse		■							■
Selecting qualified individuals to serve as directors is key to the Board’s performance. The Governance Committee is responsible for evaluating qualified potential candidates to serve on the Board, and recommending to the Board nominees to stand for election at the Company’s annual meeting of stockholders. This responsibility is further described in the Governance Committee’s charter (available at: http://investor.spiritaero.com/corporate-governance/govdocs/ default.aspx).
In evaluating candidates, the Governance Committee and Board consider the qualifications and expertise of director candidates individually and in the broader context of the Board’s overall composition, taking into account any particular needs that the Company may have based on its strategic initiatives, risks, and opportunities. The following table highlights key areas of experience among our director nominees, broken down by individual director as noted across the top of the table.
	Cambone	Esteves	Fitzgerald	Fulchino	Gentile	Johnson	Kadish	Plueger	Ray	Shanahan	Wright
Public Company CEO				■	■			■
Public Company CFO		■									■
Aviation Operations Management			■	■	■	■	■	■	■	■	■
Public Company Board	■	■	■	■	■	■	■	■	■	■	■
Executive Compensation		■		■	■	■	■		■	■	■
Risk Management	■	■	■		■	■	■		■	■	■
M&A		■		■	■	■	■		■		■
Senior Government	■						■			■
Cyber	■						■		■	■
International	■	■	■		■	■		■	■	■
Defense	■				■	■	■			■
The Company utilizes a variety of methods to assist the Governance Committee in identifying and evaluating potential director candidates, including:
■
A third-party international executive search firm,

■
The New York Stock Exchange’s Board Advisory Council, and

■
Sitting director recommendations and contacts.

When evaluating individual candidates, the Governance Committee considers the personal ethics and values, experience, judgment, and diversity of the candidates, among other things. It is the Board’s policy that the Board should reflect diversity of skills, education, backgrounds, personal characteristics, qualifications, experiences, viewpoints, and such other factors as the Governance Committee and Board believe would enhance Board effectiveness. As stated in our Governance Guidelines, “Spirit is committed to considering diverse candidates for the Board across gender, race, ethnicity, and national origin. Any search firm

14	Spirit AeroSystems 2023 Proxy Statement

CORPORATE GOVERNANCE  (continued)
retained to assist the corporate governance and nominating committee in seeking candidates for the Board will affirmatively be instructed to seek to present diverse candidates.” Nominees must have high standards of integrity and ethics and convey a commitment to act in the best interests of the Company and its stockholders.
In addition, the Governance Committee considers the candidates’ employment and other commitments, and evaluates whether the candidates have sufficient time available to efficiently and effectively carry out director duties. For additional information, see “Overboarding Policy.”
Director Selection Process
Stockholder Candidates
It is the Governance Committee’s policy to consider candidates nominated by stockholders in compliance with applicable laws, regulations, and the procedures described in the Company’s bylaws and this Proxy Statement. If a stockholder desires to recommend a director candidate for nomination, the stockholder should follow the procedures described under “Stockholder Proposals and Director Nominations for the 2024 Annual Meeting.” Director candidates recommended by stockholders will be considered and evaluated in the same manner as candidates identified through other sources.
Proxy Access
The Company’s bylaws provide the stockholders with a market-standard proxy access right. Specifically, our bylaws permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s Common Stock continuously for at least three years, to nominate and include in the Company’s proxy materials directors constituting up to the greater of two individuals or 20% of the Company’s Board of Directors, provided that the stockholder(s) and the nominee(s) satisfy the applicable requirements in the bylaws.
Annual Evaluations
Each year, the Governance Committee oversees an evaluation of the Board and each committee. The 2022 annual evaluation covered the following topics, among other things:
■
Composition of the Board and committees and whether the composition is appropriate in light of the Company’s strategic priorities;

Spirit AeroSystems 2023 Proxy Statement	15

CORPORATE GOVERNANCE  (continued)
■
Effectiveness of Board and committee leadership;

■
Strengths of the Board and committees;

■
Opportunities for improvement;

■
Effectiveness of structures and practices; and

■
Quality of the Board’s relationship with management.

A summary of the evaluation process is below:

REVIEW OF PROCESS

In October, the Governance Committee annually reviews and approves the method and process of evaluation and specific questions asked during the evaluation.

CONDUCT EVALUATION

From October to December, the Chair of the Governance Committee has a private conversation with each director and asks the director each of the specified questions; at the end of the question period, the director is offered an opportunity to express any other thoughts, comments, or feedback on Board and committee performance and effectiveness.

EVALUATION SUMMARY

A summary of the evaluations is completed and presented for discussion.

ACTIONS TAKEN

In January, the Board and committees together discuss the evaluation summary and decide on actions to be taken.

ONGOING FEEDBACK

Throughout the year, directors provide ongoing feedback to the Chair, committee chairs, CEO, COO, or General Counsel, as appropriate, outside of the regular evaluation process.

Director Education
Our director education program includes occasional site visits and tours, education seminars on topics of interest conducted by senior management or external advisors, provision of background material on the Company’s operations and strategy, and provision of resources from various educational institutions (including the National Association of Corporate Directors).
Each new Board member receives onboarding training that involves meetings with senior management, business overviews, and presentations on the Code of Conduct, insider trading, and various other policies and procedures. We encourage our directors to attend reputable director education programs sponsored by external advisors and educational institutions.
Director Independence
Consistent with New York Stock Exchange (“NYSE”) rules, SEC rules, and the Company’s Governance Guidelines, our Board consists of a majority of independent directors, and our Audit, Governance, and Compensation Committees each consists solely

16	Spirit AeroSystems 2023 Proxy Statement

CORPORATE GOVERNANCE  (continued)
of independent directors. Directors qualify as independent based on the Board’s determination that the director has no material relationship with the Company (either directly, or as a partner, stockholder, or officer of an organization that has a relationship with the Company). The Board performs an independence assessment of each director annually, with the assistance of the Governance Committee, and as circumstances may otherwise require.
In assessing the existence of a material relationship with the Company, the Board considers all relevant transactions, relationships, and arrangements required by NYSE’s independence standards, the SEC, and the Company’s Governance Guidelines, each as applicable to non-employee directors generally and to each committee. The Board examines each director’s involvement through directorships, employment, consulting relationships, or otherwise, with entities with which the Company does business.
When considering the independence of Mr. Fulchino, the Governance Committee and Board considered his role as an operating partner of AEI, a private equity firm that has ownership interests in several of the Company’s suppliers. In his role at AEI, Mr. Fulchino assists with the acquisition, development, and value creation of portfolio companies.
Mr. Fulchino receives a retainer from AEI and does not own any equity in AEI. However, Mr. Fulchino receives a modest carrying interest upon the sale of certain portfolio companies. Mr. Fulchino is not covered under AEI’s benefit plans or programs, receives a Form 1099 from AEI, and is free to be employed by other companies. The Governance Committee and Board affirmatively determined, based on available facts and circumstances, that Mr. Fulchino was not an employee of AEI (for purposes of the independence determination). Further, with respect to the Company’s transactions with the AEI-owned suppliers, each transaction either arose as a result of the entity submitting the most competitive bid out of all bidding suppliers (and thus was not reportable under Item 404 of Regulation S-K) or the Board determined that Mr. Fulchino’s relationship with AEI did not give rise to a material interest. For these and other reasons, the Governance Committee and Board determined that Mr. Fulchino’s relationship with AEI does not give rise to a material relationship that impacts his independence (nor does it create a related person transaction).
Based on an analysis of each director’s affiliations and circumstances, the Board has determined that all the director nominees are independent under the NYSE’s criteria, excluding Mr. Gentile. All committees of the Board are made up solely of independent directors. Mr. Gentile is not a member of any committee.
Board Committees and Meetings
In carrying out its responsibilities, the Board has created and delegated certain responsibilities to four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, and the Risk Committee. The Board has adopted written charters for each committee, which are available at https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx.

Spirit AeroSystems 2023 Proxy Statement	17

CORPORATE GOVERNANCE  (continued)
Information on each committee of the Board is set forth in the table below. Two of our four Board committees are chaired by the women serving on our Board.
Committee	Members	Primary Responsibilities	No. of Meetings in 2022
Audit Committee*	Irene M. Esteves (Chair) Stephen A. Cambone William A. Fitzgerald John L. Plueger Patrick M. Shanahan
(1)
Oversee the quality and integrity of the Company’s financial reporting.

(2)
Oversee the Company’s compliance with legal and regulatory requirements.

(3)
Engage, compensate, and oversee performance and independence of the independent auditor.

(4)
Oversee performance of the Company’s internal audit function including staffing, compensation, and effectiveness.

(5)
Review and discuss with management and the independent auditors the Company’s earnings releases and quarterly and annual reports on Forms 10-Q and 10-K, and the audit generally.

(6)
Consider the effectiveness of the Company’s internal controls over financial reporting and participate in the resolution of internal control issues, where identified.

(7)
Oversee and participate in the review and resolution of significant deficiencies or material weaknesses, where identified.

(8)
Communicate with the independent auditor on audit control matters and critical audit matters to be described in the independent auditor’s report.

(9)
Oversee financial-related risk exposures and related policies and processes attempting to mitigate such risks.

(10)
Oversee the Company’s Code of Conduct and the Company’s ethics and compliance program.

6
Compensation Committee	Paul E. Fulchino (Chair) Robert D. Johnson John L. Plueger James R. Ray, Jr. Patrick M. Shanahan	(1) Review and approve the compensation of the Company’s executive officers, with a focus on linking pay and performance. (2) Oversee the administration of the Company’s compensation plans, policies, and programs. (3) Prepare the Compensation Committee Report in this Proxy Statement. (4) Oversee compensation-related risk exposures and related policies and processes attempting to mitigate such risks. (5) Review and make recommendations to the Board with respect to non-employee director compensation.	8
Governance Committee	Laura H. Wright (Chair) Robert D. Johnson Paul E. Fulchino Ronald T. Kadish William A. Fitzgerald
(1)
Assist the Board in identifying qualified individuals to become Board members, with a focus on improving the Board’s diversity profile.

(2)
Determine the composition of the Board and its committees.

(3)
Lead the annual review of the Board’s and the committees’ performance.

(4)
Develop and implement the Governance Guidelines and recommend to the Board any changes thereto.

(5)
Review and approve, deny, or ratify transactions under the Company’s Related Person Transaction Policy.

(6)
Oversee risks related to the Company’s governance structure.

(7)
Review the Company’s practices and reporting with respect to corporate responsibility, environmental, and social matters.

6
Risk Committee	Ronald T. Kadish (Chair) Stephen A. Cambone Irene M. Esteves James R. Ray, Jr. Laura H. Wright
(1)
Provide oversight of management’s guidelines, policies, and processes for assessing, monitoring, and mitigating the Company’s critical enterprise risks, including the major strategic, operating, safety/quality, financial, and compliance risks inherent in the Company’s business and core strategies.

(2)
Oversee the effectiveness of the Company’s cybersecurity programs and its practices for identifying, assessing, and mitigating cybersecurity risks.

(3)
Oversee management’s review and assessment of key risks that have the potential to significantly affect the Company’s ability to execute strategy, and determine which risks should be included on the Board’s agenda for discussion.

5
*The Board has determined that Ms. Esteves and Mr. Plueger are “audit committee financial experts,” as such term is defined in Item 407(d)(5) of Regulation S-K.

18	Spirit AeroSystems 2023 Proxy Statement

CORPORATE GOVERNANCE  (continued)
2022 Board and Committee Meetings and Attendance
During 2022, there were nine meetings of the Board. These meetings were held both in person and virtually. All of the Company’s directors attended 75% or more of the aggregate of all meetings of the Board and of the committees on which they served in 2022. Our Governance Guidelines provide that director attendance is expected at each annual meeting of stockholders. All of our directors attended the 2022 annual meeting of stockholders.
In addition to scheduled Board meetings, the Board receives monthly reports from management detailing financial results, operating highlights and challenges, and updates on strategic initiatives.
Executive Sessions
As part of each quarterly Board meeting in 2022, the Company’s non-employee directors met without management present in an executive session, with Mr. Johnson as Chair presiding over each session. During executive sessions, the non-employee directors reviewed management’s performance, compensation, talent development and succession planning, strategic considerations, corporate governance matters, and other matters of importance. The Company’s independent directors met in executive session at least one time during the year as required by the Governance Guidelines and NYSE rules.
Risk Oversight
The Board’s Role in Risk Oversight

BOARD

Responsible for oversight of management as it relates to identification, assessment, mitigation, and general management of risks relating to the Company's strategy and operations. The Board administers this responsibility through its review of corporate strategy and operations, and by delegating certain oversight responsibilities to the appropriate committees for further consideration and evaluation. The Board receives briefings from members of management on key strategic and operational risks during the July Board meeting, during regular management presentations, and as the other committees deem necessary in their Board reports.

RISK COMMITTEE

- Oversees the Company's enterprise risk management framework and material risks facing the Company, including cyber-related risks.
- Reviews management's guidelines, policies, and processes for assessing, monitoring, and mitigating the Company's critical enterprise risks.
- Receives regular reports from senior management detailing areas of risk as well as management and mitigation strategies with respect to such risks.
- Determines which risks need to be included on the Board's agenda for discussion.

AUDIT COMMITTEE

- Oversees financial reporting risks and other risks relating to internal controls, disclosure issues, Ethics Hotline reports, and legal and regulatory issues, including compliance with SEC rules and regulations.
- Conducts annual assessment of most significant risks within committee's purview and reports findings to the Board.

COMPENSATION COMMITTEE

- Oversees executive compensation risks.
- Strives to create incentives that encourage appropriate risk taking and align executives' interests with stockholders' interests.
- Conducts annual assessment of most significant risks within committee's purview and reports findings to the Board.

GOVERNANCE COMMITTEE

- Oversees governance risks relating to Board and committee composition, regulatory compliance, and public company governance matters.
- Conducts annual assessment of most significant risks within committee's purview and reports findings to the Board.
- Oversees environmental sustainability report and related efforts.

Spirit AeroSystems 2023 Proxy Statement	19

CORPORATE GOVERNANCE  (continued)
Management’s Role in Risk Oversight
The Company’s management is responsible for the identification, assessment, mitigation, and management of risks relating to the Company’s strategy and operations. Apart from reporting to the Board, management engages in a robust enterprise risk management process that involves: (i) creating risk-assessment surveys and conducting interviews; (ii) reviewing, repositioning, and prioritizing identified risks by a risk council composed of executive leadership; (iii) assigning risks to risk owners based on responsibilities with respect to the Company’s strategic objectives; (iv) developing and reporting mitigation plans by the risk owners and risk management team to the risk council; and (v) receiving insights from the Company’s internal audit function. On a quarterly basis, the status of the top risks identified in management’s enterprise risk management process, along with their associated mitigation plans, is presented to the Risk Committee. Risks that the Company focused on in 2022 included matters relating to financial performance recovery, quality, safety, production-rate readiness, supply chain, inflationary pressures, and cybersecurity, among other items.
Cybersecurity
The Risk Committee of the Board is charged with reviewing the Company’s cybersecurity matters. Management reports to the Risk Committee quarterly regarding cyber practices and procedures. The Company requires cybersecurity education and training at all levels of the organization. Spirit works to maintain the confidentiality, integrity, and availability of its information and digital resources through comprehensive and proactive compliance, privacy, incident response, cyber threat management, and enterprise risk programs developed from industry-accepted best practices. The framework for our programs is based on the U.S. Department of Defense Cybersecurity Maturity Model Certification (CMMC) and National Institute of Security and Technology (NIST) Frameworks, U.K. Cyber Defence and Risk (CyDr), Generally Accepted Privacy Program (GAPP) guiding principles, and ISO 27001/2 standards. These standards reflect well-defined processes and best-in-class technology.
Succession Planning
The Board is responsible for overseeing management succession planning. At least twice annually, the Board reviews candidates for succession with respect to the CEO role and other senior management roles. Succession plans have been developed for both ordinary course succession and contingency planning for an unforeseen event. The Board receives updates on the development of the succession candidates regularly. Directors engage with potential succession candidates at Board and committee meetings and informal events.
Stockholder Engagement
Our Board recognizes the importance of alignment with our stockholders and places a high priority on stockholder engagement. Our stockholder outreach team includes representatives from various functions including Sustainability, Compensation, Human Resources, Investor Relations, and the Corporate Secretary’s office. Members of our Board also participate as appropriate. We engage proactively with our stockholders throughout the year and the feedback we receive is reviewed with the full Board. Stockholder feedback is instrumental in developing our governance, compensation, and sustainability policies and practices, and in informing our business strategy.
For the second year in a row we significantly expanded our stockholder engagement program by reaching out to investors representing nearly 70% of our outstanding shares. We solicited feedback on a variety of topics, including compensation and the stockholder proposal received at our 2022 Annual Meeting. In response to this proposal, the Board adopted a Severance Policy at the January Board meeting, which is discussed in more detail beginning on page 31 of the “Compensation Discussion and Analysis” section below. The Severance Policy places limits on potential future severance entitlements for executive officers and was developed based in large part on the feedback we received from stockholders, as well as in-depth market analysis, discussions with our peers, and input from our compensation advisors.

20	Spirit AeroSystems 2023 Proxy Statement

CORPORATE GOVERNANCE  (continued)
How We Engaged
We engaged with our stockholders year-round in 2022 in a variety of ways:
■
In the fall, we reached out to our largest stockholders representing nearly 70% of outstanding shares to solicit feedback on a variety of topics.

■
We held calls with stockholders and discussed compensation, governance priorities, diversity, and sustainability performance, among other topics.

■
Our investor relations team regularly meets with our stockholders, prospective stockholders, and investment analysts.

■
We received unsolicited outreach from stockholders and responded to engage such stockholders on areas of importance to them.

What We Heard
Below is a summary of the feedback we received in 2022:
■
Positive feedback on the Company’s recent compensation changes and on the overall mix of tenure among directors on our Board following the 2022 Annual Meeting.

■
Input on responding to the stockholder proposal passed at the 2022 Annual Meeting regarding executive severance.

■
Requests for continued refinement of our compensation programs, including the inclusion of additional long-term incentive metrics focusing on company-specific performance.

■
Interest in our sustainability performance, reporting and goals, including applied standards.

How We Responded
The following is a summary of actions taken in response to stockholder feedback:
■
The Board adopted a Severance Policy in response to the stockholder proposal received at our 2022 Annual Meeting (see “Compensation Discussion and Analysis” below for details).

■
We further modified our compensation programs for the 2023 plan year to add free cash flow and revenue growth to our long-term performance incentive metrics, and to introduce segment-specific short-term incentive metrics for individuals dedicated to our Commercial, Defense & Space, and Aftermarket segments.

■
We continue to make progress on our sustainability goals and are preparing our third annual Sustainability Report.

Overboarding Policy
Per our Governance Guidelines, directors are expected to ensure that other commitments, including outside board memberships, do not interfere with their duties and responsibilities as Board members. A director may not serve on the boards of more than four other public companies or, if the director is an active CEO or equivalent of another public company, on the boards of more than two other public companies. In addition, directors must notify the Governance Committee before accepting an invitation to serve on the board of any other for-profit entity. The director must not accept such service until being advised by the Governance Committee Chair that the committee has determined that service on such other board would not create regulatory issues or potential conflicts of interest and would not conflict with the Company’s policies. All directors are in compliance with the Company’s overboarding policy as of the date of this Proxy Statement.

Spirit AeroSystems 2023 Proxy Statement	21

CORPORATE GOVERNANCE  (continued)
Code of Conduct
The Company is committed to high ethical standards and complying with all laws and regulations applicable to the Company’s business. To support and articulate its commitment and responsibility in this regard, the Company has adopted the Code of Conduct (the “Code”). The Code addresses a number of topics, including the Foreign Corrupt Practices Act, conflicts of interest, safeguarding assets, insider trading, and general adherence to laws and regulations. All directors and employees, including executive officers, must comply with the Code. The Code is available on the Company’s website at https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx.
Social Responsibility and Sustainability
In 2022, Spirit published its second annual Sustainability Report (the “Report”), highlighting the Company’s continued progress on meeting its sustainability goals and objectives established in 2021. The Report highlights Sprit’s key accomplishments and utilizes the Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB), and Task Force for Climate-Related Financial Disclosures (TCFD) frameworks. The third annual Sustainability Report will be published in 2023, continuing to focus on transparency in our disclosures.
Pursuant to its charter, the Governance Committee oversees Spirit’s practices and reporting with respect to corporate responsibility, environmental, and social factors that are of significance to the Company and its stakeholders.
Climate Action Plan
Spirit is committed to conducting and managing its business in a manner that protects the environment and supports the transition to a low-carbon economy. We are transitioning to renewable energy at many of our sites across the globe. Additionally, Spirit has set a goal to reduce its absolute Scope 1 and 2 greenhouse gas emissions by 30% below 2019 levels by 2030. Our sustainability strategies and programs consider climate, water, waste, and biodiversity.
Diversity, Equity, and Inclusion
At Spirit, we believe our success and the success of our employees depend on a commitment to fostering a diverse and inclusive culture that supports growth and development, along with the diverse skills needed to innovate. We have set a goal to increase representation of women in leadership (senior manager and above globally) to 30%, and minorities in leadership (senior manager and above in the U.S.) to 20%, by 2025. In 2022, Spirit was named on the Diversity Inc. Top Regional Company list and launched its first “Taking Flight” DE&I Leadership Symposium as well as a new employee business resource group focusing on the engagement and development of our hispanic/latino workforce.
Community Contributions
We believe in the power of innovative solutions, partnerships, and programs that bring communities together. In 2022, Spirit and its employees continued to support local communities, and contributed over 12,000 volunteer hours and donated approximately $3.75 million through corporate grants, in-kind contributions, and employee donations.
For more information, visit www.spiritaero.com/company/sustainability/overview/.
Related Person Transactions
The Board has adopted a written Related Person Transaction Policy (the “RPT Policy”) that can be found on the Company’s website at https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx. The purpose of the RPT Policy is to

22	Spirit AeroSystems 2023 Proxy Statement

CORPORATE GOVERNANCE  (continued)
ensure the proper evaluation, approval or ratification, and reporting of related person transactions between Spirit and any of its subsidiaries, on the one hand, and Spirit’s executive officers, directors, significant stockholders and their respective immediate family members and entities related to them, on the other hand. Such transactions are only appropriate if they are fair to, and in the best interests of, the Company.
Under the RPT Policy, a related person transaction is any transaction in which the Company was, is, or will be a participant, where the amount involved exceeds or may be expected to exceed $120,000, and in which a Related Person (as defined below) has, had, or will have a direct or indirect material interest. A Related Person is a director, director nominee, officer, or 5% stockholder, or any of their immediate family members. The existence of a direct or indirect material interest depends upon individual facts and circumstances and is determined by our General Counsel or the Governance Committee.
The Governance Committee is responsible for reviewing these transactions and determining whether they are fair to, and in the best interests of, the Company. After review of the relevant facts and circumstances, if the Governance Committee concludes a related person transaction is fair to, and in the best interests of, the Company, it may approve or ratify the transaction.
Except as described below, no other transactions occurred since January 1, 2022, that fall within the definition of “related person transaction” in the RPT Policy or under Item 404 of Regulation S-K, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation.”
Richard Gephardt
In 2022, the Company entered into a related person transaction with the Gephardt Group. Richard Gephardt, a former director of the Company, has a significant ownership interest in and serves as President and CEO of the Gephardt Group. The agreement entered into is for the provision of labor consulting and advisory services by the Gephardt Group to the Company. The agreement has a one-year initial term and includes payment of a minimum $20,000 monthly retainer to the Gephardt Group with fees in excess of the retainer amount to be billed on an hourly basis at fixed rates by individual. In 2022, $216,048 was paid to the Gephardt Group under the agreement. Upon a review of the facts and circumstances, the Governance Committee determined that the arrangement was fair to, and in the best interests in of, the Company and approved the transaction.
Alan Young
Kimba Sjogren, who is the spouse of Mr. Young, an executive officer of the Company, is employed by the Company in a non-executive officer position. Ms. Sjogren’s compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions, and without the involvement of Mr. Young. Her total compensation for 2022 was less than $350,000. Ms. Sjogren was hired independently of Mr. Young.
See also “Director Independence” for more information.

For More Information, Governance Documents Are Available on Our Website
We maintain governance documents on our website at https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx. These documents include, without limitation, our:

■ Bylaws; ■ Governance Guidelines; ■ Committee Charters; ■ Code of Conduct; ■ Severance Policy;	■ Finance Code of Professional Conduct; ■ Supplier Code of Conduct; ■ Related Person Transaction Policy; ■ Discrimination and Harassment Policy; and ■ Anti-Hedging and Pledging Policy.

Spirit AeroSystems 2023 Proxy Statement	23

DIRECTOR COMPENSATION
Overview
Non-employee directors receive annual cash and equity compensation as described below. Equity compensation is granted under the Director Stock Program adopted under the 2014 Omnibus Incentive Plan, as amended (the “OIP”).
The Compensation Committee reviews non-employee director compensation amounts and practices annually. As part of its review, the Compensation Committee evaluates non-employee director compensation data from the companies in Spirit’s proxy peer group, including data regarding the size of equity awards. In addition, the Compensation Committee confers with its independent compensation consultant on the magnitude and type of non-employee director compensation, and reviews market data and benchmarking surveys provided by the consultant. Based upon that information, the Compensation Committee makes a recommendation to the Board. The Board approves the form and amount of compensation after considering the Compensation Committee’s recommendation.
In developing its recommendations, the Compensation Committee is guided by the following goals with respect to non-employee director compensation:
■
Compensation should be market-competitive in relation to similarly-situated companies, including the Company’s proxy peer group;

■
Compensation should align directors’ interests with the long-term interests of the Company’s stockholders; and

■
The compensation structure should be transparent and easy to understand.

Compensation Elements
The following table describes the elements of the 2022-2023 term non-employee director compensation program:
Element	2022-2023 Amounts ($)
Annual Board Cash Retainer	110,000
Annual Board Equity Retainer	150,000
Additional Retainer for Chair of the Board	125,000
Additional Retainer for Chair of the Audit Committee	26,000
Additional Retainer for Chair of the Compensation Committee	21,000
Additional Retainer for Chair of Other Committees	15,000
Cash Retainers
Each Board member receives an annual cash retainer. The Chair of the Board and each committee chair receives an additional cash retainer. Directors may elect to receive their retainers in shares of restricted stock or restricted stock units (“RSUs”) in lieu of cash, but if any director ceases to serve as a director for any reason during the term, any such elective equity award will be forfeited and the director will receive a pro-rated portion of the annual retainer in cash. Except with respect to elective equity awards in lieu of cash, cash compensation is paid quarterly in arrears.
Equity Retainer
Each Board member receives an annual equity retainer, which directors may elect to receive in the form of restricted stock or RSUs. Both types of awards vest if the non-employee director remains continuously in service for the entire term to which the grant relates. If the non-employee director incurs a termination for any reason before the end of the term (before the annual meeting of stockholders following the grant), the awards are forfeited. The Board may, in its discretion, waive this one-year vesting condition (in whole or in part) if it deems it appropriate and in the best interests of the Company to do so. Upon vesting, shares relating to restricted stock awards are delivered to the director free of restriction; however, vested shares underlying RSUs are not delivered

24	Spirit AeroSystems 2023 Proxy Statement

DIRECTOR COMPENSATION  (continued)
to the director until the date that the director leaves the Board. Restricted stock confers voting and dividend rights; dividends accrue during the restricted period and are paid out upon vesting. RSUs do not confer voting rights, but do confer dividend-equivalents; dividend equivalents accrue during the restricted period and thereafter, and are delivered upon settlement. If the awards are forfeited, dividends or dividend-equivalents, as applicable, are also forfeited.
Other Compensation
Directors are reimbursed for out-of-pocket expenses incurred in connection with their Board service. The Company does not provide perquisite allowances to non-employee directors.
Director Stock Ownership Requirements
Pursuant to the Company’s Stock Ownership Guidelines, non-employee directors are required to own stock equal to five times the annual Board cash retainer, which currently amounts to $550,000. Non-employee directors have four years of Board service before they are required to meet the minimum stockholding requirements. Restricted stock and RSUs held by directors are counted in determining whether the minimum stockholding requirements are satisfied. If a director does not meet the minimum stockholding requirements due solely to a decrease in the value of the Company’s stock, the director is not required to acquire additional shares but is required to retain all shares until the requirements are met. Information regarding the current stock ownership of the Company’s non-employee directors can be found below under “Stock Ownership — Beneficial Ownership of Directors and Executive Officers.”
As of February 28, 2023, all non-employee directors were either in compliance with the stock ownership requirements or were on track to achieve compliance in the required time frame.

Spirit AeroSystems 2023 Proxy Statement	25

DIRECTOR COMPENSATION  (continued)
2022 Director Compensation Table
The following table sets forth non-employee director compensation for the fiscal year ended December 31, 2022.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Stephen A. Cambone	110,302	150,031		260,333
Charles L. Chadwell	39,384			39,384
Irene M. Esteves	136,374(4)	150,031		286,405
William A. Fitzgerald	110,302(5)	150,031		260,333
Paul E. Fulchino	131,360(6)	150,031		281,391
Richard A. Gephardt	34,658		216,048(8)	250,706
Robert D. Johnson	232,459	150,031		382,490
Ronald T. Kadish	125,343	150,031		275,374
John L. Plueger	110,302(7)	150,031		260,333
James R. Ray	97,005	150,031		247,036
Patrick M. Shanahan	120,563	150,031		270,978
Laura H. Wright	125,146	150,031		275,177

(1)
Includes annual cash retainer and committee or advisory chair retainers earned for 2022, including any such retainers that were paid in the form of restricted stock or RSUs in 2022 or 2023 by the director’s election in lieu of cash compensation for 2022. Messrs. Chadwell and Gephardt retired from the Board at the April 2022 Annual Meeting, and their retainers were prorated to reflect their service in 2022. Ms. Esteves and Messrs. Fitzgerald, Fulchino and Plueger elected to defer all or a portion of their annual cash retainers for 2022 as set forth in footnotes (4) - (7).

(2)
Represents the aggregate grant date fair value of the stock awards computed in accordance with authoritative guidance on stock-based compensation accounting issued by the Financial Accounting Standards Board (the “FASB”). On May 9, 2022, each non-employee director received an annual grant of 4,775 shares of restricted stock or RSUs with an aggregate value of $150,000 based on $31.42 per share, the closing price of Common Stock on the grant date. As a result of rounding of fractional share amounts, the grants were valued at $150,031. Messrs. Chadwell and Gephardt retired from the Board at the April 2022 Annual Meeting and thus did not receive stock awards in 2022. As of December 31, 2022, each non-employee director’s aggregate number of unvested restricted stock or RSUs was as follows: Dr. Cambone: 4,775 shares of restricted stock; Ms. Esteves: 9,104 RSUs (includes 4,329 RSUs received in lieu of 2022-2023 term annual cash and committee chair retainers); Mr. Fitzgerald: 8,276 shares of restricted stock (includes 3,501 shares of restricted stock received in lieu of 2022-2023 term annual cash retainer); Mr. Fulchino: 8,945 shares of restricted stock (includes 4,170 shares of restricted stock received in lieu of 2022-2023 term annual cash and committee chair retainers); Mr. Johnson: 4,775 shares of restricted stock; Mr. Kadish: 4,775 shares of restricted stock; Mr. Plueger: 8,276 shares of restricted stock (includes 3,501 shares of restricted stock received in lieu of 2022-2023 term annual cash retainer); Mr. Ray: 4,775 shares of restricted stock; Mr. Shanahan: 4,775 shares of restricted stock; and Ms. Wright: 4,775 shares of restricted stock. Note that any RSUs or shares of restricted stock received in lieu of annual cash and committee chair retainers described in this footnote were granted in 2022 and relate to retainers earned over the director’s 2022-2023 annual term, which covers portions of two calendar years, and that upon any termination of services of the director during the outstanding term, the equity award will be canceled, and a cash payment will be made therein that is equal to the cash amounts earned by the director through the date of such termination of service.

(3)
No non-employee director received perquisites or other personal benefits during 2022.

(4)
Includes $136,374 in annual cash and committee chair retainers that were paid in the form of 3,930 shares of RSUs for Ms. Esteves pursuant to her election. The RSUs were granted to Ms. Esteves in part on May 10, 2021, and in part on May 9, 2022, and are included in this disclosure because the RSUs were granted in lieu of cash payments earned for service in 2022.

(5)
Includes $110,302 in annual cash retainer that was paid in the form of 3,105 shares of restricted stock for Mr. Fitzgerald pursuant to his election. The restricted stock was granted to Mr. Fitzgerald in part on February 7, 2022, and in part on May 9, 2022, and are included in this disclosure because the restricted stock was granted in lieu of cash payments earned for service in 2022.

(6)
Includes $131,360 in annual cash retainer and committee chair retainers that were paid in the form of 3,786 shares of restricted stock for Mr. Fulchino pursuant to his election. The restricted stock was granted to Mr. Fulchino in part on May 10, 2021, and in part on May 9, 2022, and is included in this disclosure because the restricted stock was granted in lieu of cash payments earned for service in 2022.

(7)
Includes $110,302 in annual cash retainer that was paid in the form of 3,179 shares of restricted stock for Mr. Plueger pursuant to his election. The restricted stock was granted to Mr. Plueger in part on May 10, 2021, and in part on May 9, 2022, and is included in this disclosure because the restricted stock was granted in lieu of cash payments earned for service in 2022.

(8)
Represents payments to the Gephardt Group for labor consulting services as Mr. Gephardt, a former director of the Company, has a significant ownership interest in and serves as President and CEO of the Gephardt Group.

26	Spirit AeroSystems 2023 Proxy Statement

STOCK OWNERSHIP
Beneficial Ownership of Directors and Executive Officers
The following table sets forth, as of February 28, 2023, the shares of Common Stock beneficially owned by each director and executive officer, individually and as a group. Our directors and executive officers beneficially own less than 1.0% of our Common Stock both individually and in the aggregate. For purposes of the table, shares are considered to be beneficially owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to the shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days after February 28, 2023.
Name	Common Stock Beneficially Owned	RSUs Vesting Within 60 Days of Record Date	Time-Based and Performance- Based Restricted Stock(1)	Total Common Stock Beneficially Owned	Unvested RSUs(2)	Total Common Stock Beneficially Owned Plus Unvested RSUs
DIRECTORS Stephen A. Cambone	8,474	1,356	4,775	14,605		14,605
Irene M. Esteves		35,574		35,574	9,104	44,678
William A. Fitzgerald		2,263		2.263	8,276	10,529
Paul E. Fulchino	31,846		8,945	40,791		40,791
Robert D. Johnson	17,641		4,775	22,416		22,416
Ronald T. Kadish	28,579		4,775	33,354		33,354
John L. Plueger	27,435	13,026	8,276	48,737		48,737
James R. Ray, Jr.		850		850	4,775	5,625
Patrick M. Shanahan	1,247		4,775	6,022		6,022
Laura H. Wright	13,334		4,775	18,109		18,109
EXECUTIVE OFFICERS Thomas C. Gentile III	232,680		28,089	260,769	185,028	445,797
Mark J. Suchinski	36,504		3,437	39,941	35,390	75,331
Samantha J. Marnick	73,971		4,645	78,616	44,837	123,453
Duane F. Hawkins(3)	65,160	33,610	2,689	102,961		101,459
William E. Brown	39,339		3,139	42,478	21,268	63,746
Mary (“Mindy”) McPheeters	9,402		3,408	12,810	12,252	25,062
Scott M. McLarty	20,157		1,915	22,072	17,821	39,893
Justin Welner	20,625		4,692	25,317	14,464	39,781
Kailash Krishnaswamy	16,162	1,334	4,844	22,340	12,277	34,617
Alan Young	24,150	2,500	5,408	32,058	22,324	54,382
Kevin Matthies	29,715	—	—	29,715	—	29,715
Sean Black	9,331	1,900	3,960	15,191	11,427	26,618
Damon Ward	7,094	1,334	3,088	11,516	7,327	18,843
All current directors and executive officers as a group (22 persons)	683,131	93,747	110,410	884,964	406,570	1,291,534

(1)
For directors: includes unvested time-based restricted stock awards but excludes RSUs. RSUs do not confer voting rights until they are settled upon the director’s departure, as described in footnote (2) below. For executive officers: includes unvested time-based and performance-based restricted stock awards that are forfeitable until the vesting date or performance certification date, as applicable. Performance-based restricted stock awards are included in the table at target amounts. This column does not include any time-based or performance-based restricted stock units as they do not confer voting rights.

(2)
For directors: RSUs vest after one year of service as a director. However, RSUs are not payable until the director’s termination of service. At such time, the RSUs will be settled, at the Board’s option, in cash or shares of Common Stock based on the market value of Common Stock upon termination of service. Because of this, all vested RSUs are included under the “RSUs Vesting within 60 days of Record Date” column. The RSUs included under the “RSUs” column are currently unvested. For executives: reflects time-based RSUs granted in 2021 and 2022 that were still unvested. Does not include performance-based restricted stock units.

(3)
Mr. Hawkins reached retirement eligibility for time-based restricted stock units in 2020 and, accordingly, all outstanding time-based restricted stock units are included under the “RSUs Vesting within 60 days of Record Date” column.

Spirit AeroSystems 2023 Proxy Statement	27

STOCK OWNERSHIP  (continued)
Beneficial Ownership of Major Stockholders
The following table sets forth information with respect to beneficial owners of more than 5% of the Common Stock as of February 28, 2023. The information set forth below is based on ownership statements filed with the SEC pursuant to Section 15(d) or 13(g) of the Exchange Act.
Name	Amount of Shares Beneficially Owned	Percentage of Common Stock	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	10,303,930	9.79%	—	46,677	10,164,693	139,237
T. Rowe Price Associates, Inc.(2) 100 E. Pratt Street Baltimore, MD 21202	6,983,690	6.6%	2,770,222	—	6,983,690	—
AllianceBernstein L.P.(3) 1345 Avenue of the Americas New York, NY 10105	6,695,378	6.4%	5,525,399	—	6,694,155	1,223
Wellington Management Group LLP(4) 280 Congress Street Boston, MA 02210	6,595,563	6.27%	—	5,843,450	—	6,595,563
Blackrock, Inc.(5) 55 E. 52nd St. New York, NY 10005	5,935,966	5.6%	5,524,810	—	5,935,966	—

(1)
Information is based on an amended Schedule 13G filed with the SEC on February 9, 2023.

(2)
Information is based on a Schedule 13G filed with the SEC on February 14, 2023.

(3)
Information is based on a Schedule 13G filed with the SEC on February 14, 2023.

(4)
Information is based on an amended Schedule 13G filed with the SEC on February 6, 2023.

(5)
Information is based on a Schedule 13G filed with the SEC on February 3, 2023.

Delinquent Section 16(a) Reports
To the Company’s knowledge, based solely on a review of reports filed under Section 16(a) of the Exchange Act and certain reporting persons’ written representations, the Company believes that all filings required to be made by reporting persons holding Common Stock were timely filed in accordance with Section 16(a) of the Exchange Act in 2022 except for Mr. Hawkins’s Form 4 due on February 9, 2022, which was missed due to an administrative error. A Form 4 was filed for Mr. Hawkins on February 10, 2022.

28	Spirit AeroSystems 2023 Proxy Statement

PROPOSAL 2	FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are seeking advisory approval on the frequency with which stockholders should vote, on an advisory basis, on the compensation of our NEOs as required by the Dodd-Frank Act. The Company currently holds its advisory vote on compensation annually and the Board recommends continuing to do so. By voting with respect to this Proposal 2, stockholders may indicate whether they would prefer that we conduct advisory votes on executive compensation annually, every two years, or every three years. Stockholders may also abstain from voting on this Proposal 2.
 The Board recommends you vote for holding the advisory vote on the compensation of our named executive officers every “1 YEAR.”
Voting Standard

The affirmative vote of a majority of votes cast, in person or by proxy, will constitute the stockholders’ non-binding approval with respect to Proposal 2. A stockholder may vote every “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN” with respect to Proposal 2. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on this Proposal 2. If no frequency receives the affirmative vote of a majority of votes cast, then we will consider the option that receives the highest number of votes cast to be the frequency recommended by stockholders.
Under the NYSE rules, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that, if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on the matter.

Spirit AeroSystems 2023 Proxy Statement	29

PROPOSAL 3	ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are seeking advisory approval of the compensation of our named executive officers (“NEOs”), as set forth in the following “Compensation Discussion and Analysis” section. This “say-on-pay” vote is intended to address the overall compensation of the Company’s NEOs and the objectives, policies, and practices described in this Proxy Statement. We conduct a say-on-pay vote annually. The Board believes that our executive compensation promotes stockholder interests by providing a strong link between pay and performance consistent with practices across the Company’s peer group.
Accordingly, the Board asks the Company’s stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed by the Company pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and disclosures.”
The Board and Compensation Committee will review the voting results of Proposal 3 and take them into consideration when making future decisions regarding executive compensation.
 The Board recommends you vote “FOR” the resolution approving the compensation of our named executive officers.
Voting Standard

The affirmative vote of a majority of votes cast, in person or by proxy, will constitute the stockholders’ non-binding approval with respect to Proposal 3. A stockholder may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 3. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on this Proposal 3.
Under the NYSE rules, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that, if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on the matter.

30	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance	43
Other Compensation Elements and Information	46
Executive Compensation Tables	48
Employment and Separation Agreements	55
Potential Payments Upon Termination or Change in Control.	56
2022 CEO Pay Ratio	59
Compensation Committee Report	63

This Compensation Discussion and Analysis makes reference to financial data derived from our financial statements prepared in accordance with generally accepted accounting principles (“GAAP”) and certain other financial data prepared using non-GAAP components. For a description of how such non-GAAP measures are calculated, as well as a reconciliation to the most comparable GAAP measures, see “Non-GAAP Financial Measures” set forth in Appendix A.
2022 Named Executive Officers
This section describes the 2022 compensation program and plans for our NEOs. Our 2022 NEOs were:
Thomas C. Gentile III	President and Chief Executive Officer
Mark J. Suchinski	Senior Vice President and Chief Financial Officer
Samantha J. Marnick	Executive Vice President, Chief Operating Officer, and President, Commercial
Duane F. Hawkins*	Executive Vice President and President, Defense & Space
Kevin Matthies*	Former Senior Vice President, Boeing Programs
* Mr. Hawkins announced his intent to retire from this role effective April 1, 2023, but he will continue as an employee of the Company to facilitate an orderly transition through April 1, 2024, or such other date mutually agreed. Mr. Matthies separated employment with the Company effective January 26, 2023.
For a full description of the compensation we pay to our NEOs, please review this section and the related compensation tables carefully.
Say on Pay Vote and Stockholder Engagement on Compensation
In July 2022, the Board aligned the Company’s say-on-pay voting standard with general market practice by no longer treating broker non-votes and abstentions as “against” votes. Under this standard, the Company’s say on pay proposal at our 2022 Annual Meeting received in excess of 80% support. This is an improvement over support at the 2020 and 2021 Annual Meetings, which did not exceed 80%. Although we are pleased at this improvement, we strive for a higher level of support from our stockholders. In pursuit of this support, we again expanded our stockholder engagement program by reaching out to stockholders representing nearly 70% of the Company’s outstanding shares. During these engagements, we expressly requested feedback on compensation matters, including regarding the stockholder proposal on severance pay at the 2022 Annual Meeting. Through these engagements, some of which included the Chair of our Governance Committee, we received important feedback that influenced the formulation of the Severance Policy the Board adopted in January 2023 (available at
Spirit AeroSystems 2023 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx) and helped us continue to refine our compensation practices, as summarized in the chart below. For more details on our 2022 stockholder engagement program, see the “Stockholder Engagement” section above.
What We Heard	How We Responded
Respond to the stockholder proposal at the 2022 Annual Meeting. Stockholders’ severance concerns were focused on cash severance payments.
Following the stockholder proposal on severance pay that passed at the 2022 Annual Meeting, we took the following steps:
■
Expanded our stockholder outreach to nearly 70% of outstanding shares and specifically requested feedback on this item

■
Conducted a comprehensive market survey of executive severance policies

■
Engaged our third party compensation consultant to provide feedback and analysis on executive severance practices

■
Engaged with peers who received similar proposals to provide broader context

Based on our analysis and the feedback we received from stockholders, the Board adopted a Severance Policy that requires stockholder approval of executive cash severance pay in excess of 2.99 times base salary plus target bonus. Full details of the policy are available at https://investor.spiritaero.com/corporate-governance/govdocs/default.aspx

Use incentive compensation metrics focused on fundamental financial performance indicators (particularly cash performance) and include additional performance metrics for long-term performance incentives beyond just total stockholder return (“TSR”).
For our 2022 performance programs, we had returned to more traditional performance incentive metrics in response to stockholder feedback:
■
Annual cash incentive: Free Cash Flow, EBIT, Revenue, and Quality

■
Long-term performance incentive: TSR

Based on feedback we received during 2022, we modified our 2023 long-term performance incentive metrics to add the following metrics:
■
Free Cash Flow to incentivize cash performance

■
Revenue growth to drive focus on execution

We also introduced segment-specific short-term incentive metrics of revenue and profit for individuals dedicated to our Commercial, Defense & Space, and Aftermarket segments. The incentive is weighted 50% company metrics and 50% segment metrics. For non-segment dedicated individuals the weighting remains 100% company metrics.

Ensure rigorous goal-setting for performance incentives.
For most of our 2022 annual cash incentive financial performance metrics (Free Cash Flow, EBIT, and Revenue) the targets were more rigorous than 2021 actual achievement levels. See “2022 Company Performance” under the “Annual Cash Incentive” heading below for details.
For each of the long-term performance award periods ended December 31, 2020, December 31, 2021, and December 31, 2022, our NEOs received no vesting payouts. The average annual cash incentive payout for 2022 was 18% of target and for 2020 and 2021 was below target at 88% and 80%, respectively. We believe these goals were appropriately rigorous as reflected in the payout levels.
Notwithstanding the extraordinary challenges the industry and the Company have faced in recent years, the Compensation Committee has made no “in-flight” adjustments to our performance payouts.

32	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
What We Heard	How We Responded
Continue to provide enhanced ESG reporting, particularly around environmental and social performance and goals.
We published our second annual Sustainability Report in 2022 and work is underway on the 2023 report. We continue to refine our practices and are excited about the progress we are making. For more information, see the “Social Responsibility and Sustainability” section above or access our full Sustainability Report at https://www.spiritaero.com/company/
sustainability/policies-reporting/.

How Performance Determines Pay
CEO Compensation
The following discussion addresses the link between our CEO’s compensation and Company performance.
Mr. Gentile has led the Company through an extended and uniquely challenging time in the Company’s history. During his tenure as CEO, Spirit has been confronted by the 737 MAX grounding, the COVID-19 pandemic, aircraft production rate volatility, supply chain disruptions, global conflicts, and inflationary pressures. These events have resulted in the steepest decline in commercial aircraft production rates ever seen by Spirit. Mr. Gentile has exhibited strong leadership and resolve through these challenges. In 2022, he supported our supply chain to promote continuity, engaged with our workforce to navigate a shifting labor landscape, and accessed the capital markets to manage the Company’s balance sheet, all while pursuing long-term diversification and growth strategies.
Despite the extraordinary efforts required by these challenges, Mr. Gentile has forfeited one of the largest components of his pay in 2022 and in prior years: long-term performance equity grants. From 2018 to 2022, the portion of total compensation granted to Mr. Gentile that is comprised of equity has increased, and the portion comprised of cash has correspondingly decreased. In 2018, equity grants accounted for 69% of Mr. Gentile’s awarded total direct compensation. In 2022, equity grants accounted for 85% of his awarded total direct compensation. The proportionate increase of CEO compensation delivered as equity grants increases performance orientation and enhances alignment with stockholder interests.

CEO Equity Compensation
as a Percentage of Total Compensation
$14,000,000.00
$12,000,000.00
$10,000,000.00
$8,000,000.00
$6,000,000.00
$4,000,000.00
$2,000,000.00
$-
100%
80%
60%
40%
20%
0%
2018
2019
2020
2021
2022
Value of Grants in Year
Total Compensation in Year
Stock as % of Total

Our incentive compensation program is designed to align CEO pay with Company performance. Equity grants provide a direct incentive for improved share price performance. Conversely, when performance does not meet threshold targets, performance

Spirit AeroSystems 2023 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
shares are forfeited. Mr. Gentile’s long-term performance equity grants have been forfeited in total for each of the last three years (covering the three-year measurement periods ending on December 31, 2020, 2021, and 2022). These forfeitures align with recent Company performance even if not with the demands on Mr. Gentile during these exceptionally challenging years. Equity forfeitures, however, are not reflected in granted compensation (or in the summary compensation table). This can at times appear to result in misalignments between CEO pay and Company performance. It is illustrative to compare equity grants to actual equity vestings in a given year, despite the fact that time-horizons for vesting of equity grants do not directly align (some vesting ratably over three years and others vesting, if at all, at the end of a three-year measurement period).

CEO Equity Grants and Vestings
$10,000,000.00
$9,000,000.00
$8,000,000.00
$7,000,000.00
$6,000,000.00
$5,000,000.00
$4,000,000.00
$3,000,000.00
$2,000,000.00
$1,000,000.00
$-
2018
2019
2020
2021
2022
Value of Grants in Year
Value of Vestings in Year

As seen above, in all but one of the last five years, the value of Mr. Gentile’s equity vestings is significantly below the value of equity grants in that year. In 2022 for example, Mr. Gentile realized $3.6 million of value in time-based equity vestings from awards granted in prior years (all performance-based vestings were forfeited) but was granted approximately $9 million of equity opportunity, all of which may or may not be realized. Since equity grants are by far the largest component of Mr. Gentile’s total compensation, the result is a substantial decrease in realized pay. This represents a direct connection between CEO pay and Company performance.
2022 Incentive Programs
In 2022, we focused on fundamental financial performance and strengthening the pay-for-performance link. Our 2022 incentive programs included the following changes from prior years:
2022 Annual Cash Incentive	2022 Long-Term Incentive

■
Removed the individual performance component of our annual cash incentive for each of our NEOs so that achievement was based 100% on Company performance against established targets.

■
Returned to more traditional performance metrics for our annual cash incentive:

■
Free Cash Flow (40%)

■
EBIT (20%)

■
Revenue (20%)

■
Quality (20%)

■
Updated our primary compensation benchmarking peer group to reflect market dynamics and the most appropriate peer companies.

■
Adjusted the weighting for the performance component of our 2022 long-term incentives from 60% time-based and 40% performance-based to 50% time-based and 50% performance-based.

■
Maintained a relative TSR metric for long-term performance incentive grants.

■
Established a secondary peer group specific to relative TSR to maximize effectiveness of the metric as an incentive tool.

34	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Looking Forward: Changes for 2023 Incentives
Going into 2023, we continue to focus on fundamental financial performance, particularly cash performance, consistent with the feedback we received from our stockholders. For 2023 grants under our long-term performance incentive program, we have added a Free Cash Flow metric and a revenue growth metric. For our 2023 annual cash incentive, we primarily use financial performance metrics and introduced segment specific metrics as well.
2023 Annual Cash Incentive	2023 Long-Term Incentive

■
No individual performance component.

■
For segment-dedicated individuals, the incentive is weighted 50% company metrics and 50% segment metrics. For non-segment dedicated individuals the weighting is 100% company metrics.

■
Company metrics:

■
Free Cash Flow (40%)

■
EBIT (20%)

■
Revenue (20%)

■
Quality (20%)

■
Segment (Commercial, Defense & Space, and Aftermarket) metrics:

■
Segment Profit (80%)

■
Segment Revenue (20%)

■ 50% time-based and 50% performance-based. ■ Metrics and weightings for the performance-based component: ■ Relative TSR (50%) ■ Free Cash Flow (25%) ■ Revenue Growth (25%)
Executive Compensation Plan Design
The objectives of our executive compensation programs are to:
■
attract, retain, and motivate highly qualified executives;

■
promote absolute performance through the use of structured incentives;

■
align pay with relative performance by developing and benchmarking against an appropriate peer group (see “Peer Benchmarking”);

■
link the interests of our NEOs with those of our stockholders, including by using TSR as a compensation incentive metric; and

■
manage appropriate risk-taking through the use of diversified performance measures, payment caps, clawback policies, and other tools.

Spirit AeroSystems 2023 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
What We Do	What We Don’t Do
Pay-for-Performance. Over 50% of direct NEO pay on average is tied to performance results	Ongoing Accruals. No ongoing accruals under defined-benefit Supplemental Executive Retirement Plan
Peer Benchmarking. Compensation packages are benchmarked against peers through relative metrics	Share Recycling. No share recycling (other than in the context of forfeited shares)
Limit Awards. Payout of annual cash incentive and performance-based restricted stock awards is capped at 200%	Hedging, Pledging, and Shorts. No short selling, pledging, or hedging Company stock
Performance Weighting. Long-term incentive grants are weighted 50% performance and 50% time-based starting in 2022	Enhanced Benefit Plans. No enhanced health and welfare benefit plans for executives
Equity Incentives. Long-term incentives are paid entirely in Common Stock	Guaranteed Payouts. No guaranteed payouts on performance-based equity compensation (except for upon death or disability)
Clawback Policy. The Company’s short- and long-term incentive awards are subject to clawback provisions	Dividends on Unvested Shares. No dividend payments on time- or performance-based restricted stock awards until they vest
Stock Ownership Requirements. Our executives are required to maintain stock ownership measured as a multiple of base salary (5x for CEO, 3x for EVP/SVP, 1x for VP)	Tax Gross-Ups. No tax gross-ups related to a change in control
Annual Say-on-Pay. Stockholders cast an annual advisory say-on-pay vote
Single-Trigger Change in Control. No payment of cash severance or vesting of equity awards solely upon a change in control (such benefits are provided upon a qualifying termination following a change in control)

Independent Consultant. The Compensation Committee uses an independent compensation consultant and assesses independence annually
No “Evergreen” Provisions in Omnibus Incentive Plan. We have no “evergreen” provisions in our stockholder-approved incentive plan, or our proposed amended and restated plan, that would allow continuous share pool refreshment

Rigorous Targets. Performance targets are rigorous and tied to key measures of profitability and performance
Setting Target Pay
The Compensation Committee reviews and approves the target pay levels for our NEOs with respect to salary, our annual cash incentive, and our long-term incentives. In setting these levels, the Compensation Committee works with management and external advisors, including our independent compensation consultant, Meridian Compensation Partners, and reviews the following:
■
the Company’s compensation objectives;

■
peer group compensation levels and broad survey data provided by the Compensation Committee’s independent compensation consultant, along with other market data;

■
each NEO’s position responsibilities, goals, and challenges; and

■
the experience, prior performance, and potential of each NEO.

The Company generally sets total annual direct compensation (consisting of base salary, the annual cash incentive, and long-term incentives) of the NEOs at a target level that is at or around the market median, subject to individual circumstances and exceptions. Additional information about the Company’s peer group can be found under the “Peer Benchmarking” section.
Aligning Pay with Performance
The 2022 compensation structure (excluding perquisite, “other” compensation, and changes in pension value) for our CEO and the other NEOs is described in the below charts. These charts show that a substantial portion of our CEO’s and NEOs’ direct compensation is delivered through performance-based pay: 55% for our CEO and 48% for our other NEOs.

36	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Our Pay Metrics
The table below explains the metrics and inputs that are used to measure performance and determine 2022 compensation. We strive to design incentive plans that challenge our executives and drive achievement, but are also achievable at target performance, with less frequent achievement of maximum performance and below threshold performance.
Program	Metric/Input	Percentage of Component	Scale	Rationale for Metric
Annual Cash Incentive — Company Performance	Free Cash Flow*	40%	Threshold: ($263 million) Target: ($188 million) Maximum: ($113 million)
Managing cash is a key priority for the Company as the commercial aviation industry continues to recover from multiple successive challenges. Our stockholders have expressed strong support for the use of incentive metrics focused on cash performance.

	EBIT*	20%	Threshold: $240 million Target: $340 million Maximum: $440 million	EBIT improvement supports long- and short-term goals and reflects the Company’s ability to operate profitably
	Revenue	20%	Threshold: $5.087 billion Target: $5.337 billion Maximum: $5.587 billion	Revenue achievement reflects our ability to deliver on commercial aircraft production rate increases
	Quality	20%	Threshold: 0.5 Target: 1.0 Maximum: 2.0	Quality is how our customers measure compliance with specifications and has direct financial impact. Our quality index uses key customer metrics
Long-Term Incentive Program	Stock Price (Time-Based RSUs)	50%**	Three-year vesting period	Promotes absolute stock price performance, executive retention by requiring continuous employment and alignment of our NEOs’ interests with those of our stockholders
	TSR (Performance-Based RSUs)	50%**	Threshold: 25th percentile Target: 50th percentile Maximum: 75th percentile	Promotes relative stock price performance by measuring the Company’s TSR percentile rank against its peers over a three-year performance period and alignment of our NEOs’ interests with those of our stockholders
*Please see Appendix A for an explanation and reconciliation of non-GAAP measures.
**50%:50% time-based and performance-based long-term incentive split began with grants in 2022, prior to which grants were 60% time-based and 40% performance-based.

Spirit AeroSystems 2023 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Peer Benchmarking
In order to effectively attract, motivate, and retain our executives, the Compensation Committee regularly examines market data for both pay levels and pay practices with the assistance of our independent compensation consultant. Benchmarking data provides valuable insights regarding market practices, and the Compensation Committee generally targets the median compensation range for our executives. However, we do not use a formulaic approach to determining competitive pay levels and will deviate from that range to address business needs, individual performance, internal pay equity across the executive team, and succession planning.
Given the unique nature of the Company’s business, and the lack of true direct competitors in the market, it was challenging to develop a single set of peer companies for purposes of compensation benchmarking. While certain companies conduct business in areas that overlap with ours, many are either much smaller or much larger in scope with limited direct overlap. In addition, the Company’s profile is evolving as we integrate acquisitions and make progress on our diversification efforts. To address these challenges, beginning in 2022, the Compensation Committee developed both a primary compensation peer group and a secondary peer group for benchmarking relative TSR performance. Specific factors considered in determining companies for inclusion in these peer groups included:
■ Overall size	■ Similarities in capital intensity
■ Scope of operations	■ Stock price movement correlation
■ Aerospace and defense industry	■ Industrial operations
■ Overlapping market competitors	■ Domestic and international revenue mix
■ Executive talent competitors
Based on the above factors, the Compensation Committee approved the following peer groups for 2022:
Primary Compensation Peer Group	Relative TSR Peer Group
AAR Corp.	A.O. Smith	Moog Inc.
Arconic Corporation	AAR Corp.	Northrop Grumman
Curtiss-Wright	Arconic Corporation	Oshkosh Corporation
Hexcel Corporation	Crane Co	Owens Corning
Howmet Aerospace	Curtiss-Wright	Parker Hannifin
Huntington Ingalls	Eaton Corporation	Parsons Corporation
L3 Harris Technologies	General Dynamics	Pentair plc
Lennox International Inc.	Hexcel Corporation	Rockwell Automation
Moog Inc.	Howmet Aerospace	Stanley Black & Decker
Oshkosh Corporation	Hubbell Incorporated	Teledyne Technologies
Owens Corning	Huntington Ingalls	Textron
Parker Hannifin	IDEX Corporation	The Timken Company
Parsons Corporation	Illinois Tool Works	Trane Technologies
Textron	ITT Inc.	TransDigm Group Incorporated
TransDigm Group Incorporated	L3 Harris Technologies	Triumph Group
Triumph Group	Lennox International	Xylem, Inc.

38	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
2022 Performance and Payouts
There are three major components to the Company’s compensation program for NEOs: base salary, annual cash incentive, and long-term incentive. Each component is described below.
Base Salary
Base salary is a fixed cash amount designed to attract, retain, and motivate executive officers, taking into consideration the officer’s responsibilities, experience, breadth of role, and overall performance. The Company reviews each NEO’s base salary annually in January and makes appropriate adjustments to account for individual performance, market movement, and any change in responsibilities or circumstances. Base salary is paid in cash bi-weekly.
Annual Cash Incentive
The Annual Cash Incentive (“ACI”) is designed to incent the NEO’s to achieve critical annual performance objectives that are tied to our annual business plan and drive business results and stockholder value. Under the ACI, each NEO is assigned a target award opportunity, expressed as a percentage of the NEO’s base salary. For 2022, this target award opportunity was equal to 145% of base salary for Mr. Gentile, 110% of base salary for each of Mr. Suchinski and Ms. Marnick, 105% of base salary for Mr. Matthies, and 100% of base salary for Mr. Hawkins. The Compensation Committee set each NEO’s target taking into consideration peer group market data and the NEO’s responsibilities, experience, breadth of role, and overall performance.
Payout of the ACI depends on the attainment of Company performance goals. Depending on the level of performance achieved, payout can be between 0% and 200% of target. The objectives of the ACI are to support our pay-for-performance philosophy, align the awards with stockholder interests, and motivate executives to achieve the Company’s near-term priorities that drive the Company’s long-term performance.
All of the NEOs’ ACIs are based solely on Company performance. Beginning in 2022, there is no individual performance component in determining the NEOs’ ACI payouts.
With respect to the measurement of performance, the Compensation Committee used a scoring scale of 0.0 to 2.0, with 0.0 for unacceptable performance and 2.0 for exceptional performance. Payout of the ACI is in cash and typically occurs in February of each year after the Compensation Committee certifies performance in January.
2022 Company Performance
For the 2022 ACI, the Company performance measures and related performance goals were based on Free Cash Flow (40%), EBIT (20%), Revenue (20%), and Quality (20%). The table below shows achieved results against each performance goal, which yielded a score of 0.18 out of a potential score of 2.00. For most of the 2022 ACI financial performance metrics (Free Cash Flow, EBIT, and Revenue) the targets were more rigorous than 2021 actual achievement levels: Free Cash Flow targeted $26 million of improvement over 2021 achievement; EBIT targeted $653 million of improvement over 2021 achievement; and Revenue targeted $1.384 billion of improvement over 2021 achievement.
2022 ACI Company Metrics Performance
Measure	Weighting	Threshold	Target	Maximum	Actual Result	Prior Year Achievement	Assessment	Weighted Score
Free Cash Flow*	40%	($263 million)	($188 million)	($113 million)	($516 million)	($214 million)	Below Threshold	0.00
EBIT*	20%	$240 million	$340 million	$440 million	($295 million)	($313 million)	Below Threshold	0.00
Revenue	20%	$5.087 billion	$5.337 billion	$5.587 billion	$5.030 billion	$3.953 billion	Below Threshold	0.00
Quality	20%	0.5	1	2	0.9	1.05	Between Threshold and Target	0.18
Total Company Score								0.18
*Please see Appendix A for an explanation and reconciliation of non-GAAP measures.

Spirit AeroSystems 2023 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
2022 ACI Payouts
The 2022 ACI payout for each of our NEOs is reflected in the table below. The actual award payout is calculated as the target award multiplied by the weighted Company score.
NEO	Target Award ($)	Actual Award ($)	Actual as a % of Target
Thomas C. Gentile III	1,885,000	339,300	18%
Mark J. Suchinski	678,083	122,055	18%
Samantha J. Marnick	770,000	138,600	18%
Duane F. Hawkins	575,000	103,500	18%
Kevin Matthies	582,033	104,766	18%
Based on Company performance results, the Compensation Committee believes the 2022 NEO ACIs were appropriate. While the ACIs were earned based on performance in 2022, they were paid in 2023. The ACI payouts are reported as 2022 compensation in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
Long-Term Incentive
Long-term incentives are an important tool to promote executive retention and effective alignment of executives’ interests with stockholders’ interests. In January of each year, the Compensation Committee approves the type and amount of grants to each NEO under the Long-Term Incentive Plan (the “LTIP”). Grants are made and priced on the third trading day following the Company’s next earnings release. Beginning in 2022, the LTIP grants were weighted 50% performance-based and 50% time-based, in prior years the weightings were 40% performance-based and 60% time-based. This change was made to increase performance orientation and enhance alignment with stockholder interests. The Compensation Committee set each NEO’s 2022 target LTIP value as provided in the table below, taking into consideration peer group market data and the NEO’s responsibilities, experience, breadth of role, and overall performance.
NEO	Base Salary on Grant Date ($)	Target on Grant Date (Percentage of Base Salary) (%)	2022 LTIP Grant(1) ($)
Thomas C. Gentile III	1,300,000	550	7,150,000
Mark J. Suchinski	625,000	230	1,437,500
Samantha J. Marnick	700,000	255	1,785,000
Duane F. Hawkins	575,000	230	1,322,500
Kevin Matthies	525,000	140	735,000
(1)When the 2022 LTIP awards were granted to the NEOs, the number of Performance-Based Restricted Stock Units granted to each NEO was calculated using the closing price of the Common Stock on the grant date rather than a price determined using a Monte Carlo simulation model based on the probable ranking of the Company’s TSR relative to the TSR of a group of the Company’s peers. The grant date fair value of each NEO’s 2022 award as calculated in accordance with FASB ASC Topic 718, and as reported in the Summary Compensation Table, therefore exceeds the target value of each NEO’s LTIP award as provided in this table. For additional information on the awards, see “Summary Compensation Table.”
Time-Based RSUs
In 2022, 50% of the target LTIP award amount was delivered in the form of time-based restricted stock units (“RSUs”) vesting in three equal installments on each of the first, second, and third anniversaries of the grant date. Vesting of the time-based RSUs is subject to the recipient being continually employed by the Company through the vesting date, or alternative vesting arrangements upon death, disability, retirement, or a qualifying termination in connection with a change in control as described under “Potential Payments Upon Termination or Change in Control.” The Compensation Committee grants time-based RSUs to assist in retaining NEOs and to promote increased stock ownership, which further aligns our NEOs’ interests with those of stockholders. Dividends on

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
time-based RSUs accrue from the grant date and are not paid until the vesting date. If the underlying award is forfeited, the accrued dividends, if any, are forfeited as well.
Performance-Based RSUs: Relative TSR Performance
In 2022, 50% of the target LTIP award amount was delivered in the form of performance-based RSUs tied to relative TSR. Payout of the award is based on the ranking of the Company’s TSR, expressed as a percentile, relative to the TSR of the Company’s TSR peer group over the three-year performance period ending on December 31, 2024. The table below sets forth these performance goals and vesting percentages for the 2022 grant. If performance is below threshold, the payout is zero; the payout is interpolated for performance between threshold and target and between target and maximum; and payouts are capped at maximum achievement. If the Company’s TSR is negative, the payout is capped at 100% regardless of percentile ranking. The Compensation Committee may apply negative discretion to the award payout if deemed appropriate based upon the circumstances.
		Threshold	Target	Maximum
Performance Goal	Percentile Ranking in Peer Group	25th	50th	75th
Vesting Percentage	(% of Target Award)	25%	100%	200%
The vesting of performance-based RSUs is dependent upon the Compensation Committee’s certification of the level of achievement of the performance goal. NEOs must be continuously empoyed throughout the entire performance period or none of the award will be earned, subject to alternative vesting arrangements upon death, disability, retirement, or a qualifying termination in connection with a change in control as described under “Potential Payments Upon Termination or Change in Control.” TSR for the Company and each member of its peer group for the performance period will be determined by calculating the percentage increase in the dividend-adjusted average closing share price for the 20 trading days ending December 31, 2021, and the 20 trading days ending December 31, 2024.
2020 Performance-Based Restricted Stock — FORFEITED
In 2020, the Compensation Committee granted performance-based restricted stock awards that could be earned at the conclusion of the three-year performance period ending December 31, 2022 (and be delivered in 2023) based on achievement against a relative TSR metric. On January 24, 2023, the Compensation Committee certified the Company achieved a percentile rank of 0.0%. As a result, threshold performance was not achieved and the 2020 performance-based restricted stock was forfeited, as shown in the below table.
		Threshold	Target	Maximum	2020 PB-TSR Actual Performance
Performance Goal	(Percentile Ranking in Peer Group)	25th	50th	90th	1st
Vesting Percentage	(% of Target Award)	25%	100%	200%	0%
In 2020, the Compensation Committee also granted performance-based restricted stock that could be earned at the conclusion of the three-year performance period ending December 31, 2022 (and be delivered in 2023) based on achievement against the Company’s Free Cash Flow as a Percentage of Revenue (“FCF Percentage”)* performance goals. On January 24, 2023, the Compensation Committee certified that the Company’s achieved FCF Percentage performance was negative 12.87%. As a result, threshold performance was not achieved and the 2020 performance-based restricted stock was forfeited, as shown in the below table.
		Threshold	Target	Maximum	2019 PB-FCF Actual Performance
Performance Goal	FCF Percentage*	7.0%	7.75%	9.0%	(12.87%)
Vesting Percentage	(% of Target Award)	25%	100%	200%	0%
* For an explanation and reconciliation of FCF Percentage and other non-GAAP measures, please see Appendix A.

Spirit AeroSystems 2023 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
NEO Compensation Changes
Thomas C. Gentile III, President and CEO
2022 Compensation	Changes During 2022	Changes For 2023*
SALARY $1,300,000	SALARY No change	SALARY No change
ANNUAL CASH INCENTIVE 145% target	ANNUAL CASH INCENTIVE No change to target	ANNUAL CASH INCENTIVE No change to target
LONG-TERM INCENTIVE 550% target	LONG-TERM INCENTIVE No change to target	LONG-TERM INCENTIVE No change to target
*As of the date of this Proxy Statement.
Mark J. Suchinski, SVP and CFO
2022 Compensation	Changes During 2022	Changes For 2023*
SALARY $619,863	SALARY Increased from $550,000 to $625,000	SALARY No change
ANNUAL CASH INCENTIVE 110% target	ANNUAL CASH INCENTIVE Increased from 100% to 110%	ANNUAL CASH INCENTIVE No change to target
LONG-TERM INCENTIVE 230% target	LONG-TERM INCENTIVE Increased from 220% to 230%	LONG-TERM INCENTIVE No change to target
*As of the date of this Proxy Statement.
Samantha J. Marnick, EVP, COO, and President, Commercial
2022 Compensation	Changes During 2022	Changes For 2023*
SALARY $700,000	SALARY No change	SALARY No change
ANNUAL CASH INCENTIVE 110% target	ANNUAL CASH INCENTIVE No change to target	ANNUAL CASH INCENTIVE No change to target
LONG-TERM INCENTIVE 255% target	LONG-TERM INCENTIVE No change to target	LONG-TERM INCENTIVE No change to target
*As of the date of this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Duane F. Hawkins, EVP and President, Defense & Space
2022 Compensation	Changes During 2022	Changes For 2023*
SALARY $575,000	SALARY No change	SALARY No change
ANNUAL CASH INCENTIVE 100% target	ANNUAL CASH INCENTIVE No change to target	ANNUAL CASH INCENTIVE No change to target while in role*
LONG-TERM INCENTIVE 230% target at time of grant	LONG-TERM INCENTIVE No change to target	LONG-TERM INCENTIVE No change to target
*As of the date of this Proxy Statement. In connection with his retirement from his role as EVP, President of Defense & Space, effective April 1, 2023, Mr. Hawkins will be eligible to receive a bonus for 2023 based on a target award opportunity of 100% of his annual base salary from January 1, 2023 through March 31, 2023, and 75% of his annual base salary from April 1, 2023 through December 31, 2023.
Kevin Matthies, SVP, Boeing Programs
2022 Compensation	Changes During 2022	Changes For 2023
SALARY $554,315	SALARY Increased from $525,000 to $575,000*	Mr. Matthies separated from the Company effective as of January 26, 2023
ANNUAL CASH INCENTIVE 105% target	ANNUAL CASH INCENTIVE No change to target
LONG-TERM INCENTIVE 165% target	LONG-TERM INCENTIVE Increased from 140% to 165%
*Increase was made in conjunction with change in roles during 2022 to head Boeing Programs.
Compensation Governance
The Compensation Decision-Making Process
As set forth in its charter, the Compensation Committee is responsible for overseeing the administration of the Company’s compensation plans, policies, and programs. Further, the Compensation Committee is responsible for setting compensation for, and reviewing performance of, the Company’s executive officers. Pursuant to its charter, the Compensation Committee has the authority to delegate its responsibilities to such subcommittees as it deems appropriate, so long as the subcommittee is solely composed of one or more members of the Compensation Committee. In setting executive officer compensation, the Compensation Committee takes into consideration the following:
■
The CEO’s self-assessment and performance reviews of the other NEOs;

■
The Compensation Committee’s and Board’s views of the NEOs’ performance;

■
The counsel and recommendations of the Chief Administrative Officer;

■
Results from benchmarking against the Company’s peer group and survey data; and

■
The analysis and consulting advice of its independent compensation consultant with respect to the amount or form of such compensation.

Spirit AeroSystems 2023 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
The Compensation Committee strives for internal pay equity among the Company’s NEOs. The types of compensation and benefits offered to the Company’s NEOs are consistent among the group. Pay equity across the NEO group is balanced among a myriad of other factors. See “Say on Pay Vote and Stockholder Engagement on Compensation” above for additional information. The Compensation Committee remains cognizant of pay equity as it makes compensation decisions and adjustments throughout the year.
The chart below reflects the annual compensation-setting process, though certain items may shift during the year. In addition to the following, the CEO’s performance, along with all Company performance metrics used in the ACI or long-term incentives, are monitored and discussed quarterly.
Independent Compensation Consultant
The Compensation Committee’s charter allows the committee to engage an independent compensation consultant to advise on executive compensation matters. The Company engaged Meridian Compensation Partners (“Meridian”) for 2022. Meridian was engaged directly by the Compensation Committee for the purpose of providing analysis and advice with respect to executive officer compensation to the Compensation Committee. Meridian’s engagement and fees related to work conducted for the Compensation Committee were reviewed and pre-approved by the Compensation Committee.
The Compensation Committee has determined, after considering and discussing criteria from the SEC and the NYSE and Meridian’s annual independence letter, that Meridian does not have any conflicts of interest that would prevent objectivity.

44	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Clawback Policies
The Company’s ACI and LTIP awards are subject to the clawback provisions of the OIP, the Company’s 2017 Clawback Policy (the “2017 Policy”), and applicable law. With respect to executive grants, our grant agreements under the OIP expressly provide that equity awards are subject to the OIP clawback provision, any applicable law, and any Company policies on compensation recovery.
OIP Clawback. The OIP clawback provision provides that the Compensation Committee may take certain actions, including canceling an award or causing the participant to forfeit any gains realized in connection with the award, if the participant (including the NEOs) engages in a detrimental activity. Detrimental activities include breaches of restrictive covenants, such as confidentiality, non-solicitation, and non-compete covenants, and any activity contributing to a financial restatement or accounting irregularities that are appropriate to include in the 2017 Policy.
2017 Policy. The 2017 Policy applies to the ACI and Performance-Based Restricted Stock awards (the “Covered Compensation”) held by current and former Section 16 officers of the Company (the “Covered Executives”). Specifically, in the event of a material restatement to the Company’s financial results due to material noncompliance by the Company with financial reporting requirements under applicable securities law (the “Triggering Event”), the result of which being that Covered Compensation would have been lower had it been calculated taking into account the effect of the Triggering Event, the Compensation Committee has the authority (subject to certain procedures and exceptions) to seek to recover excess compensation received by the Covered Executives. The Company expects to update the 2017 Policy to comply with new listing requirements as they become effective.
Policy Prohibiting Short-Selling, Hedging, and Pledging
The Company has adopted a policy prohibiting the Company’s insiders from engaging in short-selling, hedging, and pledging the Company’s securities. As it relates to hedging, insiders of the Company are prohibited from purchasing or selling, or making any offer to purchase or offer to sell, derivative securities related to the Company’s securities, such as exchange-traded options to purchase or sell the Company’s securities or financial instruments that are designed to hedge or offset any decrease in the market value of the Company’s securities (including but not limited to prepaid variable forwards, equity swaps, collars, and exchange funds). Company insiders include all employees and directors of the Company as well as their spouses, domestic partners, minor children, economic dependents, other persons living in their households, or any corporations, partnerships, trusts, or other entities that they beneficially own, and any person over whom, or trust or other entity over which, they have control. Additionally, Company insiders are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan.
Compensation Risk Assessment
Annually (and more frequently as deemed necessary), the Compensation Committee assesses risks presented by our compensation program, policies, and award structures. This assessment is used to determine whether any of our compensation components incentivize executives to take risks that are not in the Company’s or stockholders’ best interests. In 2022, our Compensation Committee reviewed a variety of risk factors relative to our current compensation programs, including:
■
Senior talent acquisition and the ability to recruit and retain talent at market-based compensation levels;

■
Senior talent loss due to misalignment of strategic decisions and incentives, including balancing long-term incentives with the investment requirement for long-term objectives;

■
Alignment of compensation to short- and long-term Company performance;

■
Potential for material restatement of earnings to impact incentive plan calculations;

■
Potential for unforeseen one-time events beyond management’s control that affect incentive plan calculations; and

■
Potential for unrealized talent investment due to underperforming individuals.

After reviewing our current compensation program and award structures, the Compensation Committee determined that our program does not incentivize executives to take excessive risks in light of the following features:
■
We diversify the compensation delivered to executives with performance goals that incentivize different behaviors (short-term focus, long-term focus, etc.) in an attempt to balance our executives’ interests;

Spirit AeroSystems 2023 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
■
We have maximum payouts, or caps, on our performance-based compensation — the highest amount that can be paid with respect to our ACIs or performance-based long-term incentives is 200%;

■
The Compensation Committee reserves the right to exercise negative discretion over performance-based awards;

■
We maintain clawback policies that allow recovery of certain compensation when the participant has engaged in misconduct;

■
Our NEOs and other executives must comply with stock ownership requirements and the prohibition on short-selling, hedging, and pledging Company securities; and

■
We have engaged an independent compensation consultant to advise us on compensation practices.

Other Compensation Elements and Information
Benefits and Perquisites
In addition to the compensation described above, we provide our NEOs with certain other benefits and perquisites. Benefits and perquisites received by NEOs are included in the “All Other Compensation” column of the “Summary Compensation Table.” These benefits are consistent with the benefits offered by our peers and competitors.
Benefit/Perquisite	Explanation
Retirement and Savings Plan (the “RSP”)
■
The RSP is a tax-qualified defined contribution plan for certain eligible salaried employees. The Company makes both matching and non-matching contributions under the RSP.

■
Matching: The Company matches 75% of the employee’s contributions up to a maximum of 6% of the employee’s base pay (provided the employee contributes 8%). The matching contributions are immediately 100% vested.

■
Non-Matching: The Company makes a non-matching contribution following the end of each calendar year based on an employee’s age and vesting service, provided that the employee is employed by the Company on December 31 of the applicable year and has earned a year of vesting service. If age-plus vesting service totals less than 60, employees receive a contribution equal to 1.5% of base salary; if age-plus vesting service totals at least 60 but less than 80, employees receive a contribution equal to 3% of base salary; and if age-plus vesting service totals 80 or more, employees receive a contribution equal to 4.5% of base salary. These contributions are 25% vested at two years, 50% vested at three years, 75% vested at four years, and 100% vested at five years of vesting service.

Deferred Compensation Plan (the “DCP”)
This nonqualified plan allows eligible Company employees, including each of our NEOs, to defer receipt of a portion of their base salary or ACI. In addition, the DCP allows for matching and discretionary contributions by the Company into a separate account in the DCP. Deferred amounts and matching or discretionary Company contributions are credited with a rate of return equal to 120% of the applicable federal long-term rate for October of the prior fiscal year. For 2022, the interest crediting rate is 2.09%.

Perquisite Allowance Plan
The Board approved an amended version of the Company’s Perquisite Allowance Plan (the “Perquisite Plan”) in October 2022. Under the Perquisite Plan, the CEO receives an annual allowance of $25,000, while the other NEOs receive an annual allowance of $13,000. Participants may select the perquisite items to be funded from their allowances in accordance with an exclusive list set forth in the Perquisite Plan. Any portion of a participant’s annual allowance not used by the end of the applicable calendar year is forfeited except upon a qualifying termination in connection with a change in control. See “Potential Payments Upon Termination or Change in Control.”

Personal Corporate Aircraft Use
For security reasons, the Company’s CEO and COO are authorized to use the corporate aircraft for a limited amount of personal travel. Mr. Gentile is authorized to use the aircraft for 70 personal hours annually and Ms. Marnick is authorized to use the aircraft for 25 personal hours annually (in each case, without regard to deadhead or ferry flights). The other NEOs may not use the corporate aircraft for personal travel unless approved by the CEO. No tax gross-ups are provided for this benefit.

Relocation Benefits	While we provide relocation assistance to employees including NEOs, no such benefits were provided to NEOs in 2022.
Post-Retirement Medical Coverage
The Company has two programs for post-retirement medical coverage. Under the first program, benefits are available to employees who were previously Boeing employees and who retire from the Company between the ages of 62 and 65 (and who meet certain other requirements). Under the second program, benefits are available to (i) employees who retire from the Company at age 55 or later with 10 years of service, and (ii) employees who retire from the Company at age 60 or later with five years of service. Under either program, benefits cease at age 65. Other than Mr. Hawkins, none of our NEOs are currently eligible for coverage under either program.

Other	Other perquisites provided include an annual physical exam for our CEO, ground transportation services for our CEO for security purposes and efficiency, IT home services, and home security services.

46	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Severance
The Company believes competitive severance protection is an appropriate incentive in attracting and retaining executive talent. The Company provides post-termination severance compensation through certain individual employment agreements and has also agreed to individual severance arrangements at the time of termination of employment, taking into account the specific facts and circumstances of termination. In connection with his separation of employment in January 2023, the Company provided post-termination severance compensation to Mr. Matthies, as discussed in more detail under the heading “Potential Payments Upon Termination or Change in Control.” Certain of our employment agreements provide benefits upon a change in control.
Further, certain of the Company’s benefit plans provide for compensation upon termination or in connection with a change in control. The ACI, long-term incentives, and Perquisite Plan are subject to double-trigger change in control provisions.
Additional information regarding the Company’s practices in providing compensation in connection with termination of employment may be found under the heading “Potential Payments Upon Termination or Change in Control.”
Accounting and Tax Treatment of Compensation
When evaluating the Company’s compensation programs, the Company takes into account the various accounting, tax, and disclosure rules associated with such matters, including Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”) and Section 409A of the IRC. Section 162(m) generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to “covered employees” each year. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Company’s overall compensation philosophy and objectives. The Compensation Committee believes that maintaining the discretion to evaluate the performance of executive officers is an important part of the Company’s responsibilities and benefits public stockholders, and therefore, the Compensation Committee may award compensation to the NEOs that is not fully deductible if it is determined that such compensation is consistent with the Company’s compensation philosophy and benefits stockholders.
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments, and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is the Company’s intention to design and administer its compensation and benefits plans and arrangements for all employees and other service providers, including the executive officers, so that they are either exempt from, or satisfy the requirements of, section 409A of the Code.
Executive Stock Ownership Requirements
The Company’s executive stock ownership requirements promote alignment of management and stockholder interests. The requirements are based on a multiple of base salary and are measured by the value of Common Stock required to be held.
Officer Level	Target Level (Multiple of Annual Base Salary)
Chief Executive Officer	5x
Executive Vice Presidents/Senior Vice Presidents	3x
Vice Presidents	1x
The stock ownership requirements must be met within the later of: (i) five years after adoption of the guidelines, or (ii) five years after being hired or promoted into the officer position. During the five-year accumulation period, all NEOs are expected to continuously accumulate qualifying equity until they meet the applicable threshold. The five-year accumulation allows for accumulation of shares through earned incentive awards.
Executive ownership positions are reviewed on an annual basis. For 2022, all NEOs complied with the ownership requirements or were within the five-year accumulation period. The Company may restrict any officer from liquidating any Company stock, except for shares that are sold to meet Company tax-withholding requirements. The Company may modify or waive the

Spirit AeroSystems 2023 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
requirements of the guidelines at its discretion if it determines that compliance would result in severe hardship for an officer. Note that the Company’s insider trading policy prohibits Company employees from engaging in short sales of the Company’s securities, and hedging and pledging the Company’s securities. For additional information on this policy, see “Policy Prohibiting Short-Selling, Hedging, and Pledging.”
Executive Compensation Tables
Summary Compensation Table
The following table summarizes the compensation of the NEOs for the last three fiscal years.
Name and Principal Position	Year	Salary(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Thomas C. Gentile III President and CEO	2022	1,300,000	9,163,814	339,300	925,786	11,728,900
	2021	1,297,863	7,150,071	1,497,053	904,951	10,849,938
	2020	1,108,552	7,150,082	1,410,494	785,222	10,454,350
Mark J. Suchinski SVP and CFO	2022	619,863	1,842,410	122,055	37,939	2,622,267
	2021	528,767	1,050,065	427,839	44,696	2,051,367
	2020	414,481	875,064	363,696	42,311	1,695,552
Samantha J. Marnick(1) EVP; COO; and President, Commercial	2022	700,000	2,287,789	138,600	273,458	3,399,847
	2021	659,529	1,495,040	547,917	246,436	2,948,922
	2020	493,025	1,182,567	442,799	146,949	2,265,340
Duane F. Hawkins(1) EVP; President, Defense & Space	2022	575,000	1,695,047	103,500	34,904	2,408,451
	2021	544,203	1,230,518	440,328	35,483	2,250,532
	2020	456,212	1,230,597	400,326	40,904	2,128,039
Kevin Matthies(1) SVP, Boeing Programs	2022	554,315	942,031	104,766	82,575	1,683,687
	2021	505,479	700,058	407,372	60,688	1,673,597
(1)Mr. Matthies was appointed as SVP, Boeing Programs in July of 2022, and adjustments were made to his compensation to correlate with this appointment. Mr. Matthies was not an NEO in the fiscal year ended December 31, 2020. Accordingly, information is not displayed for 2020 for Mr. Matthies. Mr. Matthies separated from the Company effective as of January 26, 2023. Mr. Hawkins announced his intent to retire from this role effective April 1, 2023, but will continue as an employee of the Company to facilitate an orderly transition through April 1, 2024, or such other date mutually agreed.
(2)Reflects a weighted amount based on the portion of the year for which different base salaries applied. From April 2020 through January 4, 2021, salaries were subject to a 20% reduction in light of impacts from the COVID-19 pandemic and 737 MAX grounding.
(3)Amounts shown represent the aggregate grant date fair value of awards granted to the NEOs during the applicable year, as determined in accordance with FASB ASC Topic 718. These grant date fair values represent the accounting expense to be recorded for the award and are not reflective of the actual value that may be recognized by an NEO with respect to the award. The assumptions made by the Company in calculating these amounts are incorporated herein by reference to Note 19 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. In 2022, each NEO received a Time-Based Restricted Stock Unit award (“RSU”) and a Performance-Based Restricted Stock Unit award tied to TSR (“PB-TSR”). The grant date fair value of the RSU awards is equal to the number of shares granted, multiplied by $49.39, which is the closing price of the Common Stock on the grant date. The grant date fair value of the PB-TSRs is equal to the number of shares granted at target multiplied by $77.21, which was determined using a Monte Carlo simulation model based on the probable ranking of the Company’s TSR relative to the TSR of a group of the Company’s peers, using the closing price of the Common Stock on the grant date. If the maximum level of performance is achieved with respect to the PB-TSRs, the value of the PB-TSRs would be as follows: Mr. Gentile: $11,177,537; Mr. Suchinski: $2,247,274; Ms. Marnick: $2,790,524; Mr. Hawkins: $2,067,529; and Mr. Matthies: $1,149,039. For additional information on the awards, see “2022 Compensation Program Elements.”
(4)Represents ACIs earned by the NEOs with respect to 2022 performance and paid in February 2023.
(5)The following table shows “All Other Compensation” amounts for our NEOs in 2022.

48	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
All Other Compensation
Name	Life Insurance(1) ($)	Financial and Tax Services(2) ($)	Personal Aircraft Usage(3) ($)	Personal Travel Expenses(4) ($)	Deferred Compensation Plan Contributions(5) ($)	Company Contributions Under Tax- Qualified Defined Contribution Plan(6) ($)	Other(7) ($)	Total ($)
Thomas C. Gentile III	864	14,615	267,215	8,632	600,000	24,075	10,385	925,786
Mark J. Suchinski	864			13,000		24,075		37,939
Samantha J. Marnick	864		30,269		200,000	29,325	13,000	273,458
Duane F. Hawkins	864	13,000				21,040		34,904
Kevin Matthies	864		13,995	4,518	27,716	27,000	8,482	82,575
(1)Amounts shown reflect Company contributions toward group life insurance.
(2)Amounts shown reflect financial, tax preparation, and other related services paid for by the Company. Amounts shown for Messrs. Gentile and Hawkins were reimbursed under the Perquisite Plan.
(3)Amounts shown reflect the incremental cost to the Company of personal usage of its corporate aircraft. The incremental cost is determined by dividing direct operating costs per aircraft by the total number of flight hours per aircraft, resulting in a cost per hour, and multiplying the cost per hour by the hours of personal usage. Direct operating costs include variable costs such as fuel, maintenance expenses, parts and supplies, landing fees, ground services, catering, and crew expenses associated with such use, including those associated with “deadhead” flights related to such use. Because corporate aircraft is used primarily for business travel, the methodology excludes fixed costs that do not change based on usage. Fixed costs include pilot salaries, the purchase costs of the aircraft, and the cost of maintenance not related to personal travel. Executives, their families, and invited guests occasionally fly on the corporate aircraft as additional passengers on business flights. In those cases, the aggregate incremental cost to the Company is a de minimis amount, and as a result, no amount is reflected in “Summary Compensation Table.” Executives, directors, their families, and invited guests also occasionally fly on the corporate aircraft as additional passengers on personal flights that are attributed to another executive, in which case the entire incremental cost is allocated to the executive who arranged for the personal flight. The Company does not grant bonuses to cover, reimburse, or “gross-up” any income tax owed for personal travel on corporate aircraft. The Compensation Committee has authorized annual aircraft personal usage amounts of the following (such amounts do not include “deadhead” or ferry flights), with other amounts approved on an ad hoc basis: Mr. Gentile — 70 hours and Ms. Marnick — 25 hours. In 2022, Mr. Gentile used 61.9 hours, Ms. Marnick used 4.9 hours and Mr. Matthies used 4.3 hours. With ferry flights, the total hours reported above for 2022 was 82.1 hours for Mr. Gentile and 9.3 hours for Ms. Marnick.
(4)For Mr. Gentile, amount reflects $8,632 in personal driving expenses. For Messrs. Suchinski and Matthies, amount reflects personal travel expenses reimbursed under the Perquisite Plan.
(5)Amounts shown reflect Company contributions to the accounts of its eligible NEOs under the DCP. See “Other Compensation Elements and Information — Benefits and Perquisites.”
(6)Amounts shown reflect contributions made by the Company under the RSP. See “Other Compensation Elements and Information — Benefits and Perquisites.”
(7)For Mr. Gentile, amount reflects $10,385 in social club membership fees. For Ms. Marnick, amount reflects $4,000 in social club membership fees and $9,000 in school tuition fees. For Mr. Matthies, amount reflects $1,207 in lawn care service fees and $7,275 in social club membership fees. These expenses were reimbursed under the Perquisite Plan, subject to the annual allowances of $25,000 for Mr. Gentile and $13,000 for the other NEOs.
Narrative to the Summary Compensation Table
For a description of the material terms of Messrs. Gentile’s and Suchinski’s agreements, please see the section titled “Employment and Separation Agreements.” While Ms. Marnick and Mr. Hawkins have employment agreements with the Company, and Mr. Matthies had an employment agreement with the Company prior to his separation, their roles and compensation have significantly changed since the employment agreements were entered into. Accordingly, the Company does not believe a description of the terms of such agreements is necessary to understand the information disclosed in the “Summary Compensation Table.”

Spirit AeroSystems 2023 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Grants of Plan-Based Awards in 2022
The following table presents information regarding grants of plan-based awards to the NEOs during the fiscal year ended December 31, 2022. Note that, for all equity awards below, the date the award was approved by the Compensation Committee was January 25, 2022; however, the awards were not priced until the grant date of February 7, 2022.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock (#)	Grant Date Fair Value of Stock Awards ($)
Thomas C. Gentile III
ACI(1)		94,250	1,885,000	3,770,000
RSU(2)	2/7/2022							72,384	3,575,046
PB-TSR(3)	2/7/2022				18,096	72,384	144,768		5,588,769
Mark J. Suchinski
ACI(1)		33,904	678,082	1,356,164
RSU(2)	2/7/2022							14,553	718,773
PB-TSR(3)	2/7/2022				3,638	14,553	29,106		1,123,637
Samantha J. Marnick
ACI(1)		38,500	770,000	1,540,000
RSU(2)	2/7/2022							18,071	892,527
PB-TSR(3)	2/7/2022				4,518	18,071	36,142		1,395,262
Duane F. Hawkins
ACI(1)		28,750	575,000	1,150,000
RSU(2)	2/7/2022							13,389	661,283
PB-TSR(3)	2/7/2022				3,347	13,389	26,778		1,033,765
Kevin Matthies
ACI(1)		29,102	582,031	1,164,062
RSU(2)	2/7/2022							7,441	367,511
PB-TSR(3)	2/7/2022				1,860	7,441	14,882		574,520
(1)Represents ACI opportunities that were granted and earned in 2022. The actual ACI amounts are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table,” and were paid in February 2023. For all participants, the threshold, target, and maximum figures were calculated on a weighted-average basis, giving effect to the changes made to base salaries during 2022.
(2)Represents RSUs that vest annually over three years, beginning February 7, 2023, if such NEO remains employed by the Company on each annual vesting date. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares multiplied by $49.39, the closing price of the Common Stock on the grant date.
(3)Represents PB-TSRs that vest at the end of the three-year performance period, subject to continued employment through the date the Committee certifies performance, based on the ranking of the Company’s TSR relative to the TSR of each of the companies in the Company’s peer group. The grant date fair value of each award, which is reported in the “Stock Awards” column of the “Summary Compensation Table,” is equal to the number of shares granted at target multiplied by $77.21, which was determined using a Monte Carlo simulation based on the probable ranking of the Company’s TSR relative to a group of the Company’s peers, using the closing price of the Common Stock on the grant date. Actual payout may be zero or range from 25% to 200% of the target shares granted.

50	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Outstanding Equity Awards at 2022 Fiscal Year End
The following table presents the outstanding equity awards held by the NEOs as of December 31, 2022. The Company has not granted any options or option-like awards. The market value of the awards is determined by multiplying the number of shares shown in the applicable columns below by $29.60, the closing price of the Common Stock on December 31, 2022.
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Thomas C. Gentile III
RSU(1)	2/7/2022	72,384	2,142,566
PB-TSR(2)	2/7/2022			18,096	535,642
RSU(3)	2/26/2021	66,776	1,976,570
PB-TSR(4)	2/26/2021			11,848	350,701
RS(5)	3/4/2020	28,089	831,434
Mark J. Suchinski
RSU(1)	2/7/2022	14,553	430,769
PB-TSR(2)	2/7/2022			3,638	107,685
RSU(3)	2/26/2021	9,806	290,258
PB-TSR(4)	2/26/2021			1,740	51,504
RS(5)	3/4/2020	3,437	101,735
Samantha J. Marnick
RSU(1)	2/7/2022	18,071	534,902
PB-TSR(2)	2/7/2022			4,518	133,733
RSU(3)	2/26/2021	13,962	413,275
PB-TSR(4)	2/26/2021			2,477	73,319
RS(5)	3/4/2020	4,645	137,492

Spirit AeroSystems 2023 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Duane F. Hawkins
RSU(1)	2/7/2022	12,957	383,527
PB-TSR(2)	2/7/2022			3,347	99,071
RSU(3)	2/26/2021	11,122	329,211
PB-TSR(4)	2/26/2021			2,039	60,354
RS(5)	3/4/2020	2,689	79,594
Kevin Matthies(6)
RSU(1)	2/7/2022	7,441	220,254
PB-TSR(2)	2/7/2022			1,860	55,056
RSU(3)	2/26/2021	6,538	193,525
PB-TSR(4)	2/26/2021			1,160	34,336
RS(5)	3/4/2020	2,324	68,790
(1)Represents 2022 annual RSUs. The first tranche of the award vested on February 7, 2023, and the second and third tranches will vest on February 7, 2024, and February 7, 2025, respectively, if the NEO continues to be employed by the Company on each vesting date. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). This retirement eligibility required the Company to withhold shares for certain tax purposes in the year of grant. For this reason, Mr. Hawkins' amounts for the RSUs are shown as net shares, because shares were disposed of for tax purposes in the year of grant in accordance with IRC requirements.
(2)Represents PB-TSRs granted in 2022, with a performance period running from January 1, 2022, to December 31, 2024. The number of shares and market value shown reflects the achievement of a threshold performance goal based on TSR performance for the fiscal year ended December 31, 2022. The award will vest upon performance certification by the Compensation Committee following the end of the performance period.
(3)Represents 2021 annual RSUs. The first and second tranches of the award vested on February 26, 2022, and February 26, 2023, respectively, and the third tranche will vest on February 26, 2024, if the NEO continues to be employed by the Company on the vesting date. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). This retirement eligibility required the Company to withhold shares for certain tax purposes in the year of grant. For this reason, Mr. Hawkins' amounts for the RSUs are shown as net shares, because shares were disposed of for tax purposes in the year of grant in accordance with IRC requirements.
(4)Represents PB-TSRs granted in 2021 with a performance period running from January 1, 2021, to December 31, 2023. The number of shares and market value shown reflects the achievement of a threshold performance goal based on TSR performance for the fiscal year ended December 31, 2022. The award will vest upon performance certification by the Compensation Committee following the end of the performance period.
(5)Represents 2020 annual RSs. The first, second and third tranches of the award vested on March 4, 2021, March 4, 2022, and March 4, 2023, respectively. However, Mr. Hawkins became retirement eligible in 2020 and, accordingly, will become 100% vested in the RSUs when he departs the Company (except under certain circumstances described under “Potential Payments Upon Termination or Change in Control”). This retirement eligibility required the Company to withhold shares for certain tax purposes in the year of grant. For this reason, Mr. Hawkins' amounts for the RSUs are shown as net shares, because shares were disposed of for tax purposes in the year of grant in accordance with IRC requirements.
(6)Mr. Matthies forfeited his outstanding equity awards in connection with his separation of employment from the Company, effective as of January 26, 2023. He received a payment of $483,805 in connection with certain awards which were forfeited.

52	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Option Exercises and Stock Vested for Fiscal Year 2022
The following table presents information regarding NEO stock awards that vested in 2022. Values reflected below are gross amounts that do not include any reductions for tax withholding. The value realized on vesting represents the number of shares multiplied by the closing price of the Common Stock on the vesting date. The Company has not granted any options or option-like awards.
Name	Grant Date	Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas C. Gentile III
RS(1)	2/6/2019	2/6/2022	15,530	723,077
RS(2)	3/4/2020	3/4/2022	28,089	1,195,749
RS(3)	2/26/2021	2/26/2022	33,388	1,692,438
TOTAL			77,007	3,611,263
Mark J. Suchinski
RS(1)	2/6/2019	2/6/2022	941	43,813
RS(2)	3/4/2020	3/4/2022	3,438	146,356
RS(3)	2/26/2021	2/26/2022	4,904	248,584
TOTAL			9,283	438,752
Samantha J. Marnick
RS(1)	2/6/2019	2/6/2022	2,568	119,566
RS(2)	3/4/2020	3/4/2022	4,646	197,780
RS(3)	2/26/2021	2/26/2022	6,982	353,918
TOTAL			14,196	671,264
Duane F. Hawkins
RS(1)	2/6/2019	2/6/2022	1,487	69,235
RS(2)	3/4/2020	3/4/2022	2,690	114,513
RS(3)	2/26/2021	2/26/2022	5,561	281,887
RSUs(4)	2/7/2022	2/7/2022	432	11,530
TOTAL			10,170	477,165
Kevin Matthies
RS(1)	2/6/2019	2/6/2022	1,082	50,378
RS(2)	3/4/2020	3/4/2022	2,324	98,933
RS(3)	2/26/2021	2/26/2022	3,269	165,706
TOTAL			6,675	315,016
(1)Represents shares vesting under the 2019 annual RS.
(2)Represents shares vesting under the 2020 annual RS.
(3)Represents shares vesting under the 2021 annual RSUs.
(4)Represents shares required to be withheld to satisfy tax obligations upon the grant date as Mr. Hawkins was retirement eligible.

Spirit AeroSystems 2023 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
2022 Nonqualified Deferred Compensation
The following table presents information concerning each of the Company’s defined contribution or other plans that provide for the deferral of compensation of the NEOs on a basis that is not tax-qualified.
Name	Plan	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Thomas C. Gentile III	DCP		600,000	72,614		3,848,510(4)
Samantha J. Marnick	DCP		200,000	17,656		962,938(5)
Kevin Matthies	DCP	15,000	27,716	6,208		332,846(6)
(1)These amounts represent participant contributions to the DCP and are included in the “Salary” column of the “Summary Compensation Table.”
(2)These amounts represent Company contributions to the DCP and are included in the “All Other Compensation” column of the “Summary Compensation Table.”
(3)Under the DCP, these amounts represent earnings on DCP balances from January 1 to December 31, 2022, and are not included in the “Summary Compensation Table.”
(4)This amount includes $3,000,000 consisting of aggregate Company contributions prior to 2022 (reported in the “Summary Compensation Table” of prior year’s proxy statements).
(5)This amount includes $700,000 consisting of aggregate Company contributions prior to 2022 (reported in the “Summary Compensation Table” of prior year’s proxy statements).
(6)This amount includes $149,274 consisting of aggregate Company contributions prior to 2022 (reported in the “Summary Compensation Table” of prior year’s proxy statements).
More information on the DCP can be found under “Other Compensation Elements and Information” and “Potential Payments Upon Termination or Change in Control.” There were no “above-market” earnings (defined by SEC rule as that portion of interest that exceeds 120% of the applicable federal long-term rate) under the DCP during fiscal year 2022, as the Company used 120% of the applicable federal long-term rate to determine the amounts to be contributed.
Summary Table — Potential Payments Upon Termination or Change in Control
The following table summarizes the value of compensation and benefits payable to each NEO upon termination that would exceed the compensation or benefits generally available to salaried employees. Benefits and payments are calculated using a termination date of December 31, 2022. For equity valuation purposes, the table below uses $29.60, the closing price of the Common Stock on December 31, 2022. For purposes of presenting amounts payable over a period of time (e.g., salary continuation), the amounts are shown as a single total but not as a present value (i.e., the single sum does not reflect any discount).
Name	Severance(1) ($)	RSUs and RS(2) ($)	PB-TSR and PB-FCF(3) ($)	Cash Award under LTIP(4) ($)	Perquisite Plan(5) ($)	Other(6) ($)	Total(7) ($)
Thomas C. Gentile III
Termination without Cause	1,300,000					17,316	1,317,316
Change in Control and Qualifying Termination	1,300,000	4,950,570		7,150,000	25,000	17,316	13,442,886
Death or Disability		4,950,570	3,917,809				8,868,379
Mark J. Suchinski
Termination without Cause	625,000					8,658	633,658
Change in Control and Qualifying Termination	625,000	822,762		1,437,500	13,000	8,658	2,906,920
Death or Disability		822,762	558,554				1,381,316
Samantha J. Marnick
Change in Control and Qualifying Termination		1,085,669		1,785,000	13,000		2,883,669
Death or Disability		1,085,669	755,226				1,840,895

54	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Name	Severance(1) ($)	RSUs and RS(2) ($)	PB-TSR and PB-FCF(3) ($)	Cash Award under LTIP(4) ($)	Perquisite Plan(5) ($)	Other(6) ($)	Total(7) ($)
Duane F. Hawkins(8)
Termination without Cause		792,333					792,333
Change in Control and Qualifying Termination		792,333		1,322,500	13,000		2,127,833
Death or Disability		792,333	683,474				1,475,807
Qualifying Retirement/Retirement		792,333					792,333
Kevin Matthies(8)
Change in Control and Qualifying Termination		482,569		948,750	13,000		1,444,319
Death or Disability		482,569	352,658				835,227
(1)Under the “Termination without Cause” row, represents 12 months of annual base salary pursuant to Messrs. Gentile’s and Suchinski’s employment agreements. Under the “Change in Control and Qualifying Termination” row, assumes a termination by the Company without cause under their respective employment agreements.
(2)Under the “Termination without Cause” row, represents a cash amount equal to all unvested RSUs and RS multiplied by $29.60 for Mr Hawkins because he became retirement eligible in 2020, and accordingly, will become 100% vested in the RSUs and RS when he departs the Company.
(3)Under the “Change in Control and Qualifying Termination” row, represents the sum of cash amounts equal to the target amount of unvested PB-TSRs and PB-FCFs multiplied by $29.60 and multiplied by 0%, the projected payout for each award as of December 31, 2022. Under the “Death or Disability” row, represents a prorated amount equal to the number of target shares in the unvested PB-TSRs and PB-FCFs multiplied by $29.60. Under the “Qualifying Retirement/Retirement” row, represents a prorated amount equal to the number of target shares in the unvested PB-TSRs and PB-FCFs multiplied by $29.60 and multiplied by 0%, the project payout for each award as of December 31, 2022.
(4)Represents a cash amount equal to the value of the full-year long-term incentive that would have been made to such NEO in the ordinary course of business within the 12-month period following the date of the change in control and qualifying termination based on the participant’s annual base pay in effect on such date.
(5)Represents a cash award of the allowance the NEO would receive for 2022.
(6)Represents 12 months of COBRA benefits for Mr. Gentile and 6 months of COBRA benefits for Mr. Suchinski under their respective employment agreements.
(7)For Mr. Gentile and Ms. Marnick, excludes the balance of the amounts deferred under the DCP, the value of which is reported at “Nonqualified Deferred Compensation.”
(8)In January 2023, we entered into a Retirement Agreement and General Release with Mr. Hawkins and a Separation Agreement and General Release with Mr. Matthies, setting out the terms of their separations from the Company. The amounts reported here reflect their respective entitlements as of December 31, 2022, and therefore do not reflect the subsequent agreements. See “Employment and Separation Agreements — 2023 Agreements” below.
Employment and Separation Agreements
Spirit has employment agreements with all of its currently employed NEOs. A brief description of the material terms of Messrs. Gentile’s and Suchinski’s agreements is below. While Ms. Marnick and Mr. Hawkins have employment agreements with the Company, and Mr. Matthies had an employment agreement with the Company, their roles and compensation have significantly changed since the employment agreements were entered into, and all termination benefits expressly provided by the agreements have expired. Accordingly, the Company does not believe a description of the terms of such agreements is necessary to understand the information disclosed in the “Summary Compensation Table.”
Mr. Gentile’s Employment Agreement
On February 13, 2016, we entered into an employment agreement, effective April 1, 2016, with Mr. Gentile with respect to his position as Executive Vice President and Chief Operating Officer. Pursuant to the employment agreement, Mr. Gentile received a base salary of $1,000,000 per year. In addition, Mr. Gentile was eligible for an ACI equal to 140% of his base salary, and an annual target LTIP award equal to 300% of his base salary. Mr. Gentile was (and continues to be) entitled to receive an annual DCP Company contribution of $600,000.
Effective August 1, 2016 (in recognition of Mr. Gentile’s appointment as President and CEO), Mr. Gentile’s base salary increased to $1,100,000 and his annual target LTIP award increased to 400% of his annual base salary. Mr. Gentile received salary and LTIP target increases in the first quarter of 2017 and 2018. Most recently, in February 2019, Mr. Gentile’s salary increased to $1,300,000, his annual target ACI award increased to 145% of his annual base salary, and his annual target LTIP award was increased to 550% of his annual base salary. Mr. Gentile’s compensation has not been increased since February 2019.
Potential payments and termination events under Mr. Gentile’s employment agreement are described under “Potential Payments Upon Termination or Change in Control — Employment Agreements.”

Spirit AeroSystems 2023 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Mr. Suchinski’s Employment Agreement
On January 29, 2020, we entered into an employment agreement with Mr. Suchinski with respect to his position as Senior Vice President and Chief Financial Officer. Pursuant to the employment agreement, Mr. Suchinski received a base salary of $500,000 per year. In addition, Mr. Suchinski was eligible for an ACI equal to 100% of his base salary, and an annual target LTIP award equal to 175% of his base salary. Effective January 26, 2021, after a compensation and performance review, Mr. Suchinski’s base salary increased to $525,000, and his annual target LTIP award increased to 200% of his annual base salary. Effective October 1, 2021, after a compensation and performance review, Mr. Suchinski’s base salary increased to $550,000, and his annual target LTIP award increased to 220% of his annual base salary.
Potential payments and termination events under Mr. Suchinski’s employment agreement are described under “Potential Payments Upon Termination or Change in Control — Employment Agreements.”
2023 Agreements
As previously disclosed, on January 16, 2023 we entered into a Retirement Agreement and General Release with Mr. Hawkins that provides effective April 1, 2023, Mr. Hawkins will resign from his position as Executive Vice President, President of Defense & Space of Spirit and the Company and commence his position as Senior Advisor. Mr. Hawkins is expected to remain as an employee of the Company until April 1, 2024, or such other date as may be mutually agreed (the “Retirement Date”) to facilitate an orderly transition of his duties. Mr. Hawkins will continue to receive his current base salary through the Retirement Date and will be eligible to receive (i) a bonus for 2023 based on a target award opportunity of 100% of his annual base salary from January 1, 2023 through March 31, 2023, and 75% of his annual base salary from April 1, 2023 through December 31, 2023, and (ii) a prorated bonus for the period from January 1, 2024, until the Retirement Date based on a target award opportunity of 75% of his annual base salary, in each case subject to actual achievement of performance under the STIP. Mr. Hawkins will not be entitled to any new LTIP grants for 2024 and will continue to vest in the awards previously granted to him under the OIP until the Retirement Date in accordance with their terms, which include, by reason of Mr. Hawkins’ retirement after reaching age 62, accelerated vesting of certain time-based awards and prorated accelerated vesting of certain performance-based awards, subject to satisfaction of performance conditions, as described below. The agreement with Mr. Hawkins also contains non-competition and non-solicitation provisions, as well as confidentiality and non-disparagement provisions and a general release of claims against the Company.
On January 26, 2023, we entered into a Separation Agreement and General Release with Mr. Matthies to set out the terms of his separation from the Company, effective as of January 26, 2023. In consideration of Mr. Matthies’ release of claims, future cooperation and compliance with certain obligations, including confidentiality, non-competition, non-solicitation and mutual non-disparagement covenants, Mr. Matthies will receive separation payments comprised of the following: (i) a sum of $595,000, which is equal to one year of Mr. Matthies’ annual base salary and $20,000 to assist with the costs associated with COBRA; (ii) a payment of $104,765.55, which is equal to Mr. Matthies’ expected award for 2022 pursuant to the STIP, based on actual performance; and (iii) a payment of $483,805 with respect to certain awards granted to Mr. Matthies pursuant to the LTIP that were forfeited upon his separation.
Potential Payments Upon Termination or Change in Control
While the Company does not maintain any specific change in control agreements or other similar plans or arrangements intended specifically to provide income protection for executive officers upon a change in control, the Company has several programs — Employment Agreements, the ACI, the LTIP, the Perquisite Plan, and the DCP — that deliver benefits upon certain types of termination or a change in control.
Information about these severance or change in control benefits is contained below, and in the table above titled “Potential Payments Upon Termination or Change in Control” summarizing the monetary benefits payable upon triggering events assumed to have occurred on December 31, 2022.
Employment Agreements
Only the employment agreements of Messrs. Gentile and Suchinski provide for any payments to be made, or benefits provided, beyond the date of termination as of December 31, 2022. These benefits are paid only in the circumstances described below.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Receipt of these benefits is conditioned upon the execution of a release of claims against the Company and satisfaction of certain covenants, including non-solicitation and non-competition covenants. Pursuant to Mr. Gentile’s and Mr. Suchinski’s employment agreement, the non-solicitation and non-competition covenants apply for one year post-termination if terminated without cause, or two years post-termination if terminated for any other reason.
Termination by the Company for Cause
Upon a termination for cause, Messrs. Gentile and Suchinski are only entitled to their compensation through the date of termination.
For Mr. Gentile, a “for cause” termination is defined as a termination resulting from the following:
■
commission of a material breach of the employment agreement, acts involving fraud, material and intentional dishonesty, material and intentional unauthorized disclosure of confidential information, a felony or other crime involving moral turpitude, or a material violation of Company policies;

■
direct and deliberate acts constituting a material breach of the duty of loyalty;

■
refusal or material failure, other than by reason of disability, to perform duties and responsibilities, if such refusal or failure is not remedied within 30 days after receipt of written notice thereof from the Board;

■
material underperformance, as reflected in two consecutive written performance reviews not less than six months apart; or

■
inability to obtain and maintain the appropriate level of U.S. security clearance.

For Mr. Suchinski, a “for cause” termination is defined as a termination resulting from the following:
■
commission of a material breach of the employment agreement that, if curable, is not cured within 10 business days after written notice thereof;

■
acts involving moral turpitude, including fraud, material and willful dishonesty, material and intentional unauthorized disclosure of confidential information, the commission of a felony or other crime involving moral turpitude, or material violation of Company policies;

■
direct and deliberate acts constituting a material breach of the duty of loyalty; or

■
willful or continuous refusal, or material failure, other than by reason of disability, to perform the duties reasonably assigned to Mr. Suchinski if such refusal is not remedied within 10 business days after written notice thereof.

Termination without Cause
Upon a termination by the Company without cause, Messrs. Gentile and Suchinski are entitled to one year of their base salary in effect prior to termination and the costs of providing COBRA medical and dental benefits coverage over a period of 12 months for Mr. Gentile and six months for Mr. Suchinski.
Long-Term Incentives under the Omnibus Incentive Plan
Pursuant to the provisions of the OIP, the LTIP, and/or the relevant award agreements, our NEOs are entitled to the following payments or benefits upon retirement, death or disability, or qualifying termination in connection with a change in control.
Retirement
Upon a participant’s termination due to “retirement,” the participant will (i) become 100% vested in outstanding Time-Based Restricted Stock Unit and Restricted Stock awards, and (ii) vest in a prorated portion of outstanding Performance-Based Restricted Stock awards (prorated based on the number of days continuously employed during the performance period) based on actual performance measured at the end of the applicable performance period. As of December 31, 2022, Mr. Hawkins was the only NEO who qualified for these benefits.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Death or Disability
Upon a participant’s termination due to death or disability prior to vesting, the participant will (i) fully vest in his or her outstanding Time-Based Restricted Stock Unit and Restricted Stock awards, and (ii) vest in a prorated portion of his or her outstanding Performance-Based Restricted Stock Unit and Restricted Stock awards (prorated based on the number of days continuously employed during the performance period) based on target performance.
Qualifying Termination in Connection with a Change in Control
Each participant who incurs a “qualifying termination” will become fully vested upon termination of employment. If an award is subject to performance conditions, the portion that vests will, at the discretion of the Compensation Committee, be determined based upon actual performance through the date of the change in control (or, if later, the date of the qualifying termination) or, if the Compensation Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance. In addition, each such participant will also receive a cash award equal to the dollar value of the long-term incentive award that would have been made to the participant in the ordinary course of business within the 12-month period following the date of qualifying termination, based on the participant’s annual base pay in effect on the date of qualifying termination.
Definitions:
“Qualifying termination” means the participant’s termination, either in anticipation of the change in control or during the period beginning 30 days before the date of the change in control and ending two years after the closing of the change in control, (i) by the Company without cause, or (ii) by the participant for good reason.
“Cause” means that the Company has “cause” to terminate the employee, as defined in any applicable employment or consulting agreement, or any of the following has occurred:
■
gross negligence or willful misconduct in the exercise of responsibilities;

■
breach of fiduciary duty;

■
material breach of any provision of an employment contract or consulting agreement;

■
the commission of a felony crime or crime involving moral turpitude;

■
theft, fraud, misappropriation, or embezzlement (or reasonable suspicion of the same);

■
willful violation of any federal, state, or local law (except traffic violations and other similar matters not involving moral turpitude); or

■
refusal to obey any resolution or direction of the participant’s supervisor or the Board.

“Good reason” means a voluntary termination within 90 days after the participant is assigned to a diminished position (provided certain conditions are met). “Diminished position” means a position that reflects any of the following changes or actions, unless the participant has consented to the change or action in writing:
■
a material diminution in the participant’s base compensation, authority, duties, responsibilities, or associated job title;

■
relocation of the participant’s principal office to a location that is greater than 50 miles from the location of the participant’s principal office immediately before such relocation; or

■
any action or inaction with respect to the terms and conditions of the participant’s service that constitutes a material breach by the Company of any written agreement between the participant and the Company.

“Retirement” is defined as:
■
Termination on or after the date when the grantee has attained age 62, other than a termination by the Company for cause or termination by the Company at the time cause exists.

A “change in control” is
(1)
a transaction pursuant to which a person, or more than one person acting as a group, acquires more than 50% of the Common Stock; or

58	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
(2)
a merger or consolidation involving the Company in which the Company is not the surviving entity; or

(3)
a transaction that is a sale of all or substantially all of the Company’s assets if all or substantially all the proceeds from such transaction are distributed to the stockholders of the Company.

Perquisite Plan
Upon the occurrence of a change in control of the Company, a participant who incurs a qualifying termination (as defined under the OIP above) either in anticipation of the change in control or during the period beginning 30 days before the change in control and ending two years after the closing of the change in control, is entitled to receive a cash award equal to (i) any remaining unused portion of the participant’s allowance for the calendar year in which the qualifying termination occurs, plus (ii) an amount equal to 100% of the participant’s allowance for the calendar year in which the qualifying termination occurs.
Deferred Compensation Plan
Individuals participating in the DCP are entitled to receive payment of amounts credited to their deferred compensation accounts under the DCP upon a separation from service (subject to the expiry of any applicable waiting period). However, in the event of a termination for cause, as defined under the OIP, no amounts credited to the employer-match account or employer discretionary contribution amount shall be payable to the participant. Payment to a participant of any employer-matching or discretionary contributions made under the DCP is subject to compliance by the participant with non-competition, non-solicitation, and confidentiality requirements during the term of the participant’s employment and for so long as the participant receives payments under the DCP. The descriptions of the amounts payable by the Company that are included in the section entitled “Nonqualified Deferred Compensation” are incorporated by reference herein. DCP amounts are excluded from the table above titled “Potential Payments Upon Termination or Change in Control” because, while certain DCP benefits may become payable upon a separation from service, no DCP benefits are enhanced or accelerated as a result of a termination of employment or change in control.
2022 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of annual total compensation of our median employee and the annual total compensation of our President and CEO. For 2022, our last completed fiscal year, our ratio as calculated pursuant to Item 402(u) was as follows:
■
The 2022 annual total compensation of the Company’s CEO was $11,728,900.

■
The 2022 annual total compensation of the median employee (excluding the CEO) was $64,171.

■
Based on this information, for 2022, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was reasonably estimated to be 183:1.

Determining the Median Employee
The Company believes that the ratio of pay included above is a reasonable estimate calculated in a manner consistent with applicable SEC rules.
To identify the median employee for 2022, we reviewed pay to all of our employees as of December 31, 2022 (the “Pay Ratio Employee Population”). As a result of such review, we identified the 50 middlemost employees of the Pay Ratio Employee Population. Subsequently, we reviewed the pay of each of those 50 employees as of December 31, 2022, as reflected in the Company’s payroll records. Comparing the pay of each of the 50 employees, we identified the eight middlemost employees. For 2022, we studied each of the eight employees’ pay for the year of performance to determine the median and eliminated seven employees from the group. The remaining employee from that analysis is our median employee for 2022.
The Pay Ratio Employee Population included all U.S. and non-U.S. individuals employed by the Company on a full-time, part-time, seasonal, or temporary basis as of December 31, 2022. Further, the Pay Ratio Employee Population excluded independent

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
contractors and leased workers who provide services to the Company but are employed, and whose compensation is determined, by an unaffiliated third party.
In calculating pay for the Pay Ratio Employee Population and the group of eight employees, we did not make any assumptions, adjustments (including cost of living adjustments), or estimates with respect to compensation, and we did not annualize compensation for any full-time employees who were not employed by us for all of 2022 through December 31, 2022. As required by SEC rules, after identifying our median employee, we calculated annual total compensation for both our median employee and our CEO for 2022 using the same methodology that we used to determine our NEOs’ annual total compensation for the “Summary Compensation Table.”
Given the different methodologies that companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
Pay versus Performance
The Company believes in the importance of maintaining a strong link between executive pay and company performance. As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure is provided about the relationship between executive compensation and the Company’s performance on select financial metrics. For a complete description regarding the Company’s compensation program, please see “Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for CEO(1) ($)	Compensation Actually Paid to CEO(2) ($)	Average Summary Compensation Table Total for non-CEO NEOs(3) ($)	Average Compensation Actually Paid to non-CEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On		Net Income/ (Loss) ($)	Revenue
					TSR ($)	Proxy Peer Group TSR ($)(5)
2022	11,728,900	3,671,803	2,528,563	1,136,026	40.76	111.54	(545.7)	5,029.6
2021	10,849,938	10,160,755	2,231,105	2,120,485	59.28	95.03	(540.8)	3,953.0
2020	10,454,350	4,724,127	2,029,643	1,135,211	53.73	83.94	(870.3)	3,404.8
(1)Represents total compensation for Mr. Gentile as reported in the Summary Compensation Table.
(2)The following supplemental table presents a reconciliation of Mr. Gentile’s Summary Compensation Table total to the compensation actually paid, as defined and computed in accordance with Item 402(v) of Regulation S-K. However, not all of such amounts were actually earned or received by Mr. Gentile during the applicable year.
CEO Reconciliation
			Equity Award Adjustments
Year	Summary Compensation Table Total ($)	Value of Equity Awards Reported in Summary Compensation Table ($)	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected ($)	Total Compensation Actually Paid ($)
2022	11,728,900	(9,163,814)	4,112,135	(3,297,638)	287,202	5,017	3,671,803
2021	10,849,938	(7,150,071)	7,078,014	(811,027)	187,026	6,875	10,160,755
2020	10,454,350	(7,150,082)	4,650,803	(3,075,977)	(160,141)	5,173	4,724,127
(3)Includes the average total compensation for Mr. Suchinski, Ms. Marnick and Messrs. Hawkins and Matthies in 2022 and 2021; and Mr. Suchinski, Ms. Marnick, Mr. Hawkins, William E. Brown, Jose I. Garcia and John A. Pilla in 2020. Total compensation for non-CEO NEOs are as reported in the Summary Compensation Table.
(4)The following supplemental table presents a reconciliation of the average non-CEO NEO Summary Compensation Table total to the compensation actually paid, as defined and computed in accordance with Item 402(v) of Regulation S-K. However, not all of such amounts were actually earned or received by the non-CEO NEOs during the applicable year. With respect to Mr. Hawkins, the year end fair value of equity awards granted in 2020, 2021 and 2022 have been reduced to reflect his retirement eligibility.

60	Spirit AeroSystems 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Non-CEO NEO Reconciliation
				Equity Award Adjustments
Year	Average Summary Compensation Table Total ($)	Average Value of Equity Awards Reported in Summary Compensation Table ($)	Average Year End Fair Value of Equity Awards Granted in the Year(a) ($)	Average Change in Fair Value Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected ($)	Average Total Compensation Actually Paid ($)
2022	2,528,563	(1,691,819)	755,984	(499,663)	42,155	807	1,136,026
2021	2,231,105	(1,119,045)	1,101,665	(116,660)	22,464	957	2,120,485
2020	2,029,643	(1,096,076)	629,111	(383,566)	(44,566)	665	1,135,211
(a)With respect to Mr. Hawkins, the year end fair value of equity awards granted in 2020, 2021 and 2022 have been reduced to reflect withholding in connection with his retirement eligibility.
(5)The peer group used for this purpose is the S&P 500 Aerospace & Defense Index.
Description of Relationships Between Compensation and Performance
The graph below illustrates trends in “compensation actually paid”, Company TSR performance, and TSR performance of the S&P 500 Aerospace & Defense Index (the “A&D Index”) over the three most recent fiscal years. This illustrates that our compensation generally moves directionally with our TSR performance.
Compensation Actually Paid vs. TSR
Additionally, the graphs below compares the trend in “compensation actually paid” over three years to Company Net Income/(Loss) and Company Revenue. These illustrate the rigor of our compensation measures. Although “compensation actually paid” increased from 2020 to 2021, consistent with substantial improvements in Net Income/(Loss) and Revenue, it did not increase from 2021 to 2022 as improvement in Net Income/(Loss) was inconsistent with projections, although Revenue did improve.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid vs. Revenue
As also required by Item 402(v) of Regulation S-K, below is a list of the performance measures that were considered the most important by the Compensation Committee in determining executive compensation for the 2022 performance year and in linking executive compensation actually paid to Company performance. Our executive compensation program and compensation decisions reflect the guiding principles of being linked to long-term performance and aligned with stockholder interests. The metrics used within our incentive plans are selected to support these objectives. See “Proxy Statement Summary — Executive Compensation At-A-Glance” for a discussion of these metrics, “Compensation Discussion and Analysis” for a discussion on their use in our incentive compensation programs for 2022 and Appendix A for an explanation and reconciliation of non-GAAP measures.
■
Free Cash Flow*

■
EBIT*

■
Revenue

*For an explanation and reconciliation of non-GAAP measures, please see Appendix A.

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COMPENSATION DISCUSSION AND ANALYSIS  (continued)
Compensation Committee Report
The Compensation Committee establishes and oversees the design and functioning of the Company’s executive compensation program. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section in this Proxy Statement with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2023 Annual Meeting of Stockholders, and also be incorporated by reference in the Company’s Annual Report on Form 10-K for the 2022 fiscal year.
Compensation Committee
Paul E. Fulchino, Chair
John L. Plueger
Robert D. Johnson
James R. Ray, Jr.
Patrick M. Shanahan

Spirit AeroSystems 2023 Proxy Statement	63

PROPOSAL 4	APPROVAL OF AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

On February 27, 2023, our Board of Directors approved the amendment and restatement of the Spirit AeroSystems Holdings, Inc. 2014 Omnibus Incentive Plan, (as amended, the “2014 Omnibus Plan”), which is hereinafter to be known as the “Spirit AeroSystems Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan” (the “Amended and Restated Omnibus Plan”). The Amended and Restated Omnibus Plan (i) increases the number of authorized shares of Common stock available for issuance under the plan by 5,000,000; (ii) extends the term of the plan to ten (10) years after the date on which our stockholders approve the Amended and Restated Omnibus Plan; (iii) removes certain performance-based compensation requirements which were previously intended to comply with the performance-based compensation exception to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which is no longer in effect; and (iv) incorporates prior amendments to the plan which were approved by our Board of Directors on January 25, 2017 and October 23, 2019. No other substantive changes are being made.
Why Stockholders Should Vote to Approve the Amended and Restated Omnibus Plan
The Amended and Restated Omnibus Plan is attached to this Proxy Statement as Appendix B. The Amended and Restated Omnibus Plan is a long-term incentive plan that permits the grant of long-term equity, equity-based and cash awards.
As of February 28, 2023, only 1,609,227 shares of Common Stock remained available for the issuance of equity awards under the 2014 Omnibus Plan, a number that is insufficient to meet our anticipated long-term needs. Our Board believes the use of stock-based long-term incentive compensation has been integral to our success in the past and will continue to be important to our ability to continue to achieve strong performance in the future. Our ability to compensate our employees in the form of stock-based long-term incentive awards has enabled us to recruit, retain, promote and motivate high-caliber talent dedicated to the Company’s long-term success, and align the incentives of those employees with our stockholders. Our Board believes that the proposed adoption of the Amended and Restated Omnibus Plan is necessary to enable the Company to continue to provide these incentives in amounts determined to be appropriate by the Compensation Committee and ensure the continued alignment between our employees and our stockholders. The Board therefore recommends that stockholders vote for approval of the Amended and Restated Omnibus Plan.
We are seeking approval for 5,000,000 shares to be made available for issuance under the Amended and Restated Omnibus Plan. Shares under the Amended and Restated Omnibus Plan, which are subject to awards which expire, are terminated, forfeited or cancelled, will again be available for issuance under the Amended and Restated Omnibus Plan. The amount of shares will be subject to adjustment in the event of stock splits, stock dividends, spin-offs, mergers, reorganizations, recapitalizations or similar events or other changes in our capitalization.
Our Board and the Compensation Committee considered a number of factors in determining the number of shares to reserve for the Amended and Restated Omnibus Plan, including the number of shares remaining available under the 2014 Omnibus Plan, our past share usage, our estimate of the number of shares needed for future awards, and the impacts on stockholders.
If the Amended and Restated Omnibus Plan is approved by our stockholders, it will replace the 2014 Omnibus Plan, and no new awards will be granted under the 2014 Omnibus Plan. Outstanding awards under the 2014 Omnibus Plan will continue to be governed by the terms of such plan until exercised, expired, or otherwise terminated or cancelled. If the Amended and Restated Omnibus Plan is not approved by the stockholders, the 2014 Omnibus Plan will continue in effect. As of February 28, 2023, the 2014 Omnibus Plan had 2,221,624 shares of Common Stock subject to outstanding awards. The closing price of a share of our Common stock as reported on the New York Stock Exchange on February 28, 2023 was $34.18 per share. The following description of the Amended and Restated Omnibus Plan is a summary, does not purport to be a complete description of the Amended and Restated Omnibus Plan and is qualified in its entirety by the full text of the Amended and Restated Omnibus Plan.

64	Spirit AeroSystems 2023 Proxy Statement

Description of the Amended and Restated Omnibus Plan
Purpose
The purpose for adopting the Amended and Restated Omnibus Plan is to provide an equity incentive plan to assist us in continuing to attract and retain key employees, independent contractors, consultants and directors and to give such persons a greater proprietary interest in and closer identity with us and our financial successes.
General
The Amended and Restated Omnibus Plan authorizes us to make grants (“awards”) of incentive stock options (within the meaning of Section 422 of the Code), non-qualified (or non-statutory) stock options (incentive and non-qualified stock options are referred to collectively as “options”), restricted stock, stock appreciation rights (“SARs”), restricted stock units (“RSUs”), dividend equivalents, other stock-based awards and cash-based awards, any of which may be designated as performance compensation awards. Awards under the Amended and Restated Omnibus Plan may consist of any combination of one or more of the foregoing types of awards, on a stand alone, combination or tandem basis. The Committee (as defined below) may specify that awards will be paid in cash, shares of Common stock, or a combination of cash and Common stock.
Administration of the Amended and Restated Omnibus Plan
The Amended and Restated Omnibus Plan will be administered by our Board or our Compensation Committee which shall be composed of two or more directors (such administering body being referenced herein as the “Committee”). With respect to awards intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, each member of the Committee will be a “non-employee director” within the meaning of Rule 16b-3(b)(3). The Committee has complete discretion to determine who will be recipients of awards under the Amended and Restated Omnibus Plan and to establish the terms, conditions and limitations of each award (subject to the terms of the Amended and Restated Omnibus Plan and the applicable provisions of the Code), including the type and amount of the award, the number of shares of Common stock to be subject to an award, or the amount of cash to be included in the award, the exercise price of any options or SARs and the date or dates upon which the awards become exercisable or upon which any restrictions applicable to any Common stock included in the award lapse. The foregoing notwithstanding, no option or SAR may be granted at an exercise price which is less than the fair market value of a share of our Common stock on the date of grant. The Committee also has full power to construe and interpret the Amended and Restated Omnibus Plan and the awards granted under the Amended and Restated Omnibus Plan, and to establish rules and regulations necessary or advisable for its administration. The determination of the Committee with respect to any matter under the Amended and Restated Omnibus Plan to be acted upon by the Committee is final and binding.
Awards under the Amended and Restated Omnibus Plan may be granted only to our (or our subsidiaries’) employees and non-employee directors, independent contractors or other consultants. The Committee will determine whether a particular employee or non-employee is eligible to receive an award under the Amended and Restated Omnibus Plan. Awards may be granted to prospective employees, directors or consultants, conditioned upon such person becoming an employee or other service provider to the Company.
Unless earlier terminated by the Board, the Amended and Restated Omnibus Plan will terminate, and no further awards may be granted, ten (10) years after the date on which it is approved by our stockholders. Our Board may amend the Amended and Restated Omnibus Plan in any respect, except that amendments will be subject to the approval of our stockholders if such stockholder approval is necessary to comply with any regulatory requirement applicable to the Amended and Restated Omnibus Plan (including, without limitation, as necessary to comply with the rules of any securities exchange or automated quotation system on which our shares may be listed or quoted), the Code, any federal or state law or regulation, changes in GAAP to new accounting standards, or if our Board, in its discretion, determines to submit such changes to our stockholders for approval. Further, no change shall be made to the Amended and Restated Omnibus Plan that would permit the Board to take any action that would constitute a repricing of awards under the rules of any securities exchange or inter-dealer quotation system without the approval of our stockholders.
If so provided under a participant’s award agreement, the Committee is permitted to cancel any awards if a participant breaches any restrictive covenants or engages in any activity, including fraud, contributing to financial restatement or accounting irregularities. The Committee may also provide that a participant who engages in any of the foregoing activities will forfeit any gain realized with respect to an award.
Upon any change in the nature or number of our outstanding shares of Common stock due to a stock split, stock dividend, spin-off, merger, reorganization, recapitalization or similar event, the Committee may make adjustments as it may deem equitable to the

Spirit AeroSystems 2023 Proxy Statement	65

numbers of shares and the applicable exercise and base prices under outstanding awards to prevent dilution or enlargement of the awards previously granted.
Types of Awards
Stock Options
Both incentive and non-qualified options may be granted pursuant to the Amended and Restated Omnibus Plan. Options must have an exercise price per share equal to at least the fair market value of a share at the time the award is granted (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). As required by the Code, if an incentive option is granted to any participant who owns more than ten percent (10%) of the voting power of our stock (a “Significant Stockholder”), then the exercise price per share to such participant will be not less than one hundred ten percent (110%) of fair market value on the date of grant. Fair market value equals the closing sales price of the Class A Common stock on the date of grant. The maximum term of all options granted under the Amended and Restated Omnibus Plan is ten (10) years. Incentive options granted to a Significant Stockholder have a maximum term of five years. The aggregate number of shares as to which incentive options may be granted from time to time under the Amended and Restated Omnibus Plan shall not exceed 5,000,000.
At the time an option is granted, the Committee will specify the date or dates upon which the option, or portion of the option, becomes exercisable. The permissible manner of payment for the purchase price upon exercise of the option (such as cash, check, the transfer of previously owned, fully paid shares, or through a “cashless” exercise) will be set by the Committee in the particular award agreement or by general rules.
Except as otherwise determined by the Committee, a participant who ceases to be our employee, consultant or director for any reason other than death, disability or termination for “cause” will be permitted to exercise any option, to the extent it was exercisable on the date of such cessation, but only within ninety (90) days of such cessation. A participant who is terminated for “cause,” as defined in the Amended and Restated Omnibus Plan, will immediately lose all rights to exercise any options. If a participant’s employment or other engagement with us terminates as the result of death, his or her estate or personal representative may exercise the option, to the extent it was exercisable on the date of death. If a participant’s employment or engagement terminates as the result of his or her disability, the participant may exercise an option to the extent it was exercisable at the time his or her services terminate. In the case of either death or disability, the option may be exercised within one (1) year after the termination of the participant’s services due to death or disability, and prior to the original expiration date of the option. Except as the Committee may otherwise determine, all options which are unvested at the time a participant’s employment or other engagement with us terminates will immediately expire on the date of such termination.
Restricted Stock and Restricted Stock Units
The Committee may award shares of Common stock or grant an award denominated in units of Common stock on a restricted basis. The terms of a restricted stock award or RSUs, including the consideration, if any, to be paid by the participant to acquire the stock, will be determined by the Committee at the time the award is made and will be described in the award agreement. The restrictions will lapse over such period of time, or pursuant to such performance criteria, as the Committee may determine at the time of the award. After the restricted stock is awarded, the participant will be a stockholder with respect to such stock, and will generally have rights to vote and receive dividends with respect to such stock, except that such dividends will be held by us and delivered to the participant following the date on which the restrictions on the stock lapse. Shares of restricted stock may not be transferred, assigned or pledged prior to the lapse of the applicable restrictions. The Committee, in its discretion, may accelerate the date on which the restrictions lapse. The Committee will determine the treatment of any unvested shares of restricted stock or RSUs in the event of the termination of a participant’s employment or other engagement with us. RSUs may be paid in stock or cash or a combination of stock or cash, as determined by the Committee.
Stock Appreciation Rights
The Committee may award SARs, either alone, in tandem or in combination with an option. An SAR will permit the participant to receive, upon exercise, cash or shares of Common stock equal in value to the excess of the fair market value of a share of Common stock as of the exercise date over the base price set by the Committee at the time the SAR is granted, multiplied by the number of shares of Common stock then being exercised under the SAR. The base price will be at least the fair market value of a share of Common stock on the date of grant (except in the case of SARs granted in connection with assuming or substituting such awards in acquisition transactions). SARs will become exercisable upon the date or dates, or the occurrence of the events, set by the Committee at the time of grant. An SAR may only be exercised by the participant or, if applicable, by the participant’s personal representative.

66	Spirit AeroSystems 2023 Proxy Statement

Except as otherwise determined by the Committee, a participant who ceases to be our employee, consultant or director for any reason other than death, disability or termination for “cause” will be permitted to exercise any SAR, to the extent it was exercisable on the date of such cessation, but only within ninety (90) days of such cessation. A participant who is terminated for “cause,” as defined in the Amended and Restated Omnibus Plan, will immediately lose all rights to exercise any SARs. If a participant dies, his or her estate or personal representative may exercise the SAR, to the extent it was exercisable on the date of death. If a participant’s employment or engagement terminates as the result of his or her disability, the participant may exercise any SAR to the extent it was exercisable at the time his or her services terminate. In the case of either death or disability, the SAR must be exercised within one (1) year after the termination of the participant’s services due to death or disability, and prior to the original expiration date of the SAR. Except as the Committee may otherwise determine, all SARs which are unvested at the time a participant’s employment or other engagement with us terminates will immediately expire on the date of such termination.
Cash and Other Stock-Based Awards
The Committee may award cash-based and other stock-based awards under the Amended and Restated Omnibus Plan, subject to restrictions and conditions and other terms as determined by the Committee at the time of the award. Payment of such awards may be made in cash or shares of our Common stock, as determined by the Committee. The Committee will determine the extent to which any cash or other stock-based awards will be forfeited if a participant’s employment or other engagement as a service provider is terminated. Except as otherwise specified in a participant’s award agreement or determined by the Committee, any unvested cash or other stock-based awards will be forfeited upon termination of a participant’s service with us.
Performance-Based Compensation
For performance-based awards, performance goals may be based on the attainment of specified levels of one or any combination of specified performance criteria, determined for the Company as a whole or any one or more affiliates, divisions, operational and/or business units, product lines, business segments, administrative departments, as reported or calculated by the Company. The Committee may specify adjustments or modifications to be made to the calculation of a performance measure to appropriately reflect a variety of events that occur during a performance period including, but not limited to, asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, any reorganization and restructuring programs, or acquisitions or divestitures.
Limitations
Subject to certain adjustments for changes in our corporate or capital structure, participants (other than our non-employee directors, for whom different limits apply) who are granted awards in the form of restricted stock and RSUs may not be granted awards for more than 750,000 (40,000 for non-employee directors) shares of Common stock in any calendar year. The maximum number of shares subject to options and SARs granted to any one participant in any plan year will be 1,500,000 (80,000 for our non-employee directors) and the maximum amount awarded or credited with respect to other stock-based awards to any one participant in any one plan year will not exceed 750,000 shares (40,000 with respect to our non-employee directors). The maximum amount of any cash-based award made to any non-employee director will not exceed $500,000 in any calendar year.
Change in Control
Except as otherwise determined in a participant’s award agreement, the unvested awards of a participant who incurs a qualifying termination either in anticipation of a change in control or during the period beginning thirty (30) days before and ending two (2) years after a change in control, shall be fully vested upon the qualifying termination. The foregoing notwithstanding, if the vesting of such award is subject to performance conditions, the vested portion will, at the discretion of the Committee, be determined based upon performance through the change in control or achievement of target performance.
Federal Income Tax Consequences
The following is a brief summary of the U.S. Federal income tax consequences of the Amended and Restated Omnibus Plan generally applicable to us and to participants in the Amended and Restated Omnibus Plan who are subject to U.S. Federal taxes. This summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law. This summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or federal tax laws.

Spirit AeroSystems 2023 Proxy Statement	67

Under the Code, as presently in effect, the grant of an option or SAR at fair market value will not generate federal income to a participant or a deduction to the Company.
Upon exercise of a non-qualified option or an SAR, the participant will normally be deemed to have received ordinary income in an amount equal to the difference between the exercise price for the option and the fair market value of our Common stock on the exercise date or, in the case of an SAR, equal to the amount of payment received from us (less any exercise price, if applicable). We will be entitled to a tax deduction in the same amount as is recognized by the participant and at the same time, provided we include and report such amounts on a timely filed Form W-2 or Form 1099-MISC (or similar such IRS form filing). Upon a disposition of shares acquired upon exercise of a non-qualified option, any amount received in excess of the fair market value of the shares at the time of exercise of the option generally will be treated as long-term or short-term capital gain, depending on the holding period of the shares. We will not be entitled to any tax deduction upon such subsequent disposition.
In the case of incentive options, the participant typically recognizes no ordinary income on the date of grant or exercise. If the participant holds the stock acquired through exercise of an incentive option for one (1) year from the date of exercise and two (2) years from the date of grant, the participant will thereafter recognize long-term capital gain or loss upon a subsequent sale of the stock, based on the difference between the incentive option’s exercise price and the sale price. If the stock is sold before the requisite holding period, the participant will recognize ordinary income based upon the difference between the exercise price and the lesser of the sales price or the fair market value upon the date of exercise. We generally will be allowed a business expense deduction only if, and to the extent, the participant recognizes ordinary income.
For awards of restricted stock, the fair market value of the stock is not taxable to the participant as ordinary income until the year the participant’s interest is freely transferable or no longer subject to a substantial risk of forfeiture. Section 83 of the Code, however, permits a participant to elect to have the fair market value of the stock taxed as ordinary income in the year the award is received. Dividends on restricted stock are treated as ordinary income at the time paid. We generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant.
A participant generally will not recognize income at the time a restricted stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares the participant receives.
Upon the grant of a cash award, the participant will recognize ordinary income equal to the amount of the award, which amount will be includable in the participant’s taxable income in the year such award is paid. We will be entitled to a deduction in the same year equal to the amount of the award.
We intend that awards granted under the Amended and Restated Omnibus Plan comply with, or otherwise be exempt from Section 409A of the Code, but make no representation or warranty to that effect.
New Plan Benefits
The amounts that will be awarded under the Amended and Restated Omnibus Plan cannot currently be determined because awards made under the Amended and Restated Omnibus Plan will be made at the Committee’s discretion, subject to the terms of the Amended and Restated Omnibus Plan. Simply to illustrate potential future use of the Amended and Restated Omnibus Plan, the following table shows the grant date fair value and number of shares subject to awards that were received by our NEOs, other executive officers, non-employee directors and employees (including advisors and consultants) who are not executive officers of the Company in 2022, pursuant to the 2014 Omnibus Plan. These amounts do not reflect grants made in 2023. The awards granted in 2022 would not have changed if the Amended and Restated Omnibus Plan had been in place instead of the 2014 Omnibus Plan.

68	Spirit AeroSystems 2023 Proxy Statement

Name and Position	Grant Date Fair Value(1) ($)	Number of Shares (#)
Thomas C. Gentile III, President and CEO	10,725,137	217,152
Mark J. Suchinski, SVP and CFO	2,156,318	43,659
Samantha J. Marnick, EVP; COO; and President Commercial	2,677,580	54,213
Duane F. Hawkins, EVP; President, Defense & Space	1,983,848	40,167
Kevin Matthies, SVP, Boeing Programs	1,102,533	22,323
Executive officers as a group (12 individuals)(2)	16,121,738	328,344
Non-employee directors as a group (10 individuals)	2,187,412	67,611
Non-executive officer employees as a group (i.e. all employees, including consultants and advisors, other than the executive officers listed in this table)	22,312,503	550,426
(1)Amounts shown represent the aggregate grant date fair value of the awards, as determined in accordance with FASB ASC Topic 718. For performance-based awards, this assumes maximum achievement at 200%.
(2)Amount shown does not include awards to Mr. Matthies, who separated from the Company effective as of January 26, 2023.
Securities Authorized for Issuance under the Company’s Equity Compensation Plans
The following table represents restricted shares outstanding under the 2014 Omnibus Plan and the Spirit AeroSystems Holdings, Inc. Amended and Restated Supplemental Executive Retirement Plan (the “SERP”) as of December 31, 2022.
Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under the Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Restricted Stock Awards
Equity compensation plans approved by security holders(1)(2)	—(3)	$—	2,583,546 (5)
Equity compensation plans not approved by security holders(2)	—(4)	$—	—
Total	—	$—	2,583,546
(1)Approved by the Company’s stockholders in 2014. Amendments were approved by the Company’s Board of Directors in 2017 and 2019.
(2)The Company’s equity compensation plans provide for the issuance of incentive awards to its officers, directors, employees and consultants in the form of stock appreciation rights, restricted stock, restricted stock units and deferred stock, in lieu of cash compensation.
(3)There were 2,418,271 Class A shares and 16,023 Class B shares outstanding under the 2014 Omnibus Plan and the SERP as of December 31, 2022.
(4)There were 16,023 Class B shares outstanding under the SERP as of December 31, 2022.
(5)As of December 31, 2022, there were 2,583,546 securities available for future issuance under the 2014 Omnibus Plan.

Spirit AeroSystems 2023 Proxy Statement	69

 The Board recommends you vote “FOR” approval of the Amended and Restated Omnibus Incentive Plan.
Voting Standard
The Amended and Restated Omnibus Plan becomes effective on its approval by our stockholders. The affirmative vote of a majority of stockholders present, in person or by proxy, will constitute the stockholders’ non-binding approval with respect to this Proposal 4. A stockholder may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 4. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on this Proposal 4.

70	Spirit AeroSystems 2023 Proxy Statement

PROPOSAL 5	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP (“E&Y”) conducted the audit of the Company’s accounts for fiscal year 2022. The Audit Committee has selected E&Y as the Company’s independent registered public accounting firm for fiscal year 2023, and the Board is asking the Company’s stockholders to ratify that selection. The Company expects that representatives of E&Y will be virtually present at the Annual Meeting and they may make a statement if they desire to do so. Further, the Company expects that such representatives will be available to respond to appropriate questions.
 The Board recommends you vote “FOR” ratification of the appointment of Ernst & Young LLP as the
Company’s independent auditors for 2023.
Voting Standard
The affirmative vote of a majority of stockholders present, in person or by proxy, will constitute the stockholders’ non-binding approval with respect to this Proposal 5. A stockholder may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 5. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact on this Proposal 5. Proposal 5 is considered a routine matter under NYSE rules. As a result, brokers who do not receive voting instructions generally may vote on Proposal 5 in their discretion. Unless otherwise instructed, the proxy holders will vote proxies received by them “FOR” the proposal.
If a majority of votes cast on this matter are not cast in favor of the selection of E&Y, the Audit Committee will reconsider the selection of such firm as the Company’s independent registered public accounting firm. Even if the Company’s stockholders vote on an advisory (non-binding) basis in favor of the selection, the Audit Committee may, in its discretion, direct the selection of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Pre-Approval Policy
The Audit Committee has adopted a policy governing the pre-approval of all audit and permissible non-audit services provided by the independent auditors. Under this policy, the Audit Committee has delegated approval authority to the Chair of the Audit Committee, provided the Chair reports all pre-approval decisions in writing to the Audit Committee, and the decisions are discussed at the Audit Committee’s next scheduled meeting. For the fiscal years ended December 31, 2021, and December 31, 2022, all of the Company’s audit and permissible non-audit services provided by E&Y were pre-approved by the Audit Committee.

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Audit and Other Fees
The fees incurred by the Company, including its majority-owned subsidiaries, for services provided by E&Y in 2022 and 2021 are set forth below. The Audit Committee concluded that the provision of the non-audit services listed below was compatible with E&Y’s independence.
	December 31,
(Dollars in thousands)	2022 ($)	2021 ($)
Audit Fees(1)	4,882.5	4,697.0
Audit-Related Fees(2)	249.0	196.9
Tax Fees(3)	3.4	6.0
All Other Fees(4)	—	109.2
TOTAL	5,134.9	5,009.1
(1)Represents fees and expenses for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, statutory audits, and advice on accounting matters directly related to the audit.
(2)Represents fees related to non-financial assurance and due diligence.
(3)Represents fees and expenses for tax consultations and advice related to compliance with tax laws and tax-planning strategies.
(4)For 2021, represents fees related to assessment and other training services.
Audit Committee Report
The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference.
The Audit Committee currently consists of five non-employee directors. Each of the Audit Committee members satisfies the NYSE’s requirements with respect to independence and financial literacy. Ms. Esteves and Mr. Plueger qualify as audit committee financial experts as defined by the SEC. The responsibilities of the Audit Committee are set forth in its charter, which is available at http://investor.spiritaero.com/corporate-governance/govdocs/default.aspx. The Audit Committee’s responsibilities include the appointment, compensation, and oversight of the independent registered public accounting firm. The Audit Committee met six times in 2022.
The Company’s management is responsible for preparing and presenting the Company’s consolidated financial statements, and developing and maintaining the Company’s system of internal controls over financial reporting. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of this system. E&Y, the Company’s independent registered public accounting firm for 2022, is responsible for auditing the Company’s consolidated financial statements and issuing an opinion as to whether the financial statements fairly present the Company’s financial position in conformity with U.S. generally accepted accounting principles. E&Y is also responsible for auditing the Company’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee has:
■
Reviewed and discussed with management and E&Y the Company’s audited financial statements as of and for the year ended December 31, 2022, as well as the representations of management regarding the Company’s internal controls over financial reporting;

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Reviewed and discussed with E&Y the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

■
Received and reviewed the written disclosures and the letter from E&Y required by applicable requirements of the PCAOB regarding E&Y’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with E&Y its independence from the Company and its management.

72	Spirit AeroSystems 2023 Proxy Statement

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC, and the Board approved the Audit Committee’s recommendation. The Audit Committee selected E&Y as the Company’s independent registered public accounting firm for fiscal year 2023.
Audit Committee
Irene M. Esteves, Chair
Stephen A. Cambone
William A. Fitzgerald
John L. Plueger
Patrick M. Shanahan

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GENERAL INFORMATION
Questions and Answers About the Annual Meeting and Voting
Why am I being asked to vote?
The Company’s Board of Directors is asking you to vote with respect to proposals being presented at the Company’s Annual Meeting. This Proxy Statement includes information that is relevant to the proposals to be voted on at the Annual Meeting and is otherwise required by SEC rules. The Annual Meeting will take place virtually on April 26, 2023, at 11:00 a.m. Eastern Daylight Time. See “How can I vote my shares before the Annual Meeting?” and “How can I vote my shares during the Annual Meeting?” below for information on how you can vote your shares.
What is included in these materials?
These materials include:
■
The Proxy Statement for the 2023 Annual Meeting of Stockholders; and

■
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

If you wish to receive printed versions of the above, please reference “How do I request a printed set of proxy materials?”
Who can vote at the Annual Meeting?
You are entitled to vote if our records show that you were a stockholder of record as of the Record Date, February 28, 2023. On the Record Date, there were 105,067,212 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote.
Why is the Annual Meeting being held in a virtual format?
The Annual Meeting will be conducted virtually via live audio webcast.
■
We Encourage Questions. Stockholders may submit questions before the meeting and during the meeting by following the instructions under “How can I submit questions for the Annual Meeting?”

■
We Believe in Transparency. Although the live audio webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to our Investor Relations website at https://investor.spiritaero.com/news-presentations/Presentations/default.aspx.

■
We Proactively Take Steps to Facilitate Your Participation. During the Annual Meeting, technicians will be available to assist you with technical difficulties. Anyone who has technical difficulties accessing or using www.virtualshareholdermeeting.com/SPR2023 during the Annual Meeting should call the technical support number on the website. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Each participant should ensure strong Wi-Fi or other internet connection.

Why did I receive a Notice and not a full set of materials?
We deliver our proxy materials to stockholders primarily over the internet by using “notice and access” delivery, rather than mailing paper copies to each stockholder. Using this method has reduced our printing and mailing costs and the impact of our Proxy Statement on the environment. If you received a Notice by mail or email, you will not receive a paper copy of the proxy materials or Annual Report unless you request one. Instead, the Notice will tell you how to access these materials over the internet. If you received a Notice and would like to request a full set of printed materials, you may do so by following the instructions provided under “How do I request a printed set of proxy materials?”
If you are a beneficial owner, the Notice has been forwarded to you by your broker or bank, who is considered, with respect to your shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record as to how to vote your shares.

74	Spirit AeroSystems 2023 Proxy Statement

GENERAL INFORMATION  (continued)
How do I view the Proxy Statement online?
Go to www.proxyvote.com and follow the instructions to view the materials.
How do I request a printed set of proxy materials?
You can easily request a paper copy of the proxy materials at no cost to you using one of the following methods:
You will need to provide the 16-digit voting control number printed in the box marked by the arrow located on the Notice. When sending your request by email, send a blank email with the 16-digit voting control number in the subject line.
How can I vote my shares before the Annual Meeting?
You are encouraged to read all the proxy materials before voting your shares as they contain important information for making an informed voting decision.
How can I vote my shares during the Annual Meeting?
For information on how to attend the virtual Annual Meeting, see “How can I attend the Annual Meeting?”
If you are a stockholder of record as of the Record Date, you may vote your shares electronically during the Annual Meeting by following the instructions on www.virtualshareholdermeeting.com/SPR2023. If you are the beneficial owner of your shares, you may also vote electronically during the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/SPR2023. Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy ahead of the Annual Meeting, as described under “How can I vote my shares before the Annual Meeting?” so that your vote will be counted if you later decide not to participate in the Annual Meeting.
How can I attend the Annual Meeting?
You are entitled to attend and participate in the virtual Annual Meeting only if you were a stockholder as of the close of business on February 28, 2023, or if you hold a valid proxy for the Annual Meeting. If you are not a stockholder, you may still view the meeting after the recording has been posted on our Investor Relations website.

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GENERAL INFORMATION  (continued)
If you plan to attend the Annual Meeting online, please be aware of what you will need to gain admission, as described below. If you do not comply with the procedures described here for attending the Annual Meeting online, you will not be able to participate in the Annual Meeting.
To attend online and participate in the Annual Meeting, stockholders of record and beneficial stockholders must use their 16-digit control number on their Notice of Internet Availability or proxy card to log into www.virtualshareholdermeeting.com/SPR2023. We encourage you to access the meeting beginning at 11:45 a.m. Eastern Time on April 26, 2023. We will have technicians ready to assist if you have difficulties accessing the virtual meeting during check-in or during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call the number indicated on www.virtualshareholdermeeting.com/SPR2023.
For information on how to vote shares during the Annual Meeting, see “How can I vote my shares during the Annual Meeting?”
How can I submit questions for the Annual Meeting?
Stockholders may submit questions before the Annual Meeting at www.proxyvote.com. In addition, stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/SPR2023. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
How many shares must be present to hold the meeting?
A quorum is necessary for us to hold the Annual Meeting. A quorum is the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes that all stockholders are entitled to vote. Your shares will be counted as being present for purposes of determining a quorum if you attend the Annual Meeting and vote in person virtually or properly return proxy instructions. Abstentions (where you abstain from voting) will be counted for purposes of establishing a quorum. Further, the Company will also count broker non-votes for the purpose of determining the presence or absence of a quorum. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter.
What vote is required to approve each item?
For Proposal 1 — the Election of Directors — a director nominee will be elected if the votes “FOR” that nominee exceed the votes “AGAINST” that nominee. Abstentions and broker non-votes will have no effect on the proposal.
Proposals 2 through 5 require the affirmative “FOR” vote of a majority of shares present, in person or by proxy, and entitled to vote. If no frequency receives the affirmative vote of a majority of votes cast for proposal 2, then we will consider the option that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes will have no effect on the vote of these proposals.
What is the difference between a stockholder of record and a beneficial owner? How do I vote my shares as a stockholder of record or beneficial owner?
Stockholder of Record: You are a stockholder of record if your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc. As a stockholder of record, you can vote your shares as provided under “How can I vote my shares before the Annual Meeting?” and “How can I vote my shares during the Annual Meeting?”
Beneficial Owner of Shares Held in Street Name: If you own your shares in an account at a bank, brokerage firm, broker-dealer, or other nominee, then you are the beneficial owner of shares held in “street name.” The firm holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record as to how to vote your shares. If you hold your stock as a beneficial owner, you may vote as provided under “How can I vote my shares before the Annual Meeting?” and “How can I vote my shares during the

76	Spirit AeroSystems 2023 Proxy Statement

GENERAL INFORMATION  (continued)
Annual Meeting?” If you do not submit voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee will not be permitted to vote your shares in their discretion on Proposal 1, 2, 3 or 4, but may still be permitted to vote your shares in their discretion on Proposal 5.
Why did I receive more than one proxy card or voting instruction form?
If you received more than one proxy card or voting instruction form, you own shares in more than one account. To ensure that all of your shares are voted, please vote each account separately as set forth under “How can I vote my shares before the Annual Meeting?” or “How can I vote my shares during the Annual Meeting?”
If I vote by proxy, what voting options do I have?
The Board-designated proxies are Robert D. Johnson and Samantha J. Marnick. With respect to proposals one and three through five, you may instruct the proxies to vote “FOR” or “AGAINST” each proposal, or you may instruct the proxies to “ABSTAIN” from voting. With respect to proposal 2, you may instruct the proxies to vote every “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” The shares will be voted in accordance with the instructions specified on the proxy card or voting instruction form. If no instructions are provided, your shares will be voted as recommended by the Board of Directors: “FOR“ each director nominee, “1 YEAR“ on the advisory vote on the frequency of the advisory vote to approve NEO compensation, “FOR” the advisory vote to approve NEO compensation, “FOR“ approval of the 2014 Amended and Restated Omnibus Incentive Plan, and “FOR“ ratification of the appointment of the independent registered public accounting firm.
Can I change my vote?
Before the Annual Meeting, you have the power to revoke your proxy and change your vote. If you hold your shares in street name, you must follow the instructions of your broker, bank, or other nominee to revoke your proxy. If you are a holder of record and wish to revoke your proxy, you can do so by submitting a later-dated vote online during the Annual Meeting, via the Internet, by telephone, by mail, or by delivering written instructions to our Corporate Secretary before the Annual Meeting commences at Spirit AeroSystems Holdings, Inc., 3801 S. Oliver St., Wichita, KS 67210-2112.
Who counts the votes?
Votes will be received and tabulated by Broadridge, the Company’s inspector of election for the Annual Meeting.
What will happen if additional proposals are presented at the Annual Meeting?
Other than the five proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, Robert D. Johnson and Samantha J. Marnick will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
How can I contact the Company’s non-management directors?
Stockholders and other interested persons may communicate with the Board, the Chair of the Board, and individual members of the Board and its committees through the following:

Spirit AeroSystems 2023 Proxy Statement	77

GENERAL INFORMATION  (continued)
The Corporate Secretary will forward communications received to the appropriate party. Communications clearly not appropriate for consideration by members of the Board or committees, including unsolicited advertisements, inquiries concerning the Company’s products and services, and harassing communications, are not forwarded to members of the Board or committees.
What is householding?
SEC rules permit us to deliver a single copy of proxy materials to stockholders residing at the same address unless the stockholders have notified us to deliver multiple copies. This allows us to eliminate multiple unnecessary mailings. If this situation applies to you and you want to receive more than one set of proxy materials, the Company will promptly deliver, upon oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which only a single copy of such documents was delivered. Please let us know of any request for a separate copy by following the applicable instructions below:
■
Registered stockholders who wish to receive a separate set of proxy materials in the future should contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or writing to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

■
Beneficial stockholders who wish to receive a separate set of proxy materials in the future should contact their broker, bank, or other holder of record.

Who is paying for this proxy solicitation?
The Company is soliciting the proxies accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of Spirit, none of whom will receive any additional compensation for their services. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $15,000 plus reimbursement of out-of-pocket expenses. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All the costs of solicitation of proxies will be paid by the Company.
What happens if an incumbent director nominee is not elected at the Annual Meeting?
If an incumbent director nominee is not elected and no one is elected in his or her place, then, under Delaware General Corporation Law, the director would continue to serve as a “hold-over director.” Under our bylaws, the director is required to tender a resignation to the Board. Upon receipt of the resignation, the Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation. In considering the tendered resignation, the Board will consider the Governance Committee’s recommendation as well as any other factors it deems relevant, which may include:
■
The qualifications of the director whose resignation has been tendered;

■
The director’s past and expected future contributions to the Company;

■
The overall composition of the Board and its committees;

■
Whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including NYSE rules and federal securities laws); and

■
The percentage of outstanding shares represented by the votes cast at the Annual Meeting.

The Board will act on a tendered resignation within 90 days following certification of the stockholder vote for the Annual Meeting, and will promptly disclose its decision and rationale as to whether to accept or reject the resignation in a press release, in a filing with the SEC, or by other public announcement, which may include a posting on the Company’s website.
If a director’s resignation is accepted by the Board, or if a nominee for director who is not an incumbent director is not elected, the Board may fill the resulting vacancy or may decrease the size of the Board pursuant to the Company’s bylaws.
Where can I find the voting results after the Annual Meeting?
Prior to the conclusion of the Annual Meeting, we will announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

78	Spirit AeroSystems 2023 Proxy Statement

Stockholder Proposals and Director Nominations for the 2024 Annual Meeting
Stockholder proposals intended to be included in the Company’s proxy statement for presentation at the Company’s 2024 annual meeting of stockholders must be properly and timely submitted and received by the Company at its offices no later than November 16, 2023 (120 days preceding the one-year anniversary of the mailing date for the immediately preceding annual meeting), and must otherwise comply with SEC rules in order to be eligible for inclusion in the proxy statement for the 2024 annual meeting of stockholders.
In addition, pursuant to the Company’s bylaws, a stockholder desiring to propose any matter for consideration at the 2024 annual meeting of stockholders, other than through inclusion in the Company’s proxy materials, must notify the Company’s Corporate Secretary at the Company’s offices on or before December 28, 2023 (120 days prior to the one-year anniversary of the immediately preceding annual meeting).
Pursuant to our bylaws, a stockholder may nominate an individual for election as a director at the 2024 annual meeting of stockholders by providing notice to the Company’s Corporate Secretary at the address set forth below by December 28, 2023 (120 days preceding the one-year anniversary of the immediately preceding annual meeting) (the “Nominee Deadline”). Further, pursuant to the Company’s proxy access right, a stockholder may elect to have their nominee included in the Company’s proxy statement if the stockholder provides notice to the Company’s Corporate Secretary at the address set forth below by the Nominee Deadline and expressly elects to have such nominee included in the Company’s proxy materials pursuant to Section 1.13 of the Company’s bylaws. Any notice of a nomination must be made in compliance with the procedures required by the Company’s bylaws.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our bylaws.
Stockholder recommendations and nominations for candidates to the Board as described above should be sent to the Company’s Corporate Secretary at 3801 S. Oliver St., Wichita, KS 67210-2112.
Annual Report
The Company’s 2022 Annual Report on Form 10-K is available at https://www.spiritaero.com or on the SEC’s website at https://www.sec.gov. The Company will provide to any stockholder, without charge, a paper copy of the 2022 Annual Report on Form 10-K upon written request to Spirit AeroSystems Holdings, Inc., Corporate Secretary, 3801 S. Oliver St., Wichita, KS 67210-2112.
Sincerely,
Mindy McPheeters
Senior Vice President, General Counsel
and Corporate Secretary
Spirit AeroSystems Holdings, Inc.
March 15, 2023

Spirit AeroSystems 2023 Proxy Statement	79

CAUTIONARY NOTE REGARDING
FORWARD-LOOKING STATEMENTS
This Proxy Statement includes “forward-looking statements” that involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goal,” “forecast,” “intend,” “may,” “might,” “model,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements are based on circumstances as of the date on which the statements are made and they reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements.
Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following:
■
the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions;

■
significant health events, such as pandemics, contagions or other public health emergencies (including the COVID-19 pandemic) or fear of such events, on the demand for our and our customers’ products and services, the industries and markets in which we operate in the U.S. and globally;

■
our ability, and our suppliers’ ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market;

■
the effect of economic conditions, including increases in interest rates and inflation, on the demand for our and our customers’ products and services, on the industries and markets in which we operate in the U.S. and globally, and on the global aerospace supply chain;

■
the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft;

■
our reliance on Boeing and Airbus Group SE and its affiliates (collectively, “Airbus”) for a significant portion of our revenues;

■
the business condition and liquidity of our customers and their ability to satisfy their contractual obligations to the Company;

■
the certainty of our backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models;

■
our ability to accurately estimate and manage performance, cost, margins, and revenue under our contracts, and the potential for additional forward losses on new and maturing programs;

■
our accounting estimates for revenue and costs for our contracts and potential changes to those estimates;

■
our ability to continue to grow and diversify our business, execute our growth strategy, and secure replacement programs, including our ability to enter into profitable supply arrangements with additional customers;

■
the outcome of product warranty or defective product claims and the impact settlement of such claims may have on our accounting assumptions;

■
our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures;

■
our ability and our suppliers’ ability to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft, including the ability to staff appropriately for current production volumes and anticipated production volume increases;

■
our ability to maintain continuing, uninterrupted production at our manufacturing facilities and our suppliers’ facilities;

■
competitive conditions in the markets in which we operate, including in-sourcing by commercial aerospace original equipment manufacturers;

80	Spirit AeroSystems 2023 Proxy Statement

CAUTIONARY NOTE REGARDING
FORWARD-LOOKING STATEMENTS  (continued)
■
our ability to successfully negotiate, or re-negotiate, future pricing under our supply agreements with Boeing, Airbus and other customers;

■
our ability to effectively integrate recent acquisitions, along with other acquisitions we pursue, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions;

■
the possibility that our cash flows may not be adequate for our additional capital needs;

■
any reduction in our credit ratings;

■
our ability to access the capital markets to fund our liquidity needs, and the costs and terms of any additional financing;

■
our ability to avoid or recover from cyber or other security attacks and other operations disruptions;

■
legislative or regulatory actions, both domestic and foreign, impacting our operations, including the effect of changes in tax laws and rates and our ability to accurately calculate and estimate the effect of such changes;

■
our relationships with the unions representing many of our employees, including our ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to our union employees;

■
spending by the U.S. and other governments on defense;

■
pension plan assumptions and future contributions;

■
the effectiveness of our internal control over financial reporting;

■
the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including our exposure to potential product liability and warranty claims;

■
adequacy of our insurance coverage;

■
our ability to continue selling certain receivables through our supplier financing programs; and

■
the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies.

These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You should review carefully the section captioned “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, for a more complete discussion of these and other factors that may affect our business.

Spirit AeroSystems 2023 Proxy Statement	81

APPENDIX A — NON-GAAP FINANCIAL MEASURES
Overview
In addition to reporting our financial information in our Annual Report on Form 10-K using U.S. GAAP, certain non-GAAP financial measures (which are indicated generally by * in this Proxy Statement) are used with respect to our incentives. Such non-GAAP financial measures include (i) FCF, (ii) FCF Percentage, and (iii) EBIT, which are described further below. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP financial measures. Other companies may define and calculate the measures differently than we do, limiting the usefulness of the measures for comparison with other companies.
Cash Flow Measures and Reconciliation: FCF
FCF
FCF is defined as GAAP cash from operating activities, less capital expenditures for property, plant, and equipment. Management believes FCF provides investors with an important perspective on the cash available for stockholders, debt repayment, and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Management uses FCF as a measure to assess both business performance and overall liquidity.
FCF Percentage
FCF Percentage is the Company’s FCF as a percentage of revenue over a three-year performance period (cumulative FCF over the performance period divided by cumulative GAAP revenue over the performance period). This metric is used to align long-term incentives with a key valuation driver of our business, which is FCF. A percentage of sales is used to drive sustained cash flow performance.
Reconciliation
The table below presents a reconciliation of FCF to cash from operating activities for each of the periods presented, and also demonstrates a reconciliation of FCF Percentage.
	Fiscal Year Ended December 31,			As a Percentage of Revenue (FCF Percentage)
($ in millions)	2022	2021	2020	2022	2021	2020
Cash from Operating Activities	(395)	(63)	(745)
Capital Expenditures	(122)	(151)	(119)
FCF	(516)	(214)	(864)	*	*	*
*Less than zero percent.

82	Spirit AeroSystems 2023 Proxy Statement

APPENDIX A — NON-GAAP FINANCIAL MEASURES  (continued)
EBIT Reconciliation
EBIT is defined as earnings before interest and taxes and is calculated by subtracting interest expense and financing fee amortization from loss before income taxes and equity in net loss of affiliates. This metric is used to measure operating performance.
($ in millions)	2022	2021
Loss before income taxes and equity in net loss of affiliates	(539)	(555)
Interest expense and financing fee amortization	(244)	(242)
EBIT	(295)	(313)

Spirit AeroSystems 2023 Proxy Statement	83

APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN
Spirit AeroSystems Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan
Article 1 — Establishment, Purpose, and Duration
1.1
Establishment. Spirit AeroSystems Holdings, Inc. (the “Company”) hereby amends and restates the Spirit AeroSystems Holdings, Inc. 2014 Omnibus Incentive Plan, as amended as of January 25, 2017 and October 23, 2019 (together, the “Prior Plan”), which is hereinafter to be known as the “Spirit AeroSystems Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan” (the “Plan”). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Cash-Based Awards, and Other Stock-Based Awards, any of which may be designated as Performance Compensation Awards. The Plan will become effective upon stockholder approval (the “Effective Date”) for awards granted on or after the Effective Date. For the avoidance of doubt, Awards granted prior to the Effective Date pursuant to the Prior Plan will remain outstanding in accordance with their terms pursuant to the Prior Plan. The Plan will remain in effect as provided in Section 1.3 hereof.

1.2
Purpose. The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

1.3
Duration. Unless sooner terminated as provided herein, the Plan will terminate ten (10) years from the Effective Date. After the Plan is terminated, no new Awards may be granted but Awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2 — Definitions
When used in the Plan, the following terms will have the following meanings, unless the context clearly indicates otherwise:
2.1
“Affiliate” means, with respect to any Person, (a) any director or executive officer of such Person; (b) any spouse, parent, sibling, descendant, or trust for the exclusive benefit of such Person or his or her spouse, parent, sibling, or descendant (or the spouse, parent, sibling or descendant of any director or executive officer of such Person); and (c) any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purpose of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, status as a general partner, or by contract or otherwise.

2.2
“Annual Award Limit” or “Annual Award Limits” have the meaning given such terms in Section 4.4 of the Plan.

2.3
“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, a Cash-Based Award, an Other Stock-Based Awards, or a Performance Compensation Award, in each case subject to the terms of the Plan.

2.4
“Award Agreement” means any of the following: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, including any amendment or modification thereof; (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof; or (c) a resolution or sub-plan adopted by the Board or Committee setting forth the terms and provisions applicable to an Award or class of Awards that have been or may be granted to a Participant or class of Participants under the Plan, including, but not limited to, a resolution or sub-plan that authorizes the making of future Awards under the Plan to a Participant or class of Participants upon terms and conditions set forth in the resolution or sub-plan and in any case including any amendment or modification of such resolution or sub-plan.

84	Spirit AeroSystems 2023 Proxy Statement

APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
2.5
“Beneficial Owner” or “Beneficial Ownership” will have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6
“Board” or “Board of Directors” means the board of directors of the Company.

2.7
“Cash-Based Award” means an Award denominated in cash but payable in cash or Shares or both, as described in Article 9.

2.8
“Cause” means, unless an Award Agreement states otherwise, a good faith determination of the Committee or its designee that (A) the Company or an Affiliate has “cause” to bring about a Termination of a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such Termination, or (B) any of the following has occurred with respect to a Participant: (i) gross negligence or willful misconduct in the exercise of a Participant’s responsibilities; (ii) breach of fiduciary duty with respect to the Company or an Affiliate; (iii) material breach of any provision of an employment contract or consulting agreement; (iv) the commission of a felony crime or crime involving moral turpitude; (v) theft, fraud, misappropriation, or embezzlement (or reasonable suspicion of the same); (vi) willful violation of any federal, state, or local law (except traffic violations and other similar matters not involving moral turpitude); or (vii) refusal to obey any resolution or direction of the Participant’s supervisor or the Board.

2.9
“Change in Control” means (i) a transaction pursuant to which a Person, or more than one Person acting as a group, acquires more than 50% of the total voting power of the stock of the Company (including, but not limited to, acquisition by merger, consolidation, recapitalization, reorganization or sale or transfer of the Company’s equity interests); (ii) a merger or consolidation involving the Company in which the Company is not the surviving entity; or (iii) a transaction that is a sale or transfer of all or substantially all of the assets of the Company or Spirit AeroSystems, Inc., if all or substantially all of the proceeds from such transaction are distributed to the stockholders of the Company.

2.10
“Code” means the Internal Revenue Code of 1986, as amended from time to time or any successor thereto. For purposes of the Plan, references to sections of the Code will be deemed to include references to any applicable regulations or other interpretative guidance under such sections and any amendments or successor provisions to such sections, regulations, or guidance.

2.11
“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer the Plan. If no such committee or subcommittee exists or has been designated by the Board, the Committee will mean the Board. The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. The Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.12
“Common Stock” means the common stock of the Company and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged.

2.13
“Company” means Spirit AeroSystems Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Article 15.

2.14
“Detrimental Activity” means a good faith determination by the Committee or its designee that a Participant has engaged in any of the following: (i) the breach of any covenants relating to disclosure of confidential or proprietary information, noncompetition, nonsolicitation, non-disparagement, or other similar restrictions on conduct contained in any agreement between a Participant and the Company or its Affiliates (including any Award Agreement) or any written policies of the Company or its Affiliates; or (ii) any activity, including fraud or other conduct contributing to financial restatement or accounting irregularities, that the Committee determines in good faith is appropriate to include in any incentive compensation clawback policy adopted by the Committee and as in effect from time to time.

2.15
“Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States that may be designated by the Board or the Committee from time to time.

2.16
“Director” means any individual who is a member of the Board of Directors.

Spirit AeroSystems 2023 Proxy Statement	85

APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
2.17
“Disability” means, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability” as defined in any then-existing employment, consulting, or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting, or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, a Participant’s inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of twelve (12) months or longer. Any determination of whether Disability exists will be made by the Committee in its sole discretion.

2.18
“Dividend Equivalents” means a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

2.19
“Effective Date” has the meaning given to such term in Section 1.1 of the Plan.

2.20
“Eligible Person” means (i) any Employee of the Company or an Affiliate; (ii) any director or officer of the Company or an Affiliate; (iii) a consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective Employees, directors, officers, consultants, or advisors who have accepted offers of employment, consultancy, or service from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliate). Solely for purposes of this definition of “Eligible Person,” an “Affiliate” will be limited to (1) a Subsidiary, (2) a Parent, (3) any corporation, trade, or business 50% or more of the combined voting power of such entity’s outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent, (4) any corporation, trade, or business that directly or indirectly controls 50% or more of the combined voting power of the outstanding securities of the Company, and (5) any other entity in which the Company or any Subsidiary or Parent has a material equity interest and which is designated as an “Affiliate” by the Committee.

2.21
“Employee” means any individual performing services for the Company or an Affiliate and designated as an employee of the Company or Affiliate on the payroll records thereof. An individual will not cease to be an Employee in the case of: (a) any approved leave of absence, or (b) transfers between locations of the Company or between the Company and any Affiliate. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22
“Employment” or “employment” means, without any inference for federal and other tax purposes, service as a part- or full-time officer, employee, consultant, advisor, or Board member of or to the Company or any of its Affiliates.

2.23
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.24
“Excise Tax” has the meaning given such term in Section 15.22 of the Plan.

2.25
“Exercise Price” has the meaning given such term in Section 6.2 of the Plan.

2.26
“Extraordinary Items” means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition.

2.27
“Fair Market Value” or “FMV” means:

(a)
If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the “Fair Market Value” of a Share as of a specified date will mean the per Share closing price of the Shares for the date as of which Fair Market Value is being determined (or, if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) on the principal securities exchange on which the Shares are listed or admitted to trading.

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(b)
If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on NASDAQ, traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share will be the last sales price for the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share will be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question.

(c)
In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the price of a Share as determined by the Committee in its sole discretion by application of a reasonable valuation method. The Committee may, in its sole discretion, seek the advice of outside experts in connection with any such determination.

2.28
“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.29
“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.30
“Immediate Family Members” has the meaning set forth in Section 12.2 of the Plan.

2.31
“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.

2.32
“Indemnifiable Person” has the meaning set forth in Section 3.5 of the Plan.

2.33
“Insider” will mean an individual who is, on the relevant date, an officer or Director of the Company, or a Beneficial Owner of more than 10% of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.34
“NASDAQ” means the NASDAQ Stock Market, Inc.

2.35
“Nonemployee Director” means a Director who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act.

2.36
“Nonemployee Director Award” means any Award granted to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with the Plan.

2.37
“Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.38
“NYSE” means the New York Stock Exchange.

2.39
“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.40
“Option Period” has the meaning given such term in Section 6.3(a) of the Plan.

2.41
“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.42
“Other Stock-Based Award” means an equity-based or equity-related Award granted pursuant to Article 9.

2.43
“Parent” means any parent corporation of the Company within the meaning of Code Section 424(e).

2.44
“Participant” means any Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

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2.45
“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Article 10 of the Plan.

2.46
“Performance Formula” means, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

2.47
“Performance Goals” will mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Measures.

2.48
“Performance Measures” mean measures as described in Article 10 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to the Plan.

2.49
“Performance Period” means the one or more periods of time of not less than twelve (12) months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

2.50
“Permitted Transferee” has the meaning set forth in Section 12.2 of the Plan.

2.51
“Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

2.52
“Plan” means this Spirit AeroSystems Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan.

2.53
“Plan Year” means the twelve (12)-month period beginning January 1 and ending December 31 each year.

2.54
“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

2.55
“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.56
“Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Article 8 of the Plan.

2.57
“SAR Period” has the meaning given such term in Section 7.3(a) of the Plan.

2.58
“SEC” means the United States Securities and Exchange Commission.

2.59
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act will be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

2.60
“Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

2.61
“Share” means a share of Class A Common Stock of the Company.

2.62
“Special Qualifying Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

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2.63
“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7.

2.64
“Strike Price” has the meaning given such term in Section 7.2 of the Plan.

2.65
“Subsidiary” means, with respect to a Person, including, but not limited to, the Company, (i) any corporation, association, or other business entity, whether domestic or foreign, of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or a Subsidiary of such Person, or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

2.66
“Substitute Awards” has the meaning given such term in Section 4.3 of the Plan.

2.67
“Sub Plans” means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside of the United States, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the maximum number of Shares available under the Plan will apply in the aggregate to the Plan and any Sub Plan adopted hereunder.

2.68
“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason, including, but not limited to, due to death or Disability.

2.69
“Total Payments” has the meaning given such term in Section 15.22 of the Plan.

Article 3 — Administration
3.1
Administration by the Committee. The Committee will be responsible for administering the Plan. With respect to an Award that is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the full Board is not acting as the Committee under the Plan), each member of the Committee will, at the time he or she takes any action with respect to such Award, be a Special Qualifying Director. However, the fact that a Committee member fails to qualify as a Special Qualifying Director will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

3.2
Authority of the Committee. Subject to any express limitations set forth in the Plan and applicable law, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)
To designate Participants or otherwise determine from time to time which Eligible Persons will be granted Awards, when and how each Award will be granted, what type or combination of types of Awards will be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive Shares pursuant to an Award and the number of Shares subject to an Award.

(b)
To construe and interpret the Plan and Awards granted under it. The Committee, in the exercise of this power, may interpret, administer, or reconcile any inconsistency in, correct any defect in, or supply any omission from the Plan and any instrument or agreement relating to, or Award granted under, the Plan in a manner and to the extent the Committee deems necessary or appropriate.

(c)
To establish, amend, suspend, or waive any rules or regulations and appoint such agents as the Committee deems necessary or appropriate for the proper administration of the Plan.

(d)
To approve forms of Award Agreements for use under the Plan.

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(e)
To determine Fair Market Value of a Share.

(f)
To amend the Plan or any Award Agreement, as provided in the Plan.

(g)
To adopt Sub Plans applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States. Such Sub Plans may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such Sub Plans, the provisions of the Plan will govern.

(h)
To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a stock award previously granted by the Committee or the Board.

(i)
To determine whether Awards will be settled in cash, Shares, other securities, other Awards, other property, or any combination thereof, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended.

(j)
To determine whether Awards will be adjusted for Dividend Equivalents, except that Options and SARs may not be adjusted for Dividend Equivalents.

(k)
To determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards, other property, or other amounts payable with respect to an Award may or must be deferred, either automatically or at the election of the Participant or of the Committee.

(l)
To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards.

(m)
To impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares, including, without limitation: (i) restrictions under an insider trading policy, and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(n)
To provide, either at the time an Award is granted or by subsequent action, that an Award will contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of Shares.

(o)
To make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3
Delegation by the Committee. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate or Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are members of the Board or (ii) who are subject to Section 16 of the Exchange Act.

3.4
Decisions and Actions are Final. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions and actions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan will be within the sole discretion of the Committee, may be made at any time, and will be final, conclusive, and binding on all Persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

3.5
Indemnification. No member of the Board or the Committee or any Employee or agent of the Company or any Affiliate or Subsidiary (each such person an “Indemnifiable Person”) will be liable for any action taken or omitted to be

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taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company will advance to such Indemnifiable Person any such expenses promptly upon written request, which request must include an undertaking by the Indemnifiable Person to repay the amount of such advance if it is ultimately determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified. The Company will have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification will not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification will not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract, or otherwise or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
3.6
Action by the Board. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board will have and may exercise all the authority granted to the Committee under the Plan. However, any such actions by the Board will be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

Article 4 — Shares Subject to the Plan
4.1
Number of Shares Authorized and Available for Awards. The number of Shares authorized and available for Awards under the Plan will be determined in accordance with the following provisions:

(a)
Subject to Section 4.5 of the Plan, the maximum number of Shares available for issuance under the Plan will be 5,000,000 Shares.

(b)
Subject to Section 4.5 of the Plan, the maximum number of Shares that may be issued pursuant to ISOs under the Plan will be 5,000,000 Shares.

4.2
Share Usage. Shares covered by an Award will be counted as used, with limited exceptions. Other than with respect to Substitute Awards, undelivered Shares covered by an Award will again be available for grant only under, and to the extent of, the following circumstances: (i) an Award is cancelled; (ii) an Award expires or remains unexercised after the latest date on which exercise may occur; (iii) an Award is forfeited; (iv) an Award is terminated; or (v) an Award is not settled (e.g., because Performance Goals are not achieved or the Award otherwise fails to be earned). The following Shares will count against the maximum number of Shares available for issuance under the Plan, notwithstanding that the Shares may not be issued or delivered to a Participant: (a) Shares not issued or delivered as a result of the net settlement of an Option or SAR; (b) Shares used to pay the exercise price of an Option or SAR; (c) Shares withheld in satisfaction of a tax withholding obligation related to an Award; and (d) Shares purchased with the proceeds of an Option exercise price. Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares, Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase, or any combination of the foregoing.

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4.3
Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards will not count against the maximum number of Shares available for issuance under the Plan, except that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Code Section 422 will count against the aggregate number of Shares available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and will not reduce the number of Shares available for delivery under the Plan.

4.4
Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.5 of the Plan, will apply to grants of such Awards under the Plan:

(a)
Options and SARs. The maximum aggregate number of Shares subject to Options and SARs granted to any one Participant in any one Plan Year will be 1,500,000.

(b)
Restricted Stock and Restricted Stock Units. The maximum aggregate number of Shares subject to Restricted Stock and Restricted Stock Units granted to any one Participant in any one Plan Year will be 750,000.

(c)
Cash-Based Awards. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed $20,000,000, determined as of the Grant Date.

(d)
Other Stock-Based Awards. The maximum aggregate amount awarded or credited with respect to Other Stock-Based Awards to any one Participant in any one Plan Year may not exceed 750,000 Shares, determined as of the Grant Date.

(e)
Nonemployee Director Awards. Notwithstanding the foregoing, with respect to Nonemployee Director Awards, the following Annual Award Limits will apply: (i) the maximum aggregate number of Shares subject to Options and SARs granted to any one Nonemployee Director in any one Plan Year will be 80,000; (ii) the maximum aggregate number of Shares subject to Restricted Stock and Restricted Stock Units granted to any one Nonemployee Director in any on Plan Year will be 40,000; (iii) the maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Nonemployee Director in any one Plan Year will not exceed $500,000, determined as of the Grant Date; and (iv) the maximum aggregate amount awarded or credited with respect to Other Stock-Based Awards to any one Nonemployee Director in any one Plan Year will not exceed 40,000 Shares, determined as of the Grant Date.

4.5
Changes in Capital Structure and Similar Events. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company or any Affiliate or changes in applicable rules, rulings, regulations, or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles, or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate (e.g., in order to prevent dilution or enlargement of Participants’ rights under the Plan), then the Committee will make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

(a)
Adjusting any or all of (1) the maximum number of shares available for issuance under the Plan, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (2) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other

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property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under this Article 4), and (3) the terms of any outstanding Award, including, without limitation, (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (B) the Exercise Price or Strike Price with respect to any Award, or (C) any applicable performance measures (including, without limitation, Performance Measures and Performance Goals).
(b)
Providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which will not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised will terminate upon the occurrence of such event).

(c)
Cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).

Any adjustment in ISOs under this Section 4.5 (other than any cancellation of ISOs) will be made only to the extent not constituting a “modification” within the meaning of Code Section 424(h)(3). Further, any adjustments under this Section 4.5 will be made in a manner that does not (i) adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, or (ii) result in a prohibited acceleration or otherwise cause adverse tax consequences under Code Section 409A. Any such adjustment will be conclusive and binding for all purposes.
Payments to holders pursuant to clause (c) above will be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable Exercise Price or Strike Price).
Prior to any payment or adjustment contemplated under this Section 4.5, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, (iii) deliver customary transfer documentation as reasonably determined by the Committee, and (iv) satisfy any applicable tax withholding obligations.
By accepting an Award under the Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 4.5 without further consideration or action.
Article 5 — Eligibility and Participation
5.1
Eligibility. Individuals eligible to participate in the Plan include all Eligible Persons.

5.2
Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons those individuals to whom Awards will be granted and will determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

Article 6 — Stock Options
6.1
Grants of Options. Each Option granted under the Plan will be evidenced by an Award Agreement. Each Option so granted will be subject to the conditions set forth in this Article 6, and to such other conditions not inconsistent with the

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Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan will be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. ISOs will be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no ISO will be granted to any Eligible Person who is ineligible to receive an ISO under the Code. No Option will be treated as an ISO unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1). Any Option intended to be an ISO will not fail to be effective solely on account of a failure to obtain such approval, but rather such Option will be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an ISO, the terms and conditions of such grant will be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason an Option intended to be an ISO (or any portion thereof) does not qualify as an ISO, then, to the extent of such non-qualification, such Option or portion thereof will be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
6.2
Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per Share for each Option will not be less than 100% of the Fair Market Value of such Share (determined as of the Grant Date), except that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per Share will be no less than 110% of the Fair Market Value per share on the Grant Date.

6.3
Vesting and Expiration.

(a)
Options will vest and become exercisable in such manner and on such date or dates or upon such events determined by the Committee and will expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “Option Period”), except that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period will be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. In no event will the Option Period exceed five (5) years from the Grant Date in the case of an Incentive Stock Option granted to a Participant who on the Grant Date owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

(b)
Unless otherwise provided by the Committee, in the event of (i) a Participant’s Termination by the Company for Cause, all outstanding Options granted to such Participant will immediately terminate and expire; (ii) a Participant’s Termination due to death or Disability, after taking into account any accelerated vesting under the terms of the Plan or the Award Agreement, each outstanding unvested Option granted to such Participant will immediately terminate and expire, and each outstanding vested Option will remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period); and (iii) a Participant’s Termination for any other reason, after taking into account any accelerated vesting under the terms of the Plan or the Award Agreement, each outstanding unvested Option granted to such Participant will immediately terminate and expire, and each outstanding vested Option will remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).

6.4
Method of Exercise and Form of Payment. No Shares will be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non-U.S. statutory income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price will be payable (i) in cash, check, cash equivalent, and/or Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such shares to the Company), so long as such Shares are not subject to any pledge or other security interest; (ii) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the

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Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (iii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price, or (B) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise deliverable in respect of an Option that are needed to pay the Exercise Price and the amount of required withholding taxes determined in accordance with Section 15.3 of the Plan. Any fractional Shares will be settled in cash.
6.5
Compliance with Laws, etc. Notwithstanding the foregoing, in no event will a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

6.6
Additional Rules for Incentive Stock Options.

(a)
An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation § 1.421-1(h) with respect to the Company or any Affiliate that qualifies as a “parent corporation” with respect to the Company within the meaning of Code Section 424(e) or a “subsidiary corporation” with respect to the Company within the meaning of Code Section 424(f).

(b)
To the extent that the aggregate Fair Market Value of: (i) the Shares with respect to which Options designated as Incentive Stock Options, plus (ii) the Shares of common stock of the Company and any parent corporation or subsidiary corporation with respect to which other Incentive Stock Options are exercisable for the first time by a holder of an ISO during any calendar year under all plans of the Company and such parent and subsidiary corporations exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option or other Incentive Stock Option is granted.

(c)
No Incentive Stock Options may be granted more than ten (10) years after the earlier of: (i) adoption of the Plan by the Board, or (ii) the Effective Date.

(d)
Each Participant awarded an Incentive Stock Option under the Plan will notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two (2) years after the Grant Date of the Incentive Stock Option, or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(e)
No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that, at the discretion of the Committee, an ISO may be transferred to a grantor trust under which the Participant making the transfer is the sole beneficiary.

Article 7 — Stock Appreciation Rights
7.1
Grants of SARs. Each SAR granted under the Plan will be evidenced by an Award Agreement. Each SAR so granted will be subject to the conditions set forth in this Article 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

7.2
Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per Share for each SAR will not be less than 100% of the Fair Market Value of such Share (determined as of

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the Grant Date). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted will have a Strike Price equal to the Exercise Price of the corresponding Option.
7.3
Vesting and Expiration.

(a)
A SAR granted in connection with an Option will become exercisable and will expire according to the samevesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option will vest and become exercisable and will expire in such manner and on such date or dates or upon such events determined by the Committee and will expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “SAR Period”). If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy or a Company-imposed “blackout period,” the SAR Period will be automatically extended until the thirtieth (30th) day following the expiration of such prohibition.

(b)
Unless otherwise provided by the Committee, in the event of (i) a Participant’s Termination by the Company for Cause, all outstanding SARs granted to such Participant will immediately terminate and expire; (ii) a Participant’s Termination due to death or Disability, after taking into account any accelerated vesting under the terms of the Plan or the Award Agreement, each outstanding unvested SAR granted to such Participant will immediately terminate and expire, and each outstanding vested SAR will remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the SAR Period); and (iii) a Participant’s Termination for any other reason, after taking into account any accelerated vesting under the terms of the Plan or the Award Agreement, each outstanding unvested SAR granted to such Participant will immediately terminate and expire, and each outstanding vested SAR will remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the SAR Period).

7.4
Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

7.5
Payment. Upon the exercise of a SAR, the Company will pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to the Federal, state, local, and non-U.S. statutory income and employment taxes withholding liability determined in accordance with Section 15.3 of the Plan. The Company will pay such amount in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Shares will be settled in cash.

7.6
Substitution of SARs for Nonqualified Stock Options. The Committee will have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in Shares (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution will not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of Shares underlying the substituted SARs will be the same as the number of Shares underlying such Nonqualified Stock Options, and (iii) the Strike Price of the substituted SARs will be equal to the Exercise Price of such Nonqualified Stock Options. If, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision will be considered null and void.

Article 8 — Restricted Stock and Restricted Stock Units
8.1
Grants of Restricted Stock and RSUs. Each grant of Restricted Stock and Restricted Stock Units will be made pursuant to the terms of an Award Agreement (which Award Agreement need not be the same for each Participant). Each Restricted Stock and Restricted Stock Unit grant will be subject to the conditions set forth in the Plan and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.2
Stockholder Rights. Subject to the restrictions set forth in this Article 8 and subject to the express terms of any Award Agreement, a Participant generally will have the rights and privileges of a stockholder as to Restricted Stock, including without limitation the right to vote such Restricted Stock, except that, with respect to dividends, (i) in the case of Restricted Stock that is subject in whole or in part to performance-based vesting conditions, no dividends otherwise

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payable on such shares of Restricted Stock prior to the satisfaction of such performance-based vesting conditions will be paid or accumulated with respect to such Restricted Stock, and (ii) in the case of all other Restricted Stock, any dividends payable on such shares of Restricted Stock will be held and accumulated by the Company until the restrictions on such Restricted Stock lapse. To the extent dividends are accumulated with respect to shares of Restricted Stock, they will be held by the Company and delivered (without interest) to the Participant within thirty (30) days following the date on which the restrictions on such Restricted Stock lapse, and the right to any such accumulated dividends will be forfeited upon any forfeiture, or termination or other failure to earn the Award, of the Restricted Stock to which such accumulated dividends relate. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares will be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto will terminate without further obligation on the part of the Company.
8.3
Vesting; Acceleration of Lapse of Restrictions. The Restricted Period with respect to Restricted Stock and Restricted Stock Units will lapse in such manner and on such date or dates or upon such events as are set forth in the Plan or, to the extent not inconsistent therewith, as determined by the Committee, and the Committee will determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units upon Termination of the Participant granted the applicable Award, which may including accelerating vesting or removing restrictions with respect to Restricted Stock or Restricted Stock Units granted under the Plan, if the Committee determines, in its sole discretion, it is in the best interests of the Company or other Service Recipient to do so.

8.4
Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(a)
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the Plan or the applicable Award Agreement will be of no further force or effect with respect to such shares, except as set forth in the Plan or the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company will deliver to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock will be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant will have no right to such dividends.

(b)
Unless otherwise provided in the Plan or by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company will deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit granted pursuant to the applicable Award Agreement, except that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only Shares in respect of such Restricted Stock Units, or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Code Section 409A. If a cash payment is made in lieu of delivering Shares, the amount of such payment will be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in the Plan or in an Award Agreement, the holder of outstanding Restricted Stock Units will be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on Shares) either in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash Dividend Equivalents at a rate and subject to such terms as determined by the Committee), which accumulated Dividend Equivalents (and interest thereon, if applicable) will be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant will have no right to such dividend equivalent payments.

8.5
Legends on Restricted Stock. The Company may, but will not be required to, issue certificates with respect to Restricted Stock granted under the Plan. Each certificate representing Restricted Stock awarded under the Plan, if any,

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will bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such Common Stock:
TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE SPIRIT AEROSYSTEMS HOLDINGS, INC. 2014 OMNIBUS INCENTIVE PLAN. A COPY OF SUCH PLAN IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF SPIRIT AEROSYSTEMS HOLDINGS, INC.
Article 9 — Cash-Based Awards and Other Stock-Based Awards
9.1
Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine, including, without limitation, designating Cash-Based Awards as Performance Compensation Awards.

9.2
Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

9.3
Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award will specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award will be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish Performance Goals in its discretion. If the Committee exercises its discretion to establish Performance Goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

9.4
Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

9.5
Termination of Service. The Committee will determine the extent to which the Participant will have the right to receive Cash-Based Awards or Other Stock-Based Awards following Termination. Such provisions will be determined in the sole discretion of the Committee, and such provisions may be included in an agreement entered into with each Participant, but they need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination. In the absence of a specific provision in the Plan or in a Participant’s Award Agreement, in the event of a Participant’s Termination for any reason, any unvested Cash-Based Awards or Other Stock-Based Awards granted to such Participant under the Plan will be forfeited upon such Termination.

Article 10 — Performance Compensation Awards
10.1
General. The Committee will have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award subject to the achievement of Performance Goal(s). The Committee will also have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award subject to the achievement of Performance Goal(s).

10.2
Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee may select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Measures that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply, and the Performance Formula.

10.3
Performance Measures. The Performance Measures that will be used to establish the Performance Goal(s) will be selected by the Committee and may include the following, which may be determined in accordance with Generally Accepted Accounting Principles (GAAP) or on a non-GAAP basis:

(a)
Net earnings or net income (before or after taxes);

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(b)
Basic or diluted earnings per share (before or after taxes);

(c)
Net operating profit or income (before or after taxes);

(d)
Gross profit or gross profit growth;

(e)
Return measures (including, but not limited to, return on investment, assets, capital, invested capital, equity, sales, or revenue);

(f)
Cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on capital, and cash flow return on investment), which may, but are not required to be, measured on a per share basis;

(g)
Earnings before interest and taxes (EBIT);

(h)
Earnings before, interest, taxes, depreciation, and amortization (EBITDA);

(i)
Productivity ratios;

(j)
Share price (including, but not limited to, growth measures and total stockholder return);

(k)
Cost control;

(l)
Cost of capital, debt leverage year-end cash position, or book value;

(m)
Margins (including, but not limited to, gross or operating margins);

(n)
Operating efficiency;

(o)
Market share;

(p)
Objective measures of customer satisfaction or employee satisfaction;

(q)
Working capital targets;

(r)
Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(s)
Market share;

(t)
Inventory control;

(u)
Enterprise value;

(v)
Sales or revenue (whether gross or net and including, but not limited to, growth in sales);

(w)
Timely completion of new product rollout;

(x)
Timely opening of new facilities;

(y)
Objective measures of personal targets, goals, or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations, or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets);

(z)
Strategic objectives, development of new product lines, and related revenue, sales, and margin targets;

(aa)
Financial controls;

(bb)
Information technology;

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(cc)
Business development;

(dd)
Financial structure;

(ee)
Capital expenditures;

(ff)
Depreciation and amortization; or

(gg)
Any combination of the foregoing.

The Performance Measures may be based on the performance of the Company and/or one or more Affiliates, divisions, operational, and/or business units, product lines, business segments, administrative departments, or any combination of the foregoing.
Any one or more of the Performance Measures may be stated as a percentage of another Performance Measure, or used on an absolute or relative basis, as the Committee may deem appropriate, or any of the Performance Measures may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Measures specified in this Article 10.
10.4
Modification of Performance Goals. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measure(s) without obtaining stockholder approval of such alterations, the Committee will have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee will specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events:

(a)
Asset write-downs;

(b)
Litigations, claims, judgments, or settlements;

(c)
Changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(d)
Any reorganization and restructuring programs;

(e)
Extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

(f)
Acquisitions or divestitures;

(g)
Any other specific, unusual, or nonrecurring events, or objectively determinable category thereof;

(h)
Foreign exchange gains and losses;

(i)
Discontinued operations and nonrecurring charges;

(j)
A change in the Company’s fiscal year;

(k)
Accruals for payments to be made in respect of the Plan or other specified compensation arrangements, and

(l)
Any other event described in Section 4.5 of the Plan.

10.5
Payment of Performance Compensation Awards.

(a)
Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(b)
Unless otherwise provided in the Plan or applicable Award Agreement, a Participant will be eligible to receive

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payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.
(c)
Following the completion of a Performance Period, the Committee will determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee will then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply discretion.

(d)
In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of negative discretion. Unless otherwise provided in the applicable Award Agreement, the Committee will not have the discretion to (1) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (2) increase a Performance Compensation Award above the applicable limitations set forth in Article 4 of the Plan.

10.6
Timing of Award Payments. Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period will be paid to Participants as soon as administratively practicable following completion of the certifications required by this Article 10. Any Performance Compensation Award that has been deferred will not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee, or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in Shares will be credited (during the period between the date as of which the Award is deferred and the payment date) with Dividend Equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 8.4(b) of the Plan).

Article 11 — Nonemployee Director Awards
The Board or Committee will determine and approve all Awards to Nonemployee Directors. The terms and conditions of any grant of Nonemployee Director Award will be set forth in an Award Agreement.
Article 12 — Transferability of Awards and Shares
12.1
Transfer and Exercise of Awards. Each Award will be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance will be void and unenforceable against the Company or an Affiliate, except that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

12.2
Permitted Transferees. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and

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(D) above is hereinafter referred to as a “Permitted Transferee”), so long as the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. The Committee’s exercise of discretion in permitting the transfer of an Award or Awards under this Section 12.2 and setting the terms, conditions, and restrictions upon which any such transfer may occur may differ among Participants and among Awards, there being no duty of consistency in the exercise of such discretion or the setting of such terms, conditions, or restrictions, and no Participant for whom the Committee has permitted a transfer of an Award will have any right or expectation that any transfer will be permitted with respect to any other Award.
12.3
Terms Applicable to Permitted Transferees. The terms of any Award transferred in accordance with Section 12.2 of the Plan will apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant will be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees will not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees will not be entitled to exercise any transferred Option unless there is in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option, if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company will not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant from the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement will continue to be applied with respect to the Participant, including, without limitation, that an Option will be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

12.4
Restrictions on Share Transferability. Shares acquired by a Participant under the Plan will be subject to such conditions and restrictions on transfer (if any) as are set forth in the Company’s certificate of incorporation and bylaws, as well as any stockholders agreement and any other agreement entered into with respect to such Shares. The Committee may impose such additional restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Shares are then listed or traded, or restrictions under any blue sky or state securities laws applicable to such Shares. Any voluntary or involuntary sale, assignment, transfer, or exchange of Shares acquired under the Plan that fails to satisfy or comply with any applicable condition or restriction on such sale, assignment, transfer, or exchange will be void and of no effect and will not bind or be recognized by the Company.

Article 13 — Effect of Change in Control
13.1
Change in Control. Unless otherwise provided in an Award Agreement or under the terms of the Plan, in the event of a Change in Control, each Participant who incurs a Qualifying Termination either in anticipation of the Change in Control or during the period beginning thirty (30) days before the closing of the Change in Control and ending two (2) years after the date of the closing of the Change in Control will be treated as follows: (i) any unvested Awards granted to the Participant on or before the date of the closing of the Change in Control will immediately vest upon the Qualifying termination, except that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion that will become fully vested and/or immediately exercisable will be based on (x) actual performance through the date of the Change in Control (or, if later, the date of the Qualifying Termination), as determined by the Committee, or (y) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee; and (ii) such Participant will have the unqualified right to exercise any Options or SARs that are outstanding as of the date of such Change in Control for a period of three (3) years after such Change in Control, except that in no instance may the term of the Awards, as so extended, extend beyond the end of the original term of the Award Agreement. The accelerated vesting of any Award will not affect the distribution date of any Award subject to Code Section 409A.

13.2
Definitions. For purposes of this Article 13, the following terms have the following meanings:

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APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
(a)
“Qualifying Termination” means a Participant’s Termination either (i) by the Service Recipient without Cause, or (ii) by the Participant for Good Reason.

(b)
“Good Reason” means a voluntary Termination within ninety (90) days after the Participant is assigned to a Diminished Position, so long as the Participant has, within thirty (30) days after being assigned to such Diminished Position, notified the Service Recipient of the Participant’s intent to terminate as a result of such assignment and within thirty (30) days after receipt of that notice the Service Recipient has not reassigned the Participant to a position that is not a Diminished Position.

(c)
“Diminished Position” means a position with the Service Recipient that reflects any of the following changes or actions, unless the Participant has consented to the change or action in writing: (A) a material diminution in the Participant’s base compensation; (B) a material diminution in the Participant’s authority, duties, or responsibilities or associated job title; (C) relocation of the Participant’s principal office with the Service Recipient to a location that is greater than 50 miles from the location of the Participant’s principal office immediately before such relocation; or (D) any action or inaction with respect to the terms and conditions of the Participant’s service that constitutes a material breach by the Service Recipient of any written agreement between the Participant and the Service Recipient.

Article 14 — Amendment and Termination
14.1
Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time, except that no such amendment, alteration, suspension, discontinuation, or termination will be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards, or (ii) it would materially modify the requirements for participation in the Plan. Except as provided in Sections 4.5, 14.3, 15.9, or 15.19 of the Plan, any amendment, alteration, modification, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted will not, to that extent, be effective without the consent of the affected Participant, holder, or beneficiary.

Notwithstanding the foregoing, no amendment will be made to the last sentence of Section 14.2 of the Plan (relating to “repricing”) without stockholder approval.
14.2
Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination from the Company), except that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted will not, to that extent, be effective without the consent of the affected Participant. Without stockholder approval, except as otherwise permitted under Section 4.5 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the value of the cancelled Option or SAR, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14.3
Amendment to Conform to Law. Notwithstanding any other provision of the Plan to the contrary, the Board or Committee may amend the Plan or an Award Agreement to take effect as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under the Plan, a Participant agrees to any amendment made pursuant to this Section 14.3 to any Award granted under the Plan without further consideration or action.

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APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
Article 15 — General Provisions
15.1
Award Agreements. An Award under the Plan may be evidenced by an Award Agreement delivered to the Participant and specifying the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability, or Termination of the Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. An Award Agreement need not be signed by the Participant or a duly authorized representative of the Company.

15.2
Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or Dividend Equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares, Restricted Stock, or other Awards, except that no dividends or Dividend Equivalents will be payable in respect of outstanding (i) Options or SARs, or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time), although dividends and Dividend Equivalents may be accumulated in respect of unearned Awards and paid within thirty (30) days after such Awards are earned and become payable or distributable.

15.3
Tax Withholding. A Participant will be required to pay to the Company or any Affiliate, and the Company or any Affiliate will have the right and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities, or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, permit or require a Participant to satisfy, in whole or in part, the foregoing withholding liability by any of the following methods (or any combination of the following methods): (A) delivering Shares (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability; (B) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Shares with a Fair Market Value equal to such withholding liability, except that with respect to Shares withheld pursuant to this clause (B), (i) the amount of Shares withheld may not exceed the minimum required statutory withholding liability unless the Participant elects to have an amount of Shares withheld equal to the maximum individual tax rate for the Participant in the applicable jurisdiction, (ii) in no event shall the Participant be permitted to elect to have an amount withheld in the form of Shares less than the minimum required statutory withholding liability for the Participant in the applicable jurisdiction, and (iii) in no event shall the Participant be permitted to elect to have an amount withheld in the form of Shares that exceeds the maximum individual tax rate for the Participant in the applicable jurisdiction; (C) requiring the Participant, as a condition precedent to transfer or release of the Shares, to make a payment to the Employer in an amount equal to the amount of the withholdings or reductions; or (D) such other method or combination of methods as the Committee deems appropriate, in its sole discretion. The Committee will have the right, in its sole discretion, to require, as a condition precedent to the transfer or release of any Shares awarded under the Plan, that the transferee execute a power of attorney or such other agreement or document as the Committee deems necessary or appropriate to facilitate, directly or indirectly, the withholding of taxes with respect to an Award under the Plan.

15.4
No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, will have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder will be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor will it be construed as giving any Participant any rights to continued service on the Board.

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APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant will thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on, or after the Grant Date.
15.5
International Participants. With respect to Participants who reside or work outside of the United States, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company, or its Affiliates.

15.6
Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who will be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee will be controlling, except that no designation, or change or revocation thereof, will be effective unless received by the Committee prior to the Participant’s death and in no event will it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, or if a beneficiary designation previously filed is invalid or no longer effective, the beneficiary will be deemed to be the Participant’s surviving spouse to whom the Participant was lawfully married under the laws of any state or jurisdiction at the time of the Participant’s death or, if the Participant is unmarried at the time of death, the Participant’s estate.

15.7
Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service recipient (or vice-versa) will be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status will not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant will be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

15.8
No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person will be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such shares have been issued or delivered to that person.

15.9
Government and Other Regulations. The obligation of the Company to settle Awards in Shares or other consideration will be subject to all applicable laws, rules, and regulations and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company will be under no obligation to offer to sell or to sell, and will be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company will be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Committee will have the authority to provide that all Shares or other securities of the Company or any Affiliate delivered under the Plan will be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, and

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APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
any other applicable Federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Article 8 of the Plan, the Committee may cause a legend or legends to be put on certificates representing Shares or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company, and/or the Participant’s sale of Shares to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company will pay to the Participant an amount in cash equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date or the date that the Shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Shares (in the case of any other Award). Such amount will be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
15.10
Section 83(b) Elections. If a Participant, in connection with the acquisition of Shares under the Plan or otherwise, makes an election under Code Section 83(b), the Participant will notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Code Section 83(b) or other applicable provision. The making of any such election will be in the sole discretion of any such Participant, except that the Committee may provide in an Award Agreement that an Award is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). Neither the Company nor any Subsidiary or Affiliate will have any liability or responsibility relating to or arising out of the filing or failure to file of any Section 83(b) election.

15.11
Payments to Persons Other Than Participants. If the Committee determines that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment will be a complete discharge of the liability of the Committee and the Company therefor.

15.12
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval will be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

15.13
No Trust or Fund Created. Neither the Plan nor any Award will create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award will require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor will the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants will have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they will have the same rights as other employees under general law.

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APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
15.14
Reliance on Reports. Each member of the Committee and each member of the Board will be fully justified in acting or failing to act, as the case may be, and will not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

15.15
Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

15.16
Governing Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

15.17
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision will be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision will be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award will remain in full force and effect.

15.18
Obligations Binding on Successors. The obligations of the Company under the Plan will be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

15.19
Code Section 409A. Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Code Section 409A, and all provisions of the Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Code Section 409A. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company (including any taxes and penalties under Code Section 409A), and neither the Company nor any Affiliate will have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Code Section 409A, references in the Plan to Termination (and substantially similar phrases) will mean “separation from service” within the meaning of Code Section 409A. For purposes of Code Section 409A, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments, unless otherwise expressly provided in an Award Agreement.

Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i), no payments in respect of any Awards that are “deferred compensation” subject to Code Section 409A and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Code Section 409A) will be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Code Section 409A that is also a business day.
Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Code Section 409A) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration will be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Code Section 409A and any Treasury Regulations promulgated thereunder, or (B) a Disability, no such acceleration will be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Code Section 409A and any Treasury Regulations promulgated thereunder.

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APPENDIX B — AMENDED AND RESTATED OMNIBUS PLAN  (continued)
Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A, the Committee may reform the Plan and/or Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of the Plan and/or Award Agreement. By accepting an Award under the Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 15.19 without further consideration or action.
15.20
Clawback or Forfeiture. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after Termination, has engaged in or engages in any Detrimental Activity. The Committee may also provide that if the Participant otherwise has engaged in or engages in any Detrimental Activity, the Participant will forfeit any gain realized on the vesting or exercise of such Award and must repay the gain to the Company. The Committee may also provide that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant will be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards will be subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with applicable law or any Company policy on the recovery of compensation, as it exists now or as later adopted and as amended and in effect from time to time.

15.21
Expenses; Gender; Titles and Headings. The expenses of administering the Plan will be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender will refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings will control.

15.22
Parachute Payments. If any Award, transfer, payment, or benefit provided to a Participant under the Plan, either alone or together with other awards, transfers, payments, or benefits provided to the Participant by the Service Recipient (including, without limitation, any accelerated vesting thereof) (the “Total Payments”), would constitute a “parachute payment” (as defined in Code Section 280G) and will be subject to the excise tax (the “Excise Tax”) imposed under Section 4999 of the Code, the Total Payments will be automatically reduced if and to the extent that a reduction in the Total Payments would result in the Participant retaining a larger amount than if the Participant received all of the Total Payments, in each case measured on an after-tax basis, taking into account federal, state, and local income taxes and, if applicable, the Excise Tax. The determination of any reduction in the Total Payments, including, but not limited to, the order in which and the extent to which each payment type included within Total Payments should be reduced, shall be made by the Committee on reliance upon such advice and analysis as the Committee may deem necessary or appropriate, such as the advice of the Company’s regular independent public accountants or another similar firm. Such determination may be made using reasonable, good faith interpretations concerning the application of Code Sections 280G and 4999.

*         *          *

108	Spirit AeroSystems 2023 Proxy Statement

Spirit AeroSystems is one of the world’s largest manufacturers of aerostructures for commercial airplanes, defense platforms, and business/regional jets. With expertise in aluminum and advanced composite manufacturing solutions, the company’s core products include fuselages, integrated wings and wing components, pylons, and nacelles. We are leveraging decades of design and manufacturing expertise to be the most innovative and reliable supplier of military aerostructures, and specialty high-temperature materials, enabling warfighters to execute complex, critical missions. Spirit also serves the aftermarket for commercial and business/regional jets. Headquartered in Wichita, Kansas, Spirit has facilities in the U.S., U.K., France, Malaysia and Morocco.
More information is available at www.spiritaero.com.
Spirit AeroSystems Holdings, Inc. :: 3801 South Oliver St. :: Wichita, Kansas 67210
www.spiritaero.com

SPIRIT AEROSYSTEMS HOLDINGS, INC. 3801 S. OLIVER ST.WICHITA, KS 67210 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 25, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/SPR2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 25, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ATTENDING THE VIRTUAL ANNUAL MEETINGTo attend the Annual Meeting, visit www.virtualshareholdermeeting.com/SPR2023 and enter your unique 16-digit voting control number in the box below. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V01387-P86340KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYSPIRIT AEROSYSTEMS HOLDINGS, INC. The Board of Directors recommends a vote FOR each of the following eleven director nominees:1.Election of Directors: Nominees: 1a. Stephen A. Cambone 1b. Irene M. Esteves 1c. William A. Fitzgerald 1d. Paul E. Fulchino 1e. Thomas C. Gentile III 1f. Robert D. Johnson 1g. Ronald T. Kadish 1h. John L. Plueger 1i. James R. Ray, Jr. 1j. Patrick M. Shanahan 1k. Laura H. Wright For Against Abstain The Board of Directors recommends that1 Yearstockholders vote 1 YEAR for Proposal 2:2. Advisory vote on the frequency of the advisory!vote to approve the compensation of namedexecutive officersThe Board of Directors recommends a vote FOR Proposals 3, 4, and 5:3.Advisory vote to approve the compensation of named executive officers 4.Approval of Amended and Restated 2014 Omnibus Incentive Plan 5.Ratification of appointment of Ernst & Young LLP as independent auditors for 2023 2 Years 3 Years Abstain! ! !For Against AbstainTHIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO SUCH DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.NOTE: Please sign exactly as name appears on your account. If the shares are registered in the names of two or more persons, each should sign. If acting as attorney, executor, trustee, or in another representative capacity, sign name and provide full title. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Please keep this ticket to be admitted to the Annual Meeting NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS Time:Place:11:00 a.m. Eastern Time onwww.virtualshareholdermeeting.com/SPR2023Wednesday, April 26, 2023 Who May Vote:You may vote if you were a stockholder of record at the close of business on February 28, 2023 By order of the Board of Directors,Mindy McPheetersSenior Vice President, General Counsel and Corporate SecretaryImportant Notice Regarding the Internet Availability of Proxy Materials for Spirit AeroSystems Holdings, Inc.'s 2023 Annual Meeting of Stockholders.The Notice and Proxy Statement and the 2022 Annual Report are available at: www.proxyvote.com PLEASE FOLD ALONG THE PERFORATION, DETACH, AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.V01388-P86340 Proxy — Spirit AeroSystems Holdings, Inc. PROXY / VOTING INSTRUCTIONS SOLICITED BY THE BOARD OF DIRECTORS OFSPIRIT AEROSYSTEMS HOLDINGS, INC.2023 ANNUAL MEETING OF STOCKHOLDERS — APRIL 26, 2023Each signatory on the reverse side hereby appoints Samantha J. Marnick and Robert D. Johnson, and each of them, with the power of substitution, as proxies for the undersigned and authorizes them to represent and vote all of the shares of stock of Spirit AeroSystems Holdings, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, April 26, 2023 (the "Meeting"), and at any adjournment or postponement thereof, with respect to all of the proposals indicated on the reverse side of this card, and with discretionary authority as to any other matters that may properly come before the Meeting, in accordance with and as described in the Notice and Proxy Statement for the Meeting.This proxy, when properly executed, will be voted as directed or, if no such direction is given, will be voted FOR Proposals 1, 3, 4, and 5, and 1 YEAR for Proposal 2. IMPORTANT: PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE.